    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER __, 1998

                                                    REGISTRATION NOS.: 333-57791
                                                                       811-08837
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------


                                    FORM N-1A
REGISTRATION STATEMENT
            UNDER THE SECURITIES ACT OF 1933                 [ ]
Pre-Effective Amendment No.    1                             [X]
                             -----
Post-Effective Amendment No.                                 [ ]
                             -----
                                     and/or
REGISTRATION STATEMENT
            UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]
Amendment No.  1
              ---
                        (Check appropriate box or boxes)

                         THE SELECT SECTOR SPDR(R) TRUST
               (Exact Name of Registrant as Specified in Charter)
                               225 Franklin Street
                           Boston, Massachusetts 02110
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (303) 623-2577

                             Joseph J. McBrien, Esq.
                           Vice President and Counsel
                       State Street Bank and Trust Company
                            1776 Heritage Drive, A4N
                     North Quincy, Massachusetts 02171-2197
                     (Name and Address of Agent for Service)

                                   Copies to:

                             Stuart M. Strauss, Esq.
                  Gordon Altman Butowsky Weitzen Shalov & Wein
                        147 West 47th Street, 20th Floor
                            New York, New York 10036

                           Kathleen H. Moriarty, Esq.
                            Carter Ledyard & Milburn
                                  2 Wall Street
                               New York, NY 10005

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after the effective date of this registration statement.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                              CROSS REFERENCE SHEET

N-1A Item No.                                                          Location
------------                                                           ---------
(PART A)
            Item 1.    Cover Page
            Item 2.    Synopsis
            Item 3.    Condensed Financial Information
            Item 4.    General Description of Registrant
            Item 5.    Management of the Fund
            Item 5A.   Management's Discussion of Fund Performance
            Item 6.    Capital Stock and Other Securities
            Item 7.    Purchase of Securities Being Offered
            Item 8.    Redemption or Repurchase
            Item 9.    Legal Proceedings
(PART B)
            Item 10.   Cover Page
            Item 11.   Table of Contents
            Item 12.   General Information and History
            Item 13.   Investment Objectives and Policies
            Item 14.   Management of the Registrant
            Item 15.   Control Persons and Principal Holders of Securities
            Item 16.   Investment Advisory and Other Services
            Item 17.   Brokerage Allocation
            Item 18.   Capital Stock and Other Securities
            Item 19.   Purchase, Redemption and Pricing of Securities Being Offered
            Item 20.   Tax Status
            Item 21.   Underwriters
            Item 22.   Calculations of Performance Data
            Item 23.   Financial Statements
(PART C)
            Item 24.   Financial Statements and Exhibits
            Item 25.   Persons Controlled by or Under Common Control
            Item 27.   Number of Holders of Securities
            Item 27.   Indemnification
            Item 29.   Business and Other Connections of Investment Adviser
            Item 30.   Location of Accounts and Records
            Item 31.   Management Services
            Item 32.   Undertakings

                  SUBJECT TO COMPLETION; DATED OCTOBER __, 1998

                          THE SELECT SECTOR SPDR TRUST

      The Select Sector SPDR Trust (the "Trust") is an "index fund" consisting of a number of separate investment portfolios (each a "Select Sector SPDR Fund" or a "Fund" and collectively the "Select Sector SPDR Funds" or the "Funds"). The Funds offered by this Prospectus are: The Basic Industries Select Sector SPDR Fund; The Consumer Services Select Sector SPDR Fund; The Consumer Staples Select Sector SPDR Fund; The Cyclical/Transportation Select Sector SPDR Fund; The Energy Select Sector SPDR Fund; The Financial Select Sector SPDR Fund; The Industrial Select Sector SPDR Fund; The Technology Select Sector SPDR Fund; and The Utilities Sector Select SPDR Fund.

      The investment objective of each Select Sector SPDR Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a specified market sector index (each a "Select Sector Index"). Each Select Sector SPDR Fund is managed by State Street Bank and Trust Company.

      Each Select Sector SPDR Fund's shares of beneficial interest (the "Shares" or "Select Sector SPDRs") have been approved for listing on the American Stock Exchange (the "AMEX"), subject to notice of issuance. The Select Sector SPDRs will trade on the AMEX at market prices. These prices may differ to some degree from the Select Sector SPDRs' net asset value. There is no assurance that active trading for Shares of a Select Sector SPDR Fund will develop. The Select Sector SPDR Funds' distributor, ALPS Mutual Funds Services, Inc. (the "Distributor"), will not maintain a secondary market in Shares of the Funds. Each Select Sector SPDR Fund issues and redeems Shares on a continuous basis -- at net asset value -- only in a large specified number of Shares called a "Creation Unit" principally in kind for securities included in the relevant Select Sector Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE SELECT SECTOR SPDR FUNDS.

      This Prospectus (dated ___________, 1998) explains concisely the information you ought to know before investing in the Select Sector SPDR Funds. We suggest that you keep it for future reference.

      A Statement of Additional Information (dated _____________, 1998), which has been filed with the Securities and Exchange Commission (the "SEC"), provides more information about each Select Sector SPDR Fund. The Statement of Additional Information is incorporated herein by reference (i.e., is legally part of this Prospectus). It may be obtained without charge by writing to the Distributor, ALPS Mutual Funds Services, Inc., at 370 17th Street, Suite 3100, Denver, CO 80202, or by calling the following number:

                      Investor Information: (800) 843-2639.

--------------------------------------------------------------------------------
      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      SHARES IN EACH SELECT SECTOR SPDR FUND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK.
--------------------------------------------------------------------------------

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF A SELECT SECTOR SPDR FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ANY SELECT SECTOR SPDR FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

      DEALERS EFFECTING TRANSACTIONS IN A SELECT SECTOR SPDR FUND'S SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

      "S&P"(R), "Standard & Poor's"(R), "Standard & Poor's 500"(R), "S&P 500"(R), "500", "Standard & Poor's Depositary Receipts", "SPDRs"(R), "Select Sector SPDR" and "Select Sector SPDRs" are trademarks of The McGraw-Hill Companies Inc. which have been licensed for use by the American Stock Exchange and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The Trust will use these trademarks pursuant to a sub-license agreement. The Trust, however, is not sponsored by or affiliated with Standard & Poor's, the AMEX or Merrill Lynch.

                         ------------------------------


                                TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
Prospectus Summary............................................................................ 8

Summary of Select Sector SPDR Fund Expenses.................................................. 12

The Select Sector SPDR Funds and their Investment Objectives................................. 15

Who Should Invest?........................................................................... 16

Investment Policies and Strategies........................................................... 16

Investment Limitations....................................................................... 21

Investment Considerations and Risks.......................................................... 22

Management  ................................................................................. 27

Shareholder Guide............................................................................ 28
            Determination of Net Asset Value................................................. 28
            Buying and Selling Select Sector SPDRs........................................... 29
            Creation and Redemption of Creation Units........................................ 30
            Distributions.................................................................... 32
            Tax Matters ..................................................................... 33
            General Information.............................................................. 34
            Additional Information........................................................... 35


      EACH SELECT SECTOR INDEX IS BASED ON EQUITY SECURITIES OF PUBLIC COMPANIES THAT ARE COMPONENTS OF THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, SELECTED ON THE BASIS OF GENERAL INDUSTRIAL CLASSIFICATION, AND INCLUDED AS CONSTITUENT SECURITIES OF A PARTICULAR SELECT SECTOR INDEX BY MERRILL LYNCH (SOMETIMES REFERRED TO AS THE "INDEX COMPILATION AGENT"). THE AMEX ACTS AS "INDEX CALCULATION AGENT" IN CONNECTION WITH THE CALCULATION AND DISSEMINATION OF EACH SELECT SECTOR INDEX.

      THE SHARES ARE NOT SPONSORED, SOLD OR PROMOTED BY THE AMEX AND ARE NOT SPONSORED OR PROMOTED BY THE INDEX COMPILATION AGENT.

      THE AMEX MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF ANY SELECT SECTOR SPDR FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF ANY SELECT SECTOR SPDR FUND PARTICULARLY. NEITHER THE AMEX NOR THE INDEX COMPILATION AGENT MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF ANY SELECT SECTOR SPDR FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE INDEXES IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. THE SELECT SECTOR INDEXES IDENTIFIED HEREIN ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF ANY SELECT SECTOR SPDR FUND OR THE ISSUER THEREOF. THE AMEX AND THE INDEX COMPILATION AGENT ARE NOT RESPONSIBLE FOR, NOR HAVE THEY PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF THE SHARES OF ANY SELECT SECTOR SPDR FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE AMEX AND THE INDEX COMPILATION AGENT HAVE NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF ANY

SELECT SECTOR SPDR FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF ANY SELECT SECTOR SPDR FUND.

      ALTHOUGH MERRILL LYNCH -- AS THE INDEX COMPILATION AGENT -- SHALL OBTAIN AND PROVIDE INFORMATION TO THE AMEX -- AS THE INDEX CALCULATION AGENT -- FROM SOURCES WHICH IT CONSIDERS RELIABLE, THE INDEX COMPILATION AGENT AND THE AMEX DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF ANY SELECT SECTOR INDEX OBTAINED FROM INDEPENDENT SOURCES. THE INDEX COMPILATION AGENT AND THE AMEX MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. THE INDEX COMPILATION AGENT AND THE AMEX MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX COMPILATION AGENT OR THE AMEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      SELECT SECTOR SPDRS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S ("S&P"), A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SELECT SECTOR SPDRS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SELECT SECTOR SPDRS PARTICULARLY OR THE ABILITY OF A SELECT SECTOR SPDR FUND TO TRACK THE PERFORMANCE OF THE VARIOUS SELECT SECTOR INDEXES REPRESENTED IN THE STOCK MARKET. THE STOCKS INCLUDED IN EACH SELECT SECTOR INDEX WERE SELECTED BY THE INDEX COMPILATION AGENT FROM A UNIVERSE OF COMPANIES REPRESENTED BY THE S&P 500 INDEX. THE COMPOSITION AND WEIGHTINGS OF THE STOCKS INCLUDED IN EACH SELECT SECTOR INDEX CAN BE EXPECTED TO DIFFER FROM THE COMPOSITION AND WEIGHTING OF STOCKS INCLUDED IN THE CORRESPONDING S&P 500 SECTOR INDEX THAT IS PUBLISHED AND DISSEMINATED BY S&P. S&P'S ONLY RELATIONSHIP TO THE INDEX COMPILATION AGENT IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE INDEX COMPILATION AGENT OR A SELECT SECTOR SPDR FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE INDEX COMPILATION AGENT, THE TRUST OR THE OWNERS OF THE SELECT SECTOR SPDRS INTO CONSIDERATION IN DETERMINING,

COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN ANY DETERMINATION OR CALCULATION MADE WITH RESPECT TO ISSUANCE OR REDEMPTION OF THE SELECT SECTOR SPDRS. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SELECT SECTOR SPDRS.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE S&P 500 INDEX, THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEX COMPILATION AGENT, THE TRUST, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER THE LICENSE AGREEMENT OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE S&P 500 INDEX, THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                               PROSPECTUS SUMMARY

--------------------------------------------------------------------------------

The Select Sector SPDR Funds                 The Select Sector SPDR Funds
and their Investment Objectives . . . .      offered by this Prospectus are: The
                                             Basic Industries Select Sector SPDR
                                             Fund; The Consumer Services Select
                                             Sector SPDR Fund; The Consumer
                                             Staples Select Sector SPDR Fund;
                                             The Cyclical/Transportation Select
                                             Sector SPDR Fund; The Energy Select
                                             Sector SPDR Fund; The Financial
                                             Select Sector SPDR Fund; The
                                             Industrial Select Sector SPDR Fund;
                                             The Technology Select Sector SPDR
                                             Fund; and The Utilities Select
                                             Sector SPDR Fund. Each Select
                                             Sector SPDR Fund is a separate
                                             investment portfolio of the Trust.

                                             The investment objective of each
                                             Select Sector SPDR Fund is to
                                             provide investment results that,
                                             before expenses, correspond
                                             generally to the price and yield
                                             performance of publicly traded
                                             equity securities of companies in a
                                             particular sector or group of
                                             industries as represented by a
                                             specified Select Sector Index
                                             published by the AMEX. The
                                             companies included in each Select
                                             Sector Index are selected on the
                                             basis of general industry
                                             classification from a universe of
                                             companies defined by the Standard &
                                             Poor's 500 Composite Stock Index
                                             (the "S&P 500"). The nine Select
                                             Sector Indexes upon which the
                                             Select Sector SPDR Funds are based
                                             together comprise all of the
                                             companies that are included in the
                                             S&P 500. See "Description of the
                                             Select Sector Indexes-Construction
                                             and Maintenance Standards for the
                                             Select Sector Indexes," "The Select
                                             Sector SPDR Funds and their
                                             Investment Objectives," and
                                             "Investment Policies and
                                             Strategies."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Exchange-Traded Shares                       The Shares have been approved for
and Creation Units . . . .                   listing on the AMEX, subject to
                                             notice of issuance. The Shares will
                                             trade on the AMEX at market prices.
                                             These prices may differ from the
                                             Shares' net asset value. The
                                             initial price per Share of each
                                             Select Sector SPDR Fund is expected
                                             to be between $17 and $27, although
                                             there can be no assurance that
                                             Shares will trade in this range or
                                             that an active trading market will
                                             develop.



Trading of Select Sector
SPDR Fund Shares on the AMEX . . . .         The respective AMEX trading symbols
                                             of the Select Sector SPDR Funds are
                                             as follows:

                                                Select Sector SPDR Fund                   Trading Symbol
                                                -----------------------                   --------------

                                             The Basic Industries Select Sector
                                               SPDR Fund                                       XLB
                                             The Consumer Services Select Sector
                                               SPDR Fund                                       XLV
                                             The Consumer Staples Select Sector
                                               SPDR Fund                                       XLP
                                             The Cyclical/Transportation Select
                                               Sector  SPDR Fund                               XLY
                                             The Energy Select Sector SPDR Fund                XLE
                                             The Financial Select Sector SPDR Fund             XLF
                                             The Industrial Select Sector SPDR Fund            XLI
                                             The Technology Select Sector SPDR Fund            XLK
                                             The Utilities Select Sector SPDR Fund             XLU

                                             Each Select Sector SPDR Fund issues
                                             and redeems Shares at their net
                                             asset value only in a large
                                             specified number of Shares called a
                                             "Creation Unit." A Creation Unit of
                                             each Select Sector SPDR Fund
                                             consists of 50,000 Shares. Each
                                             Select Sector SPDR Fund generally
                                             issues and redeems Creation Units
                                             only in kind in exchange for a
                                             designated portfolio of equity
                                             securities included in its Select
                                             Sector Index and a relatively small
                                             cash payment. EXCEPT WHEN
                                             AGGREGATED IN CREATION UNITS, THE
                                             SHARES ARE NOT REDEEMABLE
                                             SECURITIES OF THE SELECT SECTOR
                                             SPDR FUNDS. See "Buying and Selling
                                             Exchange-Traded Shares" and
                                             "Creation and Redemption of
                                             Creation Units."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks....                                    Unlike many investment companies,
                                             the Select Sector SPDR Funds are
                                             not actively "managed." Therefore,
                                             a Select Sector SPDR Fund would not
                                             sell a stock because the stock's
                                             issuer was in financial trouble,
                                             unless that stock is removed from
                                             the Select Sector SPDR Fund's
                                             benchmark Select Sector Index. An
                                             investment in a Select Sector SPDR
                                             Fund involves risks similar to
                                             those of investing in any fund of
                                             equity securities traded on
                                             exchanges, such as market
                                             fluctuations caused by such factors
                                             as economic and political
                                             developments, changes in interest
                                             rates and perceived trends in stock
                                             prices. You should anticipate that
                                             the value of the Shares will
                                             decline, more or less, in
                                             correspondence with any decline in
                                             value of the Select Sector SPDR
                                             Funds' applicable Select Sector
                                             Index. Select Sector SPDR Funds are
                                             subject to certain other risks,
                                             described under "Investment
                                             Considerations and Risks." Among
                                             other things, each Select Sector
                                             SPDR Fund is subject to the
                                             additional risks associated with
                                             concentrating its investments in
                                             companies in the market sector that
                                             its benchmark Select Sector Index
                                             targets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Who Should Invest? . . . .                   Each Select Sector SPDR Fund is
                                             designed for investors who seek a
                                             relatively low-cost "passive"
                                             approach for investing in a
                                             portfolio of equity securities of
                                             companies in a particular sector or
                                             group of industries as represented
                                             by a specified Select Sector Index.

                                             Taken together, the Select Sector
                                             SPDR Funds are designed to
                                             represent all of the 500 stocks
                                             included in the S&P 500. Bought and
                                             sold separately, the Select Sector
                                             SPDR Funds are designed to enable
                                             investors to tailor asset
                                             allocations within the universe of
                                             S&P 500 companies to fit their
                                             particular investment needs. Each
                                             Select Sector SPDR Fund seeks to
                                             provide investment results that,
                                             before expenses, correspond
                                             generally to the price and yield
                                             performance of its benchmark Select
                                             Sector Index. See "Who Should
                                             Invest?" and "Investment
                                             Considerations and Risks."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management of the Trust. . .                 Adviser. State Street Bank and
                                             Trust Company ("State Street" or
                                             the "Adviser") is the investment
                                             adviser to each Select Sector SPDR
                                             Fund. The Adviser is responsible
                                             for the investment management of
                                             each Select Sector SPDR Fund,
                                             subject to the supervision of the
                                             Trust's Board of Trustees.

                                             Administrator. State Street is the
                                             Administrator of each Select Sector
                                             SPDR Fund and will perform certain
                                             clerical, fund accounting,
                                             recordkeeping and bookkeeping
                                             services in such capacity.

                                             Custodian. State Street serves as
                                             the Custodian for the cash and
                                             portfolio securities of each Select
                                             Sector SPDR Fund.

                                             Distributor. ALPS Mutual Funds
                                             Services, Inc. serves as the
                                             principal underwriter and
                                             Distributor of each Select Sector
                                             SPDR Fund's Creation Units. The
                                             Distributor does not maintain a
                                             secondary market in the Shares. See
                                             "Investment Considerations and
                                             Risks" and "Management."

--------------------------------------------------------------------------------

                   SUMMARY OF SELECT SECTOR SPDR FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES

      Exchange-Traded Shares. When buying or selling exchange-listed Shares, you will incur customary brokerage commissions and charges.

      Creation Units. In order to create (i.e., purchase) Creation Units, an investor must deposit a designated portfolio of equity securities included in the relevant Select Sector Index and generally make a small cash payment. See "Creation and Redemption of Creation Units" in this Prospectus and in the Statement of Additional Information for more detail. As of October 9, 1998, the approximate value of the securities comprising a deposit of designated equity securities necessary for an in-kind purchase of a Creation Unit was, for each Select Sector SPDR Fund, between $850,000 and $1,350,000 (assuming the inclusion of all stocks in the relevant Select Sector Index in their exact weighting). A fixed transaction fee of $1,000 is applicable to each creation or redemption transaction regardless of the number of Creation Units created or redeemed in the transaction. An additional charge of three (3) times the fixed transaction fee (for a total charge of $4,000) may be charged with respect to transactions effected outside the Continuous Net Settlement System of the National Securities Clearing Corporation (discussed below) and in the limited circumstances in which cash may be used in lieu of securities to create Creation Units or cash is received upon redemption.

ANNUAL FUND OPERATING EXPENSES

     "Annual Fund Operating Expenses" are the estimated expenses you would incur as a shareholder of a Select Sector SPDR Fund. Actual expenses may vary. "Management Fees" are paid to the Adviser by each Select Sector SPDR Fund to provide the Fund with investment management services. In addition, a "unitary" fee is paid by each Select Sector SPDR Fund to State Street for the administration, custody and transfer agency services it provides to the Funds. The unitary fee is calculated based upon the aggregate net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. The unitary fee is equal to the greater of: (a) a sliding scale fee calculated as follows: (i) .10% of average daily net assets of the Trust up to the first $4.5 billion of net assets (increased by $500 million each time a new Select Sector SPDR Fund is added); (ii) .08% of average daily net assets up to the next $4.5 billion of net assets of the Trust (increased by $500 million each time a new Select Sector SPDR Fund is added); and (iii) .06% of average daily net assets on the remainder of net assets; or (b) a minimum fee of $3.15 million increased by $350,000 each time a new Select Sector SPDR Fund is added. The minimum fee will not be in effect for the first two years of the Trust's operation. Each Select Sector SPDR Fund will also bear all other expenses of its operation.

------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses     The Basic      The Consumer      The Consumer    The        The Energy
(as a percentage of average net    Industries     Services Select   Staples Select  Cyclical/  Select Sector
assets)                            Select Sector  Sector SPDR       Sector SPDR     Transpor-  SPDR Fund
                                   SPDR Fund      Fund              Fund            tation
                                                                                    Select
                                                                                    Sector
                                                                                    SPDR
                                                                                    Fund
------------------------------------------------------------------------------------------------------------
Management Fees                      .05%            .05%             .05%           .05%        .05%

12b-1 Fees*                          .25%            .25%             .25%           .25%        .25%

Other Estimated Operating            .35%            .35%             .35%           .35%        .35%
Expenses                             ----            ----             ----           ----        ----

Total Expenses                       .65%            .65%             .65%           .65%        .65%







------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Annual Fund Operating Expenses    The          The Industrial    The            The Utilities
(as a percentage of average net   Financial    Select Sector     Technology     Select Sector
assets)                           Select       SPDR Fund         Select Sector  SPDR Fund
                                  Sector                         SPDR Fund
                                  SPDR
                                  Fund
---------------------------------------------------------------------------------------------
Management Fees                      .05%            .05%             .05%           .05%

12b-1 Fees*                          .25%            .25%             .25%           .25%

Other Estimated Operating            .35%            .35%             .35%           .35%
Expenses                             ----            ----             ----           ----

Total Expenses                       .65%            .65%             .65%           .65%






---------------------------------------------------------------------------------------------


---------------------------
            (*) Subject to an aggregate maximum of .25% per annum of the average net assets of any Select Sector SPDR Fund, the Distributor will receive a distribution fee pursuant to each Select Sector SPDR Fund's Rule 12b-1 plan (adopted by the Board of Trustees) pursuant to which the Distributor will be compensated for certain distribution-related services and paid an asset-based fee for its administrative services with respect to the Rule 12b-1 plans and will be reimbursed for certain expenditures related to the distribution of Shares as described under "Management -- Distributor" in this Prospectus. In addition, the Distributor may enter into agreements whereby certain broker-dealers or other persons may receive a portion of the Rule 12b-1 fee not to exceed , in the case of any such broker-dealer or other entity, .10% of a Select Sector SPDR Fund's average daily net assets to compensate them for services provided by them to shareholders and educational and promotional services relating to the Shares. A long-term shareholder of a Select Sector SPDR Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charges otherwise permitted by the rules of the National Association of Securities Dealers, Inc.

EXAMPLES OF EXPENSES.

      Shares in less than Creation Unit aggregations are not redeemable. Each Select Sector SPDR Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Select Sector Index. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Select Sector Index), assuming a 5% annual return. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE SELECT SECTOR SPDR FUNDS ONLY IN CREATION UNITS. Further, the return of 5% and estimated expenses are for illustration purposes only and should not be considered indications of expected Select Sector SPDR Fund expenses or performance, which may be greater or lesser than the estimates.

     An investor would pay the following expenses, assuming no redemptions:


-------------------------------------------------------------------------------------------------
                                                                   1 year                 3 years
                                                                    ($)                    ($)
-------------------------------------------------------------------------------------------------
The Basic Industries Select Sector SPDR Fund                       66.63                  208.66
-------------------------------------------------------------------------------------------------
The Consumer Services Select Sector SPDR Fund                      66.63                  208.66
-------------------------------------------------------------------------------------------------
The Consumer Staples Select Sector SPDR Fund                       66.63                  208.66
-------------------------------------------------------------------------------------------------
The Cyclical/Transportation Select Sector SPDR Fund                66.63                  208.66
-------------------------------------------------------------------------------------------------
The Energy Select Sector SPDR Fund                                 66.63                  208.66
-------------------------------------------------------------------------------------------------
The Financial Select Sector SPDR Fund                              66.63                  208.66
-------------------------------------------------------------------------------------------------
The Industrial Select Sector SPDR Fund                             66.63                  208.66
-------------------------------------------------------------------------------------------------
The Technology Select Sector SPDR Fund                             66.63                  208.66
-------------------------------------------------------------------------------------------------
The Utilities Select Sector SPDR Fund                              66.63                  208.66
-------------------------------------------------------------------------------------------------


THE SELECT SECTOR SPDR FUNDS AND THEIR INVESTMENT OBJECTIVES

      Each Select Sector SPDR Fund is a separate investment portfolio of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Select Sector SPDR Fund is classified as a "non-diversified" investment company under the 1940 Act.

      The investment objective of each Select Sector SPDR Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded securities in a particular sector or group of industries as represented by a specified Select Sector Index published by the AMEX. The companies included in each Select Sector Index are selected on the basis of general industry classification from the universe of companies defined by the S&P 500. The nine Select Sector Indexes upon which the Select Sector SPDR Funds are based together comprise all of the companies that are included in the S&P 500. Each Select Sector SPDR Fund's investment objective is a fundamental policy and cannot be changed unless a majority of shareholders approves the change.

      There can be no assurance that a Select Sector SPDR Fund will achieve its investment objective. In this regard, please refer to the "Investment Policies and Strategies" and "Investment Considerations and Risks" sections in this Prospectus and the Statement of Additional Information.

WHO SHOULD INVEST?

      Each Select Sector SPDR Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in a particular sector or group of industries represented by a specified market Select Sector Index published by the AMEX. Taken together, the Select Sector SPDR Funds are designed to represent each of the 500 stocks included in the S&P 500. Bought and sold separately, the Select Sector SPDR Funds are intended to enable investors to tailor asset allocations within the universe of S&P 500 companies to fit their particular investment needs. Unlike actively managed equity mutual funds that attempt to "beat" market averages, each Select Sector SPDR Fund seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of its benchmark Select Sector Index.

      Select Sector SPDR Funds may be suitable for long term investment in the market or market segment represented in the relevant Select Sector Index. Shares of each Select Sector SPDR Fund may also be used as an asset allocation tool or as a speculative trading instrument. Unlike many conventional mutual funds which are only bought and sold at closing net asset values, each Select Sector SPDR Fund's Shares have been designed to be tradable in a secondary market on the AMEX on an intraday basis and to be created and redeemed principally in kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of a Select Sector SPDR Fund that could arise from frequent cash creation and redemption transactions that affect the net asset value of such Fund. Moreover, in contrast to conventional mutual funds where redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Select Sector SPDR Funds generally will not lead to a tax event for ongoing shareholders.

INVESTMENT POLICIES AND STRATEGIES

      Indexing Investment Approach. The Select Sector SPDR Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, each Select Sector SPDR Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of its benchmark Select Sector

Index by investing in a portfolio of stocks that replicate the relevant Select Sector Index or through the use of quantitative analytical procedures to approximate Select Sector Index performance.

      The Adviser anticipates that, generally, each of the Select Sector SPDR Funds will hold all of the securities which comprise its benchmark Select Sector Index. There may, however, be instances where a stock in the applicable Select Sector Index is not held or is not held in the same weightings as in the Select Sector Index. In certain instances, the Adviser may choose to overweight another stock in the Select Sector Index, purchase securities not included within the Select Sector Index which the Adviser believes are appropriate to substitute for the Select Sector Index securities or utilize various combinations of options, futures and/or structured notes or other investment techniques in seeking to track accurately the benchmark Select Sector Index. To the extent that a Select Sector SPDR Fund does not invest in every component security of its applicable Select Sector Index in the proportions dictated by the Select Sector Index, it may not track the Select Sector Index with the same degree of accuracy as an investment vehicle which does. The Adviser believes that, over time, the "expected tracking error" of a Select Sector SPDR Fund relative to the performance of its benchmark Select Sector Index adjusted for the effect of Fund expenses will be less than 5%. An expected tracking error of 5% means that there is a 68% probability that the net asset value of each Select Sector SPDR Fund (adjusted for the effect of Fund expenses) will be within plus or minus 5% of the relevant Select Sector Index level after one year, without modifying (or "rebalancing") the Select Sector Index or the Select Sector SPDR Fund's portfolio composition. Over time, the securities holdings of each Select Sector SPDR Fund may be rebalanced to reflect changes in the composition of the relevant Select Sector Index. A Select Sector SPDR Fund would incur transaction costs and other expenses as a result of a rebalancing. Factors such as timing differences on rebalancing, Fund expenses, taxes, the need to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and the existence of uninvested assets in a Select Sector SPDR Fund may also impact a Select Sector SPDR Fund's performance in tracking the Select Sector Index. The Adviser regularly monitors the correlation between each Select Sector SPDR Fund and its benchmark Select Sector Index and in the event that tracking error exceeds the "expected tracking error", the Adviser will determine what, if any, additional investment changes may need to be made.

      Each Select Sector SPDR Fund has the policy to remain as fully invested as practicable in a pool of equity securities. Each Select Sector SPDR Fund will normally invest at least 95% of its total assets in common stocks that comprise the relevant Select Sector Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements.

      Each Select Sector SPDR Fund may invest its remaining assets in money market instruments or funds which invest exclusively in money market instruments, in repurchase agreements, in stocks that are in the relevant market but not the relevant Select Sector Index, and in convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index), exchange traded stock index futures, and exchange traded options on futures, stock or stock indexes as well as options on the Shares.

These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. See "Investment Policies and Restrictions" in the Statement of Additional Information for a discussion of the risks of these investments. At present, there are no exchange traded futures or options on the Select Sector Indexes but these investments may be available in the future. The Select Sector SPDR Funds will not use these instruments to leverage their securities holdings or for speculative purposes. Certain of the risks typically associated with such contracts, e.g., that the portfolio manager's view of future market movements may be mistaken, therefore would not be applicable to the Trust. The Select Sector SPDR Funds also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

      Although the Select Sector Index underlying each Select Sector SPDR Fund will generally not be subject to frequent or large changes, giving the underlying portfolio many of the characteristics of a long-term investment, periodic changes in the Select Sector Index may occur as a result of capital changes, e.g., mergers, spin offs, or a change in the business or character of a component company, or additions to, or removals from, the S&P 500. Because of the passive investment management approach of each Select Sector SPDR Fund, the portfolio turnover rate is expected to be under 50%, a generally lower turnover rate than for many other investment companies. Sales as a result of Select Sector Index changes could result in the realization of short or long-term capital gains in a Select Sector SPDR Fund resulting in tax liability for shareholders subject to capital gains taxes. (See "Tax Matters"). The Adviser anticipates that it will take approximately three business days for additions and deletions to the S&P 500 to be reflected in the portfolio composition of each Select Sector SPDR Fund.

      Lending Securities. Each Select Sector SPDR Fund may lend securities from its holdings to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because U.S. government securities or other assets that are pledged as collateral to the Select Sector SPDR Funds in connection with these loans generate income, securities lending enables each Select Sector SPDR Fund to earn income that may partially offset its expenses. This may reduce the effect that expenses have on a Select Sector SPDR Fund's ability to provide investment results that correspond generally to the performance of its benchmark Select Sector Index. Each Select Sector SPDR Fund will receive collateral equal to at least 100% of the current market value of the loaned securities on the day loaned. The Select Sector SPDR Funds may invest cash collateral in high quality short-term debt securities or in funds which invest exclusively in such securities.

      Borrowing Money. Each Select Sector SPDR Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes. To the extent that a Select Sector SPDR Fund borrows money, it may be leveraged; at such times, the Select Sector SPDR Fund may appreciate or depreciate in value more rapidly than its benchmark Select Sector Index.

      Investment Concentration. Each Select Sector SPDR Fund will concentrate its investments in an industry to the extent that its relevant Select Sector Index concentrates in such industry.

      Fundamental Policies. The concentration policy of each Select Sector SPDR Fund is a fundamental policy that may be changed only with shareholder approval. Each of the other investment policies is a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval. However, shareholders would be notified prior to any material change in these policies.

                    DESCRIPTION OF THE SELECT SECTOR INDEXES

      Each Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movement of baskets of the equity securities of public companies that are components of the S&P 500 selected on the basis of general industry classification.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDEXES

      Each Select Sector Index has been developed and will be maintained in accordance with the following criteria:

            - Each of the component securities in a Select Sector Index will be a constituent company of the S&P 500.

            - Each stock in the S&P 500 will be allocated to one and only one of the Select Sector Indexes.

            - Each constituent stock of the S&P 500 has been assigned to a Select Sector Index by the Index Compilation Agent. The Index Compilation Agent, after consultation with Standard & Poor's, assigns a company's stock to a particular Select Sector Index on the basis of such company's sales and earnings composition and the sensitivity of the company's stock price and business results to the common factors that affect other companies in each Select Sector Index. Standard & Poor's has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. However, Standard & Poor's plays only a consulting role in the Select Sector Index assignment of the S&P 500 component stocks, which is the sole responsibility of the Index Compilation Agent.

            - Each Select Sector Index is calculated by the AMEX's Index Services Group using a modified "market capitalization" methodology. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. Under certain conditions, however, the number of shares of a component stock within the Select Sector Index may be adjusted to conform to Internal Revenue Code requirements. See "Construction and Maintenance Standards for the Select Sector Indexes" in the Statement of Additional Information.

THE BASIC INDUSTRIES SELECT SECTOR INDEX

      The Basic Industries Select Sector Index consists of certain public companies that are components of the S&P 500 and that are in basic industries. Basic Industries include integrated steel products, chemicals, fibers, paper and gold. This Index was composed of 58 component stocks as of August 14, 1998.

THE CONSUMER SERVICES SELECT SECTOR INDEX

      The Consumer Services Select Sector Index consists of certain public companies that are components of the S&P 500 and that are consumer services firms. Consumer services include entertainment and publishing, prepared foods, medical services, lodging and gaming. This Index was composed of 45 component stocks as of August 14, 1998.

THE CONSUMER STAPLES SELECT SECTOR INDEX

      The Consumer Staples Select Sector Index consists of certain public companies that are components of the S&P 500 and that are involved in the development and production of consumer staples. Consumer staples include cosmetic and personal care, pharmaceuticals, soft drinks, tobacco and food products. This Index was composed of 68 component stocks as of August 14, 1998.

THE CYCLICAL/TRANSPORTATION SELECT SECTOR INDEX

      The Cyclical/Transportation Select Sector Index consists of certain public companies that are components of the S&P 500 and that are in the development and production of cyclical products or the transportation industry. Cyclical and transportation products include building materials, retailers, appliances, housewares, air transportation, automotive manufacturing, shipping and trucking. This Index was composed of 69 component stocks as of August 14, 1998.

THE ENERGY SELECT SECTOR INDEX

      The Energy Select Sector Index consists of certain public companies that are components of the S&P 500 and that are involved in the development and production of energy products. Energy companies in the Index develop and produce crude oil and natural gas, and provide drilling and other energy related services. This Index was composed of 34 component stocks as of August 14, 1998.

THE FINANCIAL SELECT SECTOR INDEX

      The Financial Select Sector Index consists of certain public companies that are components of the S&P 500 and that are involved in the development and production of financial products. Companies in the Index include a wide array of diversified financial services firms whose business lines range from investment management to commercial and business banking. This Index was composed of 74 component stocks as of August 14, 1998.

THE INDUSTRIAL SELECT SECTOR INDEX

      The Industrial Select Sector Index consists of certain public companies that are components of the S&P 500 and that are involved in the development and production of industrial products, including electrical equipment, construction equipment, waste management services and industrial machinery products. This Index was composed of 35 component stocks as of August 14, 1998.

THE TECHNOLOGY SELECT SECTOR INDEX

      The Technology Select Sector Index consists of certain public companies that are components of the S&P 500 and that are involved in the development and production of technology products. Technology products include products developed by defense manufacturers, telecommunications equipment, microcomputer components, integrated computer circuits and process monitoring systems. This Index was composed of 78 component stocks as of August 14, 1998.

THE UTILITIES SELECT SECTOR INDEX

      The Utilities Select Sector Index consists of certain public companies that are components of the S&P 500 and are in the utilities industry. Utilities include communication services, electrical power providers and natural gas distributors. This Index was composed of 39 component stocks as of August 14, 1998.

INVESTMENT LIMITATIONS

      Each Select Sector SPDR Fund intends to observe certain limitations on its investment practices. Generally, a Select Sector SPDR Fund may not:

            - lend cash or other assets, except that a Select Sector SPDR Fund may lend its securities holdings in an amount not to exceed 33% of the value of its total assets;

            - borrow money, except from banks for temporary or emergency purposes in an amount up to 10% of the value of its total assets, and a Select Sector SPDR Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding (this limitation on purchases does not apply to acceptance by the Select Sector SPDR Fund of a deposit principally of securities included in the relevant Select Sector Index for creation of Creation Units);

            - pledge or otherwise encumber its assets, except to secure permitted borrowings (for these purposes collateral arrangements with respect to options and futures are not deemed to involve a pledge of assets).

      These investment limitations and certain additional limitations described in the Statement of Additional Information may be changed only with shareholder approval.

INVESTMENT CONSIDERATIONS AND RISKS

GENERAL RISKS

      You can lose money by investing in a Select Sector SPDR Fund.

      Unlike many investment companies, the Select Sector SPDR Funds are not actively "managed." Therefore, a Select Sector SPDR Fund would not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed from the Select Sector SPDR Fund's benchmark Select Sector Index. An investment in a Select Sector SPDR Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correspondence with any decline in value of the Select Sector SPDR Funds' applicable Select Sector Index.

      Lack of Diversification. Each Select Sector SPDR Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Select Sector SPDR Fund.

      The stocks of particular issuers, or of issuers in particular industries, may represent a large portion of a Select Sector Index. Consequently, a Select Sector SPDR Fund may be more adversely affected by the performance of one security (or group of securities) and be subject to greater price volatility than a more diversified investment company. Also, a Select Sector SPDR Fund may be more susceptible to any single economic, political or regulatory occurrence than the securities holdings of an investment company that is more broadly diversified than the Select Sector SPDR Fund.

      Absence of Prior Active Market. Each Select Sector SPDR Fund is a newly organized series of an investment company with no operating history. While the Shares have been approved for listing on the AMEX, subject to notice of issuance, there can be no assurance that active trading markets for the Shares will develop or be maintained. The Distributor does not maintain a secondary market in the Shares.

      Trading Issues. Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of a Select Sector SPDR Fund will continue to be met or will remain unchanged.

      There can be no assurance that the requirements of the AMEX necessary to maintain the listings of Shares will continue to be met or will remain unchanged. There can also be no assurance that an active trading market will develop or can be maintained for the Shares. The fact that a number of similar products, such as SPDRs, MidCap SPDRs, DIAMONDS(SM)** and 17 series of World Equity Benchmark Shares(SM) ("WEBS")***, have traded on the AMEX for varying periods of time (up to five and one half years) may or may not be indicative of the chances for active trading and liquidity in the Shares of the Funds described herein.

      Fluctuation of Net Asset Value. The net asset value of the Shares will fluctuate with changes in the market value of a Select Sector SPDR Fund's securities holdings. The market prices of Shares will fluctuate in accordance with changes in net asset value and supply and demand on the AMEX. The Adviser cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Select Sector Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

      Foreign Investments. Each Select Sector SPDR Fund may invest in foreign securities or American Depository Receipts, if any. included in its benchmark Select Sector Index. Foreign investments may involve additional risks and considerations. These risks include, for example, fluctuations in foreign currency, as well as the political and economic risks of an issuer's country. Securities of foreign companies may be more volatile than securities of U.S. companies. In addition, many European countries are about to adopt a single European currency, the euro (the "Euro Conversion"). The consequences of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by a Select Sector SPDR Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by a Select Sector SPDR Fund.

      Lending of Securities. Although each Select Sector SPDR Fund receives collateral in connection with all loans of its securities holdings, a Select Sector SPDR Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Select Sector SPDR Fund bears the risk of loss of any cash collateral that it invests.

      Leverage. To the extent that a Select Sector SPDR Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of a Select Sector SPDR Fund's portfolio securities.

--------------------------

      (**)  DIAMONDS is a service mark of Dow Jones, Inc.

      (***) WEBS and World Equity Benchmark Shares are service marks of Morgan
            Stanley Group, Inc.

      Year 2000. The services provided to the Select Sector SPDR Funds by their various service providers depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Select Sector SPDR Funds' service providers have been working actively on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

ADDITIONAL RISKS OF EACH SELECT SECTOR SPDR FUND

      Each Select Sector SPDR Fund is subject to the additional risks associated with concentrating its investments in companies in the market sector that its benchmark Select Sector Index targets. These risks include:

      The Basic Industries Select Sector SPDR Fund. Basic industries in this Select Sector Index include integrated steel products, chemicals, fibers, paper and gold. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which are influenced by an individual company's profitability and broader factors such as interest rates and cross-border competition. The industrial sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

      The Consumer Services Select Sector SPDR Fund. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

      The Consumer Staples Select Sector SPDR Fund. Companies in this Select Sector Index are involved in the development and production of consumer staples. These products include cosmetic and personal care, pharmaceuticals, soft drinks, tobacco and food products. Such companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, soft drink, and fashion-related products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

      The Cyclical/Transportation Select Sector SPDR Fund. Companies in this Select Sector Index are in the transportation industry or involved in the development of cyclical products.

These products include building materials, retailers, appliances, housewares, air transportation, automotive manufacturing, shipping and trucking. Companies involved in the building industry may be affected by a variety of factors such as government spending on housing subsidies, public works, and transportation facilities. Other factors include changes in interest rates, consumer confidence and spending, taxation, demographic patterns, the level of new and existing home sales and other economic activity. Transportation stocks are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. The United States has been deregulating these industries but it is uncertain whether this trend will continue and what its effect will be. See also "The Consumer Services Select Sector SPDR Fund".

      The Energy Select Sector SPDR Fund. Energy companies in this Select Sector Index develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact this Select Sector SPDR Fund's performance.

      The Financial Select Sector SPDR Fund. Companies in this Select Sector Index include a wide array of diversified financial services firms whose business lines range from investment management to commercial and business banking. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Insurance companies may be subject to severe price competition. Legislation is currently being considered that would reduce the separation between commercial and investment banking businesses. If enacted, this legislation could significantly impact the sector and the Fund.

      The Industrial Select Sector SPDR Fund. Companies in this Select Sector Index are involved in the development and production of industrial products, including construction equipment, waste management services, and industrial machinery products. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will likewise affect the performance of these companies. See also "The Basic Industries Select Sector SPDR Fund", "The Consumer Services Select Sector SPDR Fund" and "The Cyclical/Transportation Select Sector SPDR Fund".

      The Technology Select Sector SPDR Fund. Technology companies in this Select Sector Index include companies that are involved in the development and production of technology products. Those products include products developed by defense manufacturers, telecommunications equipment, microcomputer components, integrated computer circuits and process monitoring systems. The financial condition of, and investor interest in, defense companies are heavily influenced by governmental defense spending policies. Defense spending is under pressure from efforts to control the U.S. budget. Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. Also, many of the products and services offered by technology companies are subject to the risk of rapid obsolescence.

      The Utilities Select Sector SPDR Fund. Utilities included in this Select Sector Index include communication services, electrical power providers and natural gas distributors. The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to affect adversely earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

      Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

      You should consider the risks of investing in each Select Sector SPDR Fund that are more fully discussed in the Statement of Additional Information.

MANAGEMENT

      Board of Trustees. The Board of Trustees of the Trust has responsibility for the overall management of each Select Sector SPDR Fund, including general supervision of the Adviser and other service providers. A list of the Trustees and the Trust officers, and their present positions and principal occupations are provided in the Statement of Additional Information.

      Adviser. Under the terms of an Investment Advisory Agreement, State Street serves as the Adviser to each Select Sector SPDR Fund and, subject to the supervision of the Board of Trustees, will be responsible for the investment management of the Select Sector SPDR Funds. As of June 30, 1998, the Adviser managed approximately $470.3 billion in assets, including $225.2 billion in index funds. The Adviser's principal business address is 225 Franklin Street, Boston, Massachusetts 02210.

      For the services provided to the Select Sector SPDR Funds under the Investment Advisory Agreement, each Fund will pay the Adviser monthly fees based on a percentage of each Fund's average daily net assets at the annual rate of
 .05%. From time to time, the Adviser may waive all or a portion of its fee.

      Administrator, Custodian, and Transfer Agent. State Street is the administrator (the "Administrator") for each Select Sector SPDR Fund, the custodian (the "Custodian") of each Select Sector SPDR Fund's assets, and provides transfer agency services (the "Transfer Agent") to the Select Sector SPDR Funds. State Street is paid a "unitary fee" for these services. See "Annual Fund Operating Expenses." The unitary fee is equal to the greater of: (a) a sliding scale fee calculated as follows: (i) .10% of average daily net assets of the Trust up to the first $4.5 billion of net assets (increased by $500 million each time a new Select Sector SPDR Fund is added); (ii) .08% of average daily net assets up to the next $4.5 billion of net assets of the Trust (increased by $500 million each time a new Select Sector SPDR Fund is added); and (iii) .06% of average daily net assets on the remainder of net assets; or (b) a minimum fee of $3.15 million increased by $350,000 each time a new Select Sector SPDR Fund is added. The minimum fee will not be in effect for the first two years of the Trust's operation. Each Select Sector SPDR Fund will also bear all other expenses of its operation.

      Lending Agent. State Street, the lending agent for the Trust, will cause the delivery of loaned securities from each Select Sector SPDR Fund to borrowers, arrange for the return of loaned securities to the Select Sector SPDR Fund at the termination of the loans, request deposit of collateral, monitor daily the value of the loaned securities and collateral, request that borrowers add to the collateral when required by the loan agreements, and provide recordkeeping and accounting services necessary for the operation of the program. For its services, the lending agent will receive a portion of the net investment income earned on the collateral for the securities loaned.

      Distributor. ALPS Mutual Funds Services, Inc. is the Distributor of each Select Sector SPDR Fund's Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares. As noted below, the Shares are traded on the AMEX. The Board of Trustees of the Trust has adopted for each Select Sector SPDR Fund a distribution plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Select Sector SPDR Fund's 12b-1 plan, each Fund is authorized to pay an amount up to .25% of its average daily net assets for certain distribution-related activities. Payments will be made by each Select Sector SPDR Fund to compensate the Distributor for distribution-related services in an amount calculated daily and payable monthly as follows: (1) the Fund's allocable portion of the amount of $225,000 per annum for acting as agent of the Fund with respect to the sale of Creation Units of its Shares; and (2) for administering the Select Sector SPDR Funds' 12b-1 plans, each Fund's allocable portion of .01% per annum of the average aggregate daily net assets of all Funds that have adopted a 12b-1 plan up to and including aggregate net assets of $1 billion; plus .0075% per annum of aggregate net assets in excess of $1 billion up to $2.5 billion; plus .005% per annum of aggregate net assets in excess of $2.5 billion up to and including $5 billion plus .0025% of aggregate net assets in excess of $5 billion. Subject to the approval of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (as such term is defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the 12b-1 plans, additional fees not to exceed .25% of average daily net assets after taking into account the compensation payments to the Distributor (described above) may be paid pursuant to investor services agreements entered into by the Distributor with broker-dealers or other financial institutions to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement). Fees paid to any one broker-dealer or financial institution pursuant to an investor services agreement may not exceed
 .10% per annum of a Fund's average daily net assets. To the extent any additional payments may be made without exceeding .25% of average daily net assets after taking into account compensation payments to the Distributor and payments pursuant to investor services agreements, payments may be made to reimburse the Distributor or another party pursuant to arrangements with the Distributor for promotional and marketing activities related to the sale of Shares including, but not limited to, printing and distribution of prospectuses and statements of additional information for investors and the production and distribution of advertisement and other promotional, sales and marketing materials relating to the sale of Shares. Distribution expenses incurred in any one year in excess of .25% of a Fund's average daily net assets may be reimbursed in subsequent years subject to the annual .25% limit. The fees paid by a Select Sector SPDR Fund under its 12b-1 plan as compensation for distribution, marketing or shareholder services for that Fund may exceed the expenses actually incurred by the recipients of such fees. Each 12b-1 plan and related agreement is subject to approval annually by the Board of Trustees in accordance with the requirements of Rule 12b-1. The Distributor's principal business address is 370 17th Street, Suite 3100, Denver, CO 80202.

INDEX LICENSE

      Standard & Poor's, the AMEX and Merrill Lynch have entered into a license agreement with respect to each Select Sector SPDR Fund's Select Sector Index. Pursuant to such license agreement, the Trust will enter into a sub-license agreement and pay a sub-license fee per annum (i) to Standard & Poor's equal to the greater of .03% of the aggregate net assets of the Trust or $450,000, and (ii) to Merrill Lynch equal to .03% of the aggregate net assets of the Trust. Each Select Sector SPDR Fund will pay its proportionate share of the sub-license fee based on the relative net assets of such Fund.

SHAREHOLDER GUIDE

      DETERMINATION OF NET ASSET VALUE

      Net asset value per Share for each Select Sector SPDR Fund is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Select Sector SPDR Fund is calculated by the Custodian and determined each business day after the close of trading (ordinarily 4:00 p.m., Eastern time) of the New York Stock Exchange ("NYSE").

      BUYING AND SELLING SELECT SECTOR SPDRS

      The Select Sector SPDRs have been approved for listing and secondary trading on the AMEX, subject to notice of issuance. If you buy or sell Select Sector SPDRs in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Select Sector SPDRs will trade on the AMEX at prices that may differ to varying degrees from the daily net asset values of the Shares. Given, however, that Select Sector SPDRs can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

      The AMEX disseminates every fifteen (15) seconds through the facilities of the Consolidated Tape Association an amount representing on a per Share basis the sum of the "Dividend Equivalent Payment" effective through and including the previous business day, plus the current value of the "Deposit Securities" (see "Creation and Redemption of Creation Units"). The Select Sector SPDR Funds are not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy. The Dividend Equivalent Payment is an amount intended to enable a Select Sector SPDR Fund to make a distribution of dividends on the next dividend payment date as if all the portfolio securities of the Fund had been held for the entire dividend period. See the Statement of Additional Information for a description as to the manner in which the Dividend Equivalent Payment is calculated.

      The Depository Trust Corporation ("DTC") serves as securities depository for the Shares. The Shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding Select Sector SPDR Fund Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of (i) DTC; (ii) "DTC Participants", i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) "Indirect Participants", i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled "Book Entry Only System" in the Statement of Additional Information.

      The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors approved by the Trust's Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial owners also receive annually notification as to the tax status of the Trust's distributions.

      CREATION AND REDEMPTION OF CREATION UNITS

      Each Select Sector SPDR Fund issues Shares (through the Distributor) and redeems Shares (through the Transfer Agent) only in Creation Units (50,000 Shares per Creation Unit) at their net asset value on a continuous basis. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Units" in the Statement of Additional Information.

      CREATION

      In order to create (i.e., purchase) Creation Units of a Select Sector SPDR Fund, an investor must deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the relevant Select Sector SPDR Fund's Select Sector Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the number of shares of the Deposit Securities is made available by the Custodian through the facilities of the National Securities Clearing Corporation, immediately prior to the opening of business on the AMEX.

      Orders must be placed in proper form by or through either (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement

System of the National Securities Clearing Corporation (the "Clearing Process"); or (ii) a DTC Participant, that, in either case, has entered into an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement"). Investors should contact the Distributor for the names of Participating Parties and/or DTC Participants that have signed a Participant Agreement. All orders must be placed for one or more whole Creation Units of Shares of a Select Sector SPDR Fund and must be received by the Distributor in proper form no later than the closing time of the NYSE (ordinarily 4:00 P.M. New York time) ("Closing Time") in order to be effected based on the net asset value of Shares of such Select Sector SPDR Fund as determined on such date.

      Orders may be effected through the Clearing Process or outside the Clearing Process. An order to create Creation Units through the Clearing Process (through a Participating Party), or outside the Clearing Process (through a DTC Participant), is deemed received by the Distributor on the date transmitted if the order is received by the Distributor no later than the Closing Time on such date and all other procedures set forth in the Participant Agreement are followed. However, in the case of orders effected outside the Clearing Process, if the Custodian does not receive the requisite Deposit Securities and the Cash Component on the next business day immediately following the transmittal date, the order will be cancelled. Any order may be rejected under certain limited circumstances which are specified in the Statement of Additional Information.

      A fixed transaction fee of $1,000 is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. An additional charge of three (3) times the fixed transaction fee (for a total charge of $4,000) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances specified in the Statement of Additional Information in which cash can be used in lieu of Deposit Securities to create Creation Units. See "Creation and Redemption of Creation Units" in the Statement of Additional Information.

      Legal Restrictions on Transactions in Certain Stocks. An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash included in the Deposit Securities applicable to the creation of a Creation Unit.

      REDEMPTION

      Shares may be redeemed only in Creation Units at their net asset value and only on a day the New York Stock Exchange and the AMEX are open for business. The Custodian makes available immediately prior to the opening of business on the AMEX the list of the names and the number of Shares of each Select Sector SPDR Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. Unless cash redemptions are available or specified for a particular Select Sector SPDR Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed as next determined after receipt of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee. Should the Fund Securities have a value greater than the net asset value of the Shares, a cash payment equal to the differential will be required to be arranged for by or on behalf of the redeeming shareholder by the Participating Party or DTC Participant, as the case may be. The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered to the redeeming shareholder(s) will be made by the Custodian according to procedures set forth herein under "Determination of Net Asset Value" (and in the Statement of Additional Information) computed on the business day on which a redemption order is deemed received by the Transfer Agent. For more detail, see "Creation and Redemption of Creation Units" in the Statement of Additional Information.

      Orders to redeem Creation Units of a Select Sector SPDR Fund may only be effected by or through a Participating Party (with respect to redemptions through the Clearing Process) or a DTC Participant (with respect to redemptions outside the Clearing Process). An order to redeem through the Clearing Process is deemed received on the date of transmittal if such order is received by the Transfer Agent prior to the Closing Time on the date of transmittal and all other procedures set forth in the Participant Agreement are properly followed. An order to redeem outside the Clearing Process is deemed received by the Transfer Agent on the date of transmittal if: (i) such order is received by the Transfer Agent no later than 4:00 p.m. on the transmittal date; (ii) such order is accompanied or proceeded by the requisite number of Shares specified in the order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. on the next business day after the transmittal date; and (iii) all other procedures set forth in the Participant Agreement are followed.

      A fixed transaction fee of $1,000 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of three (3) times the fixed transaction fee (for a total charge of $4,000) may be charged with respect to transactions effected outside the Clearing Process and in the limited circumstances specified in the Statement of Additional Information in which cash in lieu of securities is received upon redemption.

      Investors must accumulate enough Shares of a Select Sector SPDR Fund in the secondary market to constitute a Creation Unit in order to redeem such Shares, subject to sufficient liquidity in the public market to assemble the required number of Shares and to brokerage and other costs in doing so. See "Shareholder Transaction Expenses" under "Summary of Select Sector Fund Expenses" for the approximate cost of a Creation Unit of Shares.

      Legal Restrictions on Transactions in Certain Stocks. An investor subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may, at the Fund's discretion, be entitled to receive an equivalent amount of cash.

      DISTRIBUTIONS

      Dividends and Capital Gains. As a Select Sector SPDR Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Select

Sector SPDR Fund pays out substantially all of its net earnings to its shareholders as "distributions."

      Each Select Sector SPDR Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Select Sector SPDR Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as "capital gain distributions."

      Income dividends are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Select Sector Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, each Select Sector SPDR Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Select Sector SPDR Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

      Distributions in cash may be reinvested automatically in additional whole Shares if the broker through which you purchased Shares makes such option available.

      TAX MATTERS

      As with any investment, you should consider how your Select Sector SPDR Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Select Sector SPDR Fund.

      Unless your investment in a Select Sector SPDR Fund is through a tax-exempt entity or taxed-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

            -           The Select Sector SPDR Fund makes distributions,

            -           You sell Shares listed on the AMEX, and

            -           You create or redeem Creation Units.

      Taxes on Distributions. Your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Select Sector SPDR Fund. Dividends paid out of a Select Sector SPDR Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

      Distributions in excess of a Select Sector SPDR Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Select Sector SPDR Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, it may constitute a return of capital.

      Taxes on AMEX-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

      Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

      Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

      If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

      GENERAL INFORMATION

      The Trust was organized as a Massachusetts business trust on June 10, 1998. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will be held so long as the Shares continue to be listed on the AMEX and the AMEX continues to require listed companies to hold annual meetings. See the Statement of Additional Information for more information concerning the Trust's form of organization.

      For purposes of the 1940 Act, Shares of the Select Sector SPDR Funds are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the Act.

      Each Select Sector SPDR Fund expects that, immediately prior to the commencement of trading in the Fund's Shares, it will have one shareholder holding more than 5% of its outstanding Shares. The Select Sector SPDR Funds cannot predict the length of time that any such person will remain a control person of the Fund. As of the date of this Prospectus, the sole shareholder of each Select Sector SPDR Fund is ______________, a "control" person of the Fund.

      From time to time, the Select Sector SPDR Funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Select Sector SPDR Fund. For a more detailed description of how each Select Sector SPDR Fund computes its performance figures and how these numbers may be used in advertisements, please consult the Statement of Additional Information.

      Gordon Altman Butowsky Weitzen Shalov & Wein serve as counsel to the Trust, including each Select Sector SPDR Fund. PricewaterhouseCoopers LLP serves as independent accountants and will audit each Fund's financial statement annually.

      ADDITIONAL INFORMATION

      This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to each Select Sector SPDR Fund's Shares. The Registration Statement, including this Prospectus, the Statement of Additional Information, and the exhibits may be examined at the offices of the SEC (450 Fifth Street, N.W., Washington D.C. 20549) or at the SEC's Web site (http://(i)www.sec.gov). These documents and other information concerning the Trust also may be inspected at the offices of the AMEX (86 Trinity Place, New York, New York 10006).

      Shareholder inquiries may be directed to the Select Sector SPDR Funds in writing to ALPS Mutual Fund Services, Inc. at 370 17th Street, Suite 3100, Denver, CO 80202.

                         THE SELECT SECTOR SPDR(R) TRUST





                        PROSPECTUS -- _____________ 1998

                  SUBJECT TO COMPLETION; DATED OCTOBER __, 1998

                                     PART B

                         THE SELECT SECTOR SPDR(R) TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                               Dated _______, 1998


       This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated, 1998 (the "Prospectus") for the Select Sector SPDR Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus for the Trust may be obtained without charge by writing to the Trust's Distributor, ALPS Mutual Funds Services, Inc., at 370 17th Street, Suite 3100, Denver, CO 80202.











       "S&P"(R), "Standard & Poor's"(R), "Standard & Poor's 500"(R), "S&P 500"(R), "500", "Standard & Poor's Depositary Receipts", "SPDRs"(R), "Select Sector SPDR" and "Select Sector SPDRs" are trademarks of The McGraw-Hill Companies Inc. which have been licensed for use by the American Stock Exchange and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The Trust will use these trademarks pursuant to a sub-license agreement. The Trust, however, is not sponsored by or affiliated with Standard & Poor's, the AMEX or Merrill Lynch.



                                   RED HERRING

                                TABLE OF CONTENTS

General Description of the Trust....................................... 6

Investment Policies and Restrictions.................................. 24

Special Considerations and Risks...................................... 29

Exchange Listing and Trading.......................................... 33

Management of the Trust............................................... 33

Brokerage Transactions................................................ 39

Book Entry Only System................................................ 40

Creation and Redemption of Creation Units............................. 42

Determination of Net Asset Value...................................... 50

Dividends and Distributions........................................... 51

Taxes................................................................. 52

Capital Stock and Shareholder Reports................................. 52

Performance and Other Information..................................... 54

Counsel and Independent Auditors...................................... 56

Financial Statements.................................................. 58

Exhibit A............................................................. 59




                       ---------------------------------

       The information contained herein regarding the Select Sector Indexes, securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

       EACH SELECT SECTOR INDEX IS BASED ON EQUITY SECURITIES OF PUBLIC COMPANIES THAT ARE COMPONENTS OF THE STANDARD & POOR'S 500

COMPOSITE STOCK INDEX, SELECTED ON THE BASIS OF GENERAL INDUSTRIAL CLASSIFICATION, AND INCLUDED AS CONSTITUENT SECURITIES OF A PARTICULAR SELECT SECTOR INDEX BY MERRILL LYNCH (SOMETIMES REFERRED TO AS THE "INDEX COMPILATION AGENT"). THE AMEX ACTS AS "INDEX CALCULATION AGENT" IN CONNECTION WITH THE CALCULATION AND DISSEMINATION OF EACH SELECT SECTOR INDEX.

       THE SHARES ARE NOT SPONSORED, SOLD OR PROMOTED BY THE AMEX AND ARE NOT SPONSORED OR PROMOTED BY THE INDEX COMPILATION AGENT.

       THE AMEX MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF ANY SELECT SECTOR SPDR FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF ANY SELECT SECTOR SPDR FUND PARTICULARLY. NEITHER THE AMEX NOR THE INDEX COMPILATION AGENT MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF ANY SELECT SECTOR SPDR FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE INDEXES IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. THE SELECT SECTOR INDEXES IDENTIFIED HEREIN ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF ANY SELECT SECTOR SPDR FUND OR THE ISSUER THEREOF. THE AMEX AND THE INDEX COMPILATION AGENT ARE NOT RESPONSIBLE FOR, NOR HAVE THEY PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF THE SHARES OF ANY SELECT SECTOR SPDR FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE AMEX AND THE INDEX COMPILATION AGENT HAVE NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF ANY SELECT SECTOR SPDR FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF ANY SELECT SECTOR SPDR FUND.

       ALTHOUGH MERRILL LYNCH -- AS THE INDEX COMPILATION AGENT -- SHALL OBTAIN AND PROVIDE INFORMATION TO THE AMEX -- AS THE INDEX CALCULATION AGENT -- FROM SOURCES WHICH IT CONSIDERS RELIABLE, THE INDEX COMPILATION AGENT AND THE AMEX DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF ANY SELECT SECTOR INDEX OBTAINED FROM INDEPENDENT SOURCES. THE INDEX COMPILATION AGENT AND THE AMEX MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. THE INDEX COMPILATION AGENT AND THE AMEX MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO

THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX COMPILATION AGENT OR THE AMEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

       SELECT SECTOR SPDRS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S ("S&P"), A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SELECT SECTOR SPDRS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SELECT SECTOR SPDRS PARTICULARLY OR THE ABILITY OF A SELECT SECTOR SPDR FUND TO TRACK THE PERFORMANCE OF THE VARIOUS SELECT SECTOR INDEXES REPRESENTED IN THE STOCK MARKET. THE STOCKS INCLUDED IN EACH SELECT SECTOR INDEX WERE SELECTED BY THE INDEX COMPILATION AGENT FROM A UNIVERSE OF COMPANIES REPRESENTED BY THE S&P 500 INDEX. THE COMPOSITION AND WEIGHTINGS OF THE STOCKS INCLUDED IN EACH SELECT SECTOR INDEX CAN BE EXPECTED TO DIFFER FROM THE COMPOSITION AND WEIGHTING OF STOCKS INCLUDED IN THE CORRESPONDING S&P 500 SECTOR INDEX THAT IS PUBLISHED AND DISSEMINATED BY S&P. S&P'S ONLY RELATIONSHIP TO THE INDEX COMPILATION AGENT IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE INDEX COMPILATION AGENT OR A SELECT SECTOR SPDR FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE INDEX COMPILATION AGENT, THE TRUST OR THE OWNERS OF THE SELECT SECTOR SPDRS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN ANY DETERMINATION OR CALCULATION MADE WITH RESPECT TO ISSUANCE OR REDEMPTION OF THE SELECT SECTOR SPDRS. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SELECT SECTOR SPDRS.

       S&P DOES NOT GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE S&P 500 INDEX, THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEX COMPILATION AGENT, THE TRUST, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER THE LICENSE AGREEMENT OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE S&P 500 INDEX, THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY

LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                        GENERAL DESCRIPTION OF THE TRUST

       The Trust is an open-end management investment company. The Trust currently consists of nine investment series (each, a "Select Sector SPDR Fund" or "Fund" and collectively the "Select Sector SPDR Funds" or "Funds"). The Trust was organized as a Massachusetts business trust on June 10, 1998. The shares of each Select Sector SPDR Fund are referred to herein as "Shares." The Select Sector SPDR Funds offered by the Trust are: The Basic Industries Select Sector SPDR Fund; The Consumer Services Select Sector SPDR Fund; The Consumer Staples Select Sector SPDR Fund; The Cyclical/Transportation Select Sector SPDR Fund; The Energy Select Sector SPDR Fund; The Financial Select Sector SPDR Fund; The Industrial Select Sector SPDR Fund; The Technology Select Sector SPDR Fund; and The Utilities Select Sector SPDR Fund. The investment objective of each Select Sector SPDR Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a specified market sector index (each a "Select Sector Index"). Each Select Sector SPDR Fund is managed by State Street Bank and Trust Company ("State Street" or the "Adviser").

       Each Select Sector SPDR Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit") generally in exchange for a basket of equity securities included in its Select Sector Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Shares have been approved for listing and secondary trading on the AMEX, subject to notice of issuance. The Shares will trade on the AMEX at market prices. These prices may differ from the Shares' net asset value. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Select Sector SPDR Fund consists of 50,000 Shares.

       The Trust reserves the right to offer a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements) although it has no current intention of doing so. In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses in the particular exchange that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

              THE SELECT SECTOR INDEXES AND RELEVANT EQUITY MARKETS

       Each of the nine Select Sector Indexes which is the benchmark for a Select Sector SPDR Fund is intended to give investors an efficient, modified market capitalization-based way to track the movement of baskets of equity securities of public companies that are components of the Standard & Poor's 500 Composite Stock Index ("S&P 500") and are included in specific sectors.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDEXES

       SELECTION CRITERIA

       Each Select Sector Index has been developed and will be maintained in accordance with the following criteria:

       - Each of the component stocks in a Select Sector Index (the "Component Stocks") has been selected from the universe of companies defined by the S&P 500.

       - The nine Select Sector Indexes together will include all of the companies represented in the S&P 500 and each of the stocks in the S&P 500 will be allocated to one and only one of the Select Sector Indexes.

       - The Component Stocks have been assigned to a Select Sector Index by the Index Compilation Agent. The Index Compilation Agent, after consultation with Standard & Poor's, assigns Component Stocks to a particular Select Sector Index on the basis of such company's sales and earnings composition and the sensitivity of the company's stock price and business results to the common factors that affect other companies in such Select Sector Index. Standard & Poor's has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P
            500. However, Standard & Poor's plays only a consulting role in the assignment of the S&P 500 component securities to any Select Sector Index, which is the sole responsibility of the Index Compilation Agent.

       - Each Select Sector Index is weighted based on the market capitalization of each of the Component Stocks, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Component Stock measured on the last day of a calendar quarter may not exceed 24.99% of the total value of its respective Select Sector Index; and (ii) with respect to 50% of the total value of the Select Sector Index, the market capitalization-based weighted value of the Component Stocks must be diversified so that no single Component Stock measured on the last day of a calendar quarter represents more than 4.99% of the total value of its respective Select Sector Index.

       - Rebalancing the Select Sector Indexes to meet the asset diversification requirements will be the responsibility of the American Stock Exchange Index Services Group ("ISG"). If shortly prior to the last business day of any calendar quarter (a "Quarterly Qualification Date"), a Component Stock (or two or more Component Stocks) approaches the maximum allowable value limits set forth above (the "Asset Diversification Limits"), the percentage that such Component Stock (or Component Stocks) represents in the Select Sector Index will be reduced and the market capitalization-based weighted value of such Component Stock (or Component Stocks) will be redistributed across the Component Stocks that do not closely approach the Asset Diversification Limits in accordance with the following methodology: First, each Component Stock that exceeds 24% of the total value of the Select Sector Index will be reduced to 23% of the total value of the Select Sector Index and the aggregate amount by which all Component Stocks exceed 24% will be redistributed equally across the remaining Component Stocks that represent less than 23% of the total value of the Select Sector Index. If as a result of this redistribution, another Component Stock then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Select Sector Index accounted for by the lowest weighted Component Stocks, each Component Stock that exceeds 4.8% of the total value of the Select Sector Index will be reduced to 4.6% and the aggregate amount by which all Component Stocks exceed 4.8% will be distributed equally across all remaining Component Stocks that represent less than 4.6% of the total value of the Select Sector Index. If as a result of this redistribution another Component Stock that did not previously exceed 4.8% of the Select Sector Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Select Sector Index is accounted for by Component Stocks representing no more than 4.8% of the total value of the Select Sector Index. If necessary, this reallocation process may take place more than once prior to a Quarterly Qualification Date to insure that the Select Sector Index and the Select Sector SPDR Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.

       - As detailed below, the Select Sector Indexes are calculated and disseminated by ISG. As of the market close on August 14, 1998, the weighting of each Select Sector Index in the S&P 500 based on the capitalization of the stocks in the index was as follows:


              LIST OF THE INDEXES                                    WEIGHTING
              -------------------                                    ---------
              The Basic Industries Select Sector Index                 3.69%
              The Consumer Services Select Sector Index                5.99%
              The Consumer Staples Select Sector Index                22.52%
              The Cyclical/Transportation Select Sector Index          8.91%
              The Energy Select Sector Index                           7.54%
              The Financial Select Sector Index                       17.02%
              The Industrial Select Sector Index                       6.70%
              The Technology Select Sector Index                      20.98%
              The Utilities Select Sector Index                        6.65%
                                                                   -------------
                                                                     100.00%


       - Periodically, the Index Compilation Agent will supply ISG with sector designations for a number of stocks deemed likely candidates for replacement selection by the Standard & Poor's 500 Index Committee. If a replacement not on the current list is selected by the Standard & Poor's 500 Index Committee, ISG will ask the Index Compilation Agent to assign the stock to one of the nine sectors promptly.

            AMEX will disseminate information on this assignment and on consequent changes in the Select Sector Index(es).

       - The Index Compilation Agent at any time may determine that a Component Stock which has been assigned to one Select Sector Index has undergone such a transformation in the composition of its business that it should be removed from that Select Sector Index and assigned to a different Select Sector Index. In the event that the Index Compilation Agent notifies ISG that a Component Stock's Select Sector Index assignment should be changed, the AMEX will disseminate notice of the change following its standard procedure for announcing index changes and will implement the change in the affected Select Sector Indexes on a date no less than one week after the initial dissemination of information on the sector change to the maximum extent practicable. It is not anticipated that Component Stocks will change sectors frequently.

       - Component Stocks removed from and added to the S&P 500 will be deleted from and added to the appropriate Select Sector Index on the same schedule used by Standard & Poor's for additions and deletions from the S&P 500 insofar as practicable.

Select Sector Index Calculations

       With the exception of the weighting constraints described above, each Select Sector Index is calculated using the same methodology utilized by Standard & Poor's in calculating the S&P 500. In particular:

       - Each Select Sector Index is calculated using a base-weighted aggregate methodology; that means the level of the Select Sector Index reflects the total market value of all of its Component Stocks relative to a particular base period. Statisticians refer to this type of index, one with a set of combined variables (such as price and number of shares), as a composite index.

       - Total market value of a company is determined by multiplying the price of the stock by the number of common shares outstanding. An indexed number is used to represent the results of the aggregate market value calculation in order to make the value easier to work with and track over time.

       - The daily calculation of each Select Sector Index is computed by dividing the total market value of the companies in the Select Sector Index by a number called the "Index Divisor." By itself, the Index Divisor is an arbitrary number. However, in the context of the calculation of the Select Sector Index, it is the only link to the original base period value of the Select Sector Index. The Index Divisor keeps the Select Sector Index comparable over time and adjustments to the Index Divisor ensure that there are no changes in the Select Sector Index level as a result of non-market forces (corporate actions, replacements, weighting changes, etc.).

       - Four times a year on a Friday close to the end of each calendar quarter, the share totals of the companies in the S&P 500 are updated by Standard & Poor's. This information is utilized to update the share totals of companies in each Select Sector Index. After the totals are updated, the Index Divisor is adjusted to compensate for the net change in the market value of the Select Sector Index.

       - Once a week the database containing the current common shares outstanding for the S&P 500 companies is compared by Standard & Poor's against the shares outstanding used to actually calculate the S&P 500. Any difference of 5% or more is screened for review by Standard & Poor's. If appropriate, a share change will be implemented by Standard & Poor's after the close of trading on the following Wednesday. Preannounced corporate actions such as restructurings and recapitalizations can significantly change a company's shares outstanding. Any changes over 5% are reviewed by Standard & Poor's and, when appropriate, an immediate adjustment is made to the number of shares outstanding used to calculate the Select Sector Index. Any adjustment made by Standard & Poor's in shares outstanding will result in a corresponding adjustment to each affected Select Sector Index.

       - Standard & Poor's will advise ISG regarding the handling of nonroutine corporate actions which may arise from time to time and which may have an impact on the calculation of the S&P 500 and, consequently, on the calculation of the Select Sector Indexes. Corporate actions such as a merger or acquisition, stock splits, routine spin-offs, etc., which require adjustments in the Select Sector Index calculation, will be handled by the AMEX staff and Index Divisor adjustments calculated when necessary in the same manner they are handled by Standard & Poor's in its maintenance of the S&P 500. In the event a merger or acquisition changes the relative importance of a company's participation in two or more sectors in a major way, the Select Sector Index assignment of the stock may change. In any event, a new Index Divisor for affected Select Sector Indexes will be disseminated promptly by ISG.

Select Sector Index Dissemination

       Similar to other stock index values published by the AMEX, the value of each Select Sector Index will be calculated continuously and disseminated every 15 seconds over the Consolidated Tape Association's Network B. The major electronic financial data vendors - Bloomberg, Quotron, Reuters and Bridge Information Systems - are expected to publish information on each Select Sector Index for their subscribers.

       Brief descriptions of the Select Sector Indexes on which the Select Sector SPDR Funds are based and the equity markets in which the Select Sector SPDR Funds are invested are provided below. (All dollar figures reflected in the tables below are in the millions.)

       THE BASIC INDUSTRIES SELECT SECTOR INDEX

       General Background

       The Basic Industries Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in basic industries. Basic industries include integrated steel products, chemicals, fibers, paper and gold. A list of the 58 Component Stocks included in the Index as of August 14, 1998 is attached as Exhibit A.

       Constituent Stocks and Industries/Sectors

       Summary:

------------------------------------------    ----------------------------------
Aggregate Market Capitalization (8/14/98):               $312,566.66
------------------------------------------    ----------------------------------

         10 Largest Components by Market Capitalization:

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
          COMPANY NAME         CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- -----------
DUPONT (EI.)                     $60,092.73     19.23%     19.23%      19.23%
------------------------------ -------------- ---------- ---------- -----------
MONSANTO CO                      $33,240.67     10.63%     10.63%      29.86%
------------------------------ -------------- ---------- ---------- -----------
DOW CHEMICAL                     $19,248.02      6.16%      6.16%      36.02%
------------------------------ -------------- ---------- ---------- -----------
INTL PAPER                       $12,837.62      4.11%      4.11%      40.13%
------------------------------ -------------- ---------- ---------- -----------
ALUMINUM CO. OF AMERICA          $11,800.52      3.78%      3.78%      43.90%
------------------------------ -------------- ---------- ---------- -----------
PPG INDUSTRIES                   $10,021.07      3.21%      3.21%      47.11%
------------------------------ -------------- ---------- ---------- -----------
AIR PRODUCTS & CHEMICALS          $7,934.34      2.54%      2.54%      49.65%
------------------------------ -------------- ---------- ---------- -----------
WEYERHAEUSER                      $7,685.45      2.46%      2.46%      52.10%
------------------------------ -------------- ---------- ---------- -----------
PRAXAIR                           $6,765.98      2.16%      2.16%      54.27%
------------------------------ -------------- ---------- ---------- -----------
AVERY DENNISON CORP               $6,407.08      2.05%      2.05%      56.32%
------------------------------ -------------- ---------- ---------- -----------


       10 Largest Industries (% Index Weight):

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
          INDUSTRY             CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------

MAJOR CHEMICALS                 $130,202.42     41.66%     41.66%       41.66%
------------------------------ -------------- ---------- ---------- ------------
SPECIALTY CHEM.                  $52,818.24     16.90%     16.90%       58.55%
------------------------------ -------------- ---------- ---------- ------------
PAPER & FOREST PROD.             $45,894.53     14.68%     14.68%       73.24%
------------------------------ -------------- ---------- ---------- ------------
ALUMINUM                         $20,784.24      6.65%      6.65%       79.89%
------------------------------ -------------- ---------- ---------- ------------
GOLD MINING                      $14,313.87      4.58%      4.58%       84.47%
------------------------------ -------------- ---------- ---------- ------------
PACKAGING                        $13,971.87      4.47%      4.47%       88.94%
------------------------------ -------------- ---------- ---------- ------------
STEEL                            $12,209.73      3.91%      3.91%       92.84%
------------------------------ -------------- ---------- ---------- ------------
NON-FEROUS METALS                 $9,068.80      2.90%      2.90%       95.74%
------------------------------ -------------- ---------- ---------- ------------
GLASS CONTAINERS                  $6,073.67      1.94%      1.94%       97.69%
------------------------------ -------------- ---------- ---------- ------------
METAL CONTAINERS                  $5,819.85      1.86%      1.86%       99.55%
------------------------------ -------------- ---------- ---------- ------------


       THE CONSUMER SERVICES SELECT SECTOR INDEX

       General Background

       The Consumer Services Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are consumer services firms. Consumer services include entertainment and publishing, prepared foods, medical services, lodging and gaming. A list of the 45 Component Stocks included in the Index as of August 14, 1998 is attached as Exhibit A.

       Constituent Stocks and Industries/Sectors

       Summary:

------------------------------------------    ----------------------------------
Aggregate Market Capitalization (8/14/98):                $508,326.05
------------------------------------------    ----------------------------------


       10 Largest Components by Market Capitalization:

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
  COMPANY NAME                 CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
DISNEY (WALT)                    $64,935.07     12.77%     12.77%      12.77%
------------------------------ -------------- ---------- ---------- ------------

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
        COMPANY NAME           CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
TIME WARNER INC                  $52,803.29     10.39%     10.39%      23.16%
------------------------------ -------------- ---------- ---------- ------------
MCDONALD'S CORP                  $44,597.02      8.77%      8.77%      31.94%
------------------------------ -------------- ---------- ---------- ------------
MEDIAONE GROUP                   $28,922.42      5.69%      5.69%      37.63%
------------------------------ -------------- ---------- ---------- ------------
VIACOM INC                       $21,619.60      4.25%      4.25%      41.88%
------------------------------ -------------- ---------- ---------- ------------
CBS CORP                         $20,466.28      4.03%      4.03%      45.90%
------------------------------ -------------- ---------- ---------- ------------
TELE-COMM TCI GRP - SER A        $18,480.66      3.64%      3.64%      49.54%
------------------------------ -------------- ---------- ---------- ------------
GANNETT CO                       $17,972.42      3.54%      3.54%      53.08%
------------------------------ -------------- ---------- ---------- ------------
COMCAST CORP                     $16,410.13      3.23%      3.23%      56.30%
------------------------------ -------------- ---------- ---------- ------------
COLUMBIA/HCA HLTHCR              $15,283.67      3.01%      3.01%      59.31%
------------------------------ -------------- ---------- ---------- ------------



       10 Largest Industries (% Index Weight):

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
          INDUSTRY             CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
ENTERTAINMENT                    $139,357.96    27.42%     27.42%      27.42%
------------------------------ -------------- ---------- ---------- ------------
MEDIA BROADCASTING                $99,102.97    19.50%     19.50%      46.91%
------------------------------ -------------- ---------- ---------- ------------
NEWS - INFO SERVICES              $72,989.05    14.36%     14.36%      61.27%
------------------------------ -------------- ---------- ---------- ------------
RESTAURANTS                       $54,835.99    10.79%     10.79%      72.06%
------------------------------ -------------- ---------- ---------- ------------
LODGING & CRUISE                  $29,066.10     5.72%      5.72%      77.78%
------------------------------ -------------- ---------- ---------- ------------
HOSPITAL MANAGEMENT               $25,139.33     4.95%      4.95%      82.72%
------------------------------ -------------- ---------- ---------- ------------
HEALTH CARE INFO TECH             $23,049.15     4.53%      4.53%      87.26%
------------------------------ -------------- ---------- ---------- ------------
HMOs                              $18,329.51     3.61%      3.61%      90.86%
------------------------------ -------------- ---------- ---------- ------------
ADVERTISING & MARKETING           $17,206.67     3.38%      3.38%      94.25%
------------------------------ -------------- ---------- ---------- ------------
DEATH CARE                         $9,759.96     1.92%      1.92%      96.17%
------------------------------ -------------- ---------- ---------- ------------

       THE CONSUMER STAPLES SELECT SECTOR INDEX

       General Background

       The Consumer Staples Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer products. Consumer staples include cosmetic and personal care, pharmaceuticals, soft drinks, tobacco and food products. A list of the 68 Component Stocks included in the Index as of August 14, 1998 is attached as Exhibit A.

       Constituent Stocks and Industries/Sectors

       Summary:

------------------------------------------    ----------------------------------
Aggregate Market Capitalization (8/14/98):               $1,910,625.50
------------------------------------------    ----------------------------------

       10 Largest Components by Market Capitalization:

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
    COMPANY NAME               CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
COCA-COLA                        $189,676.33    9.93%      9.93%        9.93%
------------------------------ -------------- ---------- ---------- ------------
MERCK & CO                       $152,246.12    7.97%      7.97%       17.90%
------------------------------ -------------- ---------- ---------- ------------
PFIZER                           $132,113.54    6.91%      6.91%       24.81%
------------------------------ -------------- ---------- ---------- ------------
BRISTOL MYERS SQUIBB             $105,874.40    5.54%      5.54%       30.35%
------------------------------ -------------- ---------- ---------- ------------
PROCTER & GAMBLE CO              $105,267.09    5.51%      5.51%       35.86%
------------------------------ -------------- ---------- ---------- ------------
PHILIP MORRIS                    $102,640.76    5.37%      5.37%       41.23%
------------------------------ -------------- ---------- ---------- ------------
JOHNSON & JOHNSON                $100,849.88    5.28%      5.28%       46.51%
------------------------------ -------------- ---------- ---------- ------------
LILLY (ELI)                       $75,997.04    3.98%      3.98%       50.49%
------------------------------ -------------- ---------- ---------- ------------
SCHERING-PLOUGH                   $69,515.04    3.64%      3.64%       54.13%
------------------------------ -------------- ---------- ---------- ------------
AMERICAN HOME PRODUCTS            $66,368.79    3.47%      3.47%       57.60%
------------------------------ -------------- ---------- ---------- ------------

       10 Largest Industries (% Index Weight):

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
          INDUSTRY             CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
DRUGS                            $688,633.04    36.04%     36.04%       36.04%
------------------------------ -------------- ---------- ---------- ------------
MEDICAL SUPPLIES                 $268,346.41    14.04%     14.04%       50.09%
------------------------------ -------------- ---------- ---------- ------------
BEVERAGES - SOFTDRINK            $240,185.04    12.57%     12.57%       62.66%
------------------------------ -------------- ---------- ---------- ------------
HOUSEHOLD PRODUCTS               $212,907.91    11.14%     11.14%       73.80%
------------------------------ -------------- ---------- ---------- ------------
FOODS                            $165,199.20     8.65%      8.65%       82.45%
------------------------------ -------------- ---------- ---------- ------------
TOBACCO                          $107,617.69     5.63%      5.63%       88.08%
------------------------------ -------------- ---------- ---------- ------------
COSMETIC & PERSONAL CARE          $74,732.95     3.91%      3.91%       91.99%
------------------------------ -------------- ---------- ---------- ------------
FOOD RETAILER                     $55,627.38     2.91%      2.91%       94.90%
------------------------------ -------------- ---------- ---------- ------------
RETAIL - DRUG STORES              $50,519.73     2.64%      2.64%       97.55%
------------------------------ -------------- ---------- ---------- ------------
BEVERAGES - BREWERS               $46,856.14     2.45%      2.45%      100.00%
------------------------------ -------------- ---------- ---------- ------------


       THE CYCLICAL/TRANSPORTATION SELECT SECTOR INDEX

       General Background

       The Cyclical/Transportation Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of cyclical products or the transportation industry. Cyclical and transportation products include building materials, retailers, appliances, housewares, air transportation, automotive manufacturing, shipping and trucking. A list of the 69 Component Stocks included in the Index as of August 14, 1998 is attached as Exhibit A.

       Constituent Stocks and Industries/Sectors

       Summary:

------------------------------------------    ----------------------------------
Aggregate Market Capitalization (8/14/98):                $755,356.95
------------------------------------------    ----------------------------------


       10 Largest Components by Market Capitalization:

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
        COMPANY NAME           CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
WAL-MART STORES                  $140,088.45    18.55%     18.55%      18.55%
------------------------------ -------------- ---------- ---------- ------------
HOME DEPOT                        $61,721.52     8.17%      8.17%      26.72%
------------------------------ -------------- ---------- ---------- ------------
FORD MOTOR                        $59,284.84     7.85%      7.85%      34.57%
------------------------------ -------------- ---------- ---------- ------------
GENERAL MOTORS CORP               $45,324.79     6.00%      6.00%      40.57%
------------------------------ -------------- ---------- ---------- ------------
CHRYSLER CORP                     $37,035.05     4.90%      4.90%      45.47%
------------------------------ -------------- ---------- ---------- ------------
GAP INC                           $24,742.81     3.28%      3.28%      48.74%
------------------------------ -------------- ---------- ---------- ------------
DAYTON HUDSON CORP                $19,888.69     2.63%      2.63%      51.38%
------------------------------ -------------- ---------- ---------- ------------
SEARS ROEBUCK & CO                $18,868.31     2.50%      2.50%      53.88%
------------------------------ -------------- ---------- ---------- ------------
BURLINGTON NTHRN SANTA FE         $14,960.82     1.98%      1.98%      55.86%
------------------------------ -------------- ---------- ---------- ------------
MAY DEPT STORES                   $14,313.13     1.89%      1.89%      57.75%
------------------------------ -------------- ---------- ---------- ------------


       10 Largest Industries (% Index Weight):


------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
          INDUSTRY             CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
RETAIL - MASS MERCHANDISE        $186,251.04    24.66%     24.66%       24.66%
------------------------------ -------------- ---------- ---------- ------------
AUTO                             $141,644.67    18.75%     18.75%       43.41%
------------------------------ -------------- ---------- ---------- ------------
RETAIL - BUILDING MATERIALS       $74,904.76     9.92%      9.92%       53.33%
------------------------------ -------------- ---------- ---------- ------------
RETAIL - DEPT STORES              $66,638.22     8.82%      8.82%       62.15%
------------------------------ -------------- ---------- ---------- ------------
RAILROAD                          $44,190.96     5.85%      5.85%       68.00%
------------------------------ -------------- ---------- ---------- ------------
RETAIL - APPAREL                  $38,434.58     5.09%      5.09%       73.09%
------------------------------ -------------- ---------- ---------- ------------
AIRLINE                           $33,194.06     4.39%      4.39%       77.48%
------------------------------ -------------- ---------- ---------- ------------
SPECIALTY RETAIL                  $22,814.84     3.02%      3.02%       80.50%
------------------------------ -------------- ---------- ---------- ------------
BUILDING MATERIALS                $16,675.77     2.21%      2.21%       82.71%
------------------------------ -------------- ---------- ---------- ------------
TOYS                              $15,921.37     2.11%      2.11%       84.82%
------------------------------ -------------- ---------- ---------- ------------

       THE ENERGY SELECT SECTOR INDEX

       General Background

       The Energy Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of energy products. Energy companies in the Index develop and produce crude oil and natural gas and provide drilling and other energy related services. A list of the 34 Component Stocks included in the Index as of August 14, 1998 is attached as Exhibit A.

       Constituent Stocks and Industries/Sectors

       Summary:

------------------------------------------    ----------------------------------
Aggregate Market Capitalization (8/14/98):                 $639,450.71
------------------------------------------    ----------------------------------


       10 Largest Components by Market Capitalization:

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
        COMPANY NAME           CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
EXXON CORP                       $167,299.40    26.16%     24.67%      24.67%
------------------------------ -------------- ---------- ---------- ------------
ROYAL DUTCH                       $94,617.06    14.80%     15.02%      39.69%
------------------------------ -------------- ---------- ---------- ------------
MOBIL CORP                        $56,259.72     8.80%      8.96%      48.64%
------------------------------ -------------- ---------- ---------- ------------
AMOCO CORP                        $48,041.38     7.51%      6.19%      54.83%
------------------------------ -------------- ---------- ---------- ------------
TEXACO                            $32,636.00     5.10%      5.22%      60.05%
------------------------------ -------------- ---------- ---------- ------------
CHEVRON                           $52,405.68     8.20%      4.96%      65.02%
------------------------------ -------------- ---------- ---------- ------------
SCHLUMBERGER LTD.                 $26,124.70     4.09%      3.94%      68.96%
------------------------------ -------------- ---------- ---------- ------------
ATLANTIC RICHFIELD                $21,819.30     3.41%      3.66%      72.62%
------------------------------ -------------- ---------- ---------- ------------
ENRON CORP                        $15,356.72     2.40%      2.63%      75.25%
------------------------------ -------------- ---------- ---------- ------------
WILLIAMS CO                       $12,480.35     1.95%      2.18%      77.43%
------------------------------ -------------- ---------- ---------- ------------

       6 Largest Industries (% Index Weight):

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
          INDUSTRY             CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
INTL' OIL                        $403,217.86    63.06%      58.83%       58.83%
------------------------------ -------------- ---------- ---------- ------------
DOMESTIC OIL                     $114,957.91    17.98%      18.42%       77.24%
------------------------------ -------------- ---------- ---------- ------------
OIL SERVICES                      $49,755.01     7.78%       8.81%       86.05%
------------------------------ -------------- ---------- ---------- ------------
NATURAL GAS PIPELINE              $47,114.51     7.37%       8.69%       94.74%
------------------------------ -------------- ---------- ---------- ------------
OIL & GAS PRODUCER                $16,945.59     2.65%       3.61%       98.35%
------------------------------ -------------- ---------- ---------- ------------
OIL REFINING & MARKETING           $7,459.84     1.16%       1.64%      100.00%
------------------------------ -------------- ---------- ---------- ------------


       THE FINANCIAL SELECT SECTOR INDEX

       General Background

       The Financial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of financial products. Companies in the Index include a wide array of diversified financial services firms whose business lines range from investment management to commercial and business banking. A list of the 74 Component Stocks included in the Index as of August 14, 1998 is attached as Exhibit A.

       Constituent Stocks and Industries/Sectors

       Summary:

------------------------------------------    ----------------------------------
Aggregate Market Capitalization (8/14/98):               $1,443,866.35
------------------------------------------    ----------------------------------


       10 Largest Components by Market Capitalization:


------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
        COMPANY NAME           CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
AMER INTL GROUP                  $92,679.64     6.42%       6.42%        6.42%
------------------------------ -------------- ---------- ---------- ------------

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
    COMPANY NAME               CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
NATIONSBANK                      $67,111.54     4.65%       4.65%       11.07%
------------------------------ -------------- ---------- ---------- ------------
TRAVELERS GROUP                  $64,402.63     4.46%       4.46%       15.53%
------------------------------ -------------- ---------- ---------- ------------
CITICORP                         $62,761.84     4.35%       4.35%       19.87%
------------------------------ -------------- ---------- ---------- ------------
FANNIE MAE                       $60,464.23     4.19%       4.19%       24.06%
------------------------------ -------------- ---------- ---------- ------------
CHASE MANHATTAN                  $54,940.46     3.81%       3.81%       27.87%
------------------------------ -------------- ---------- ---------- ------------
BANKAMERICA                      $54,189.63     3.75%       3.75%       31.62%
------------------------------ -------------- ---------- ---------- ------------
FIRST UNION                      $51,723.15     3.58%       3.58%       35.20%
------------------------------ -------------- ---------- ---------- ------------
MORGAN STANLEY DEAN WITTER       $46,125.46     3.19%       3.19%       38.40%
------------------------------ -------------- ---------- ---------- ------------
AMERICAN EXPRESS                 $43,203.62     2.99%       2.99%       41.39%
------------------------------ -------------- ---------- ---------- ------------


       10 Largest Industries (% Index Weight):

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
          INDUSTRY             CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
REGIONAL BANK                    $493,537.17    34.18%     34.18%      34.18%
------------------------------ -------------- ---------- ---------- ------------
MULTINATIONAL BANK               $198,865.95    13.77%     13.77%      47.95%
------------------------------ -------------- ---------- ---------- ------------
INSURANCE - SPECIALTY            $118,977.41     8.24%      8.24%      56.19%
------------------------------ -------------- ---------- ---------- ------------
INSURANCE - MULTILINE            $108,722.84     7.53%      7.53%      63.72%
------------------------------ -------------- ---------- ---------- ------------
BROKERAGE                         $98,187.24     6.80%      6.80%      70.53%
------------------------------ -------------- ---------- ---------- ------------
GOV'T SPONSORED AGENCY            $96,774.71     6.70%      6.70%      77.23%
------------------------------ -------------- ---------- ---------- ------------
INSURANCE - P&C                   $67,523.55     4.68%      4.68%      81.90%
------------------------------ -------------- ---------- ---------- ------------
INSURANCE - LIFE                  $66,823.97     4.63%      4.63%      86.53%
------------------------------ -------------- ---------- ---------- ------------
DIVERSIFIED FINANCIALS            $61,906.99     4.29%      4.29%      90.82%
------------------------------ -------------- ---------- ---------- ------------
FINANCIAL - CONSUMER              $48,655.89     3.37%      3.37%      94.19%
------------------------------ -------------- ---------- ---------- ------------

       THE INDUSTRIAL SELECT SECTOR INDEX

       General Background

       The Industrial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are industrials. Industrials include electrical equipment, construction equipment, waste management services and industrial machinery products. A list of the 35 Component Stocks included in the Index as of August 14, 1998 is attached as Exhibit A.

       Constituent Stocks and Industries/Sectors

       Summary:

------------------------------------------    ----------------------------------
Aggregate Market Capitalization (8/14/98):               $568,412.05
------------------------------------------    ----------------------------------

       10 Largest Components by Market Capitalization:

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
        COMPANY NAME           CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
GENERAL ELECTRIC                 $284,873.39    50.12%     23.65%      23.65%
------------------------------ -------------- ---------- ---------- ------------
TYCO INTL                         $32,507.66     5.72%      6.61%      30.26%
------------------------------ -------------- ---------- ---------- ------------
MINNESOTA MINING & MFG            $30,567.37     5.38%      6.29%      36.55%
------------------------------ -------------- ---------- ---------- ------------
EMERSON ELECTRIC                  $27,475.75     4.83%      5.82%      42.37%
------------------------------ -------------- ---------- ---------- ------------
WASTE MANAGEMENT                  $29,766.70     5.24%      5.36%      47.73%
------------------------------ -------------- ---------- ---------- ------------
ALLIEDSIGNAL                      $20,952.17     3.69%      4.48%      52.22%
------------------------------ -------------- ---------- ---------- ------------
CATERPILLAR                       $17,734.61     3.12%      3.97%      56.19%
------------------------------ -------------- ---------- ---------- ------------
ILLINOIS TOOL WORKS               $13,665.70     2.40%      3.16%      59.35%
------------------------------ -------------- ---------- ---------- ------------
TEXTRON                           $10,951.78     1.93%      2.77%      62.11%
------------------------------ -------------- ---------- ---------- ------------
HONEYWELL                         $10,382.98     1.83%      2.71%      64.82%
------------------------------ -------------- ---------- ---------- ------------

       10 Largest Industries (% Index Weight):

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
          INDUSTRY             CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
ELECTRICAL EQUIP.                $312,349.14    54.94%     29.47%       29.47%
------------------------------ -------------- ---------- ---------- ------------
CONGLOMERATE                     $103,923.34    18.28%     23.30%       52.77%
------------------------------ -------------- ---------- ---------- ------------
INDUSTRIAL MACHINERY              $31,714.24     5.58%      9.65%       62.42%
------------------------------ -------------- ---------- ---------- ------------
HEAVY DUTY TRUCKS                 $20,512.49     3.61%      8.64%       71.06%
------------------------------ -------------- ---------- ---------- ------------
MACHINERY - AG.                   $31,544.81     5.55%      8.35%       79.41%
------------------------------ -------------- ---------- ---------- ------------
POLLUTION CONTROL                 $36,073.84     6.35%      7.34%       86.75%
------------------------------ -------------- ---------- ---------- ------------
PROCESS CONTROLS                  $14,697.14     2.59%      5.27%       92.02%
------------------------------ -------------- ---------- ---------- ------------
SPECIALTY MACHINERY               $12,947.34     2.28%      5.14%       97.16%
------------------------------ -------------- ---------- ---------- ------------
ENGINEERING & CONSTRUCTION         $3,750.55     0.66%      1.88%       99.04%
------------------------------ -------------- ---------- ---------- ------------
MACHINE TOOLS                        $899.17     0.16%      0.96%      100.00%
------------------------------ -------------- ---------- ---------- ------------


       THE TECHNOLOGY SELECT SECTOR INDEX

       General Background

       The Technology Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of technology products. Technology products include products developed by defense manufacturers, telecommunications equipment, microcomputer components, integrated computer circuits and process monitoring systems. A list of the 78 Component Stocks included in the Index as of August 14, 1998 is attached as Exhibit A.

       Constituent Stocks and Industries/Sectors

       Summary:

------------------------------------------    ----------------------------------
Aggregate Market Capitalization (8/14/98):               $1,779,948.99
------------------------------------------    ----------------------------------

       10 Largest Components by Market Capitalization:

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
        COMPANY NAME           CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
MICROSOFT CORP                   $256,879.51    14.43%     14.43%      14.43%
------------------------------ -------------- ---------- ---------- ------------
INTEL CORP                       $146,174.00     8.21%      8.21%      22.64%
------------------------------ -------------- ---------- ---------- ------------
INTL BUSINESS MACHINES           $118,216.34     6.64%      6.64%      29.29%
------------------------------ -------------- ---------- ---------- ------------
LUCENT TECHNOLOGIES              $112,665.77     6.33%      6.33%      35.62%
------------------------------ -------------- ---------- ---------- ------------
AT&T                             $100,350.46     5.64%      5.64%      41.25%
------------------------------ -------------- ---------- ---------- ------------
CISCO SYSTEMS                     $98,654.31     5.54%      5.54%      46.80%
------------------------------ -------------- ---------- ---------- ------------
DELL COMPUTER                     $68,022.50     3.82%      3.82%      50.62%
------------------------------ -------------- ---------- ---------- ------------
COMPAQ COMPUTER                   $57,535.18     3.23%      3.23%      53.85%
------------------------------ -------------- ---------- ---------- ------------
HEWLETT-PACKARD                   $54,640.09     3.07%      3.07%      56.92%
------------------------------ -------------- ---------- ---------- ------------
WORLDCOM                          $51,797.87     2.91%      2.91%      59.83%
------------------------------ -------------- ---------- ---------- ------------


       10 Largest Industries (% Index Weight):

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
          INDUSTRY             CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
COMPUTER SOFTWARE                $307,090.24    17.25%     17.25%      17.25%
------------------------------ -------------- ---------- ---------- ------------
TELECOM-LONG DISTANCE            $226,535.72    12.73%     12.73%      29.98%
------------------------------ -------------- ---------- ---------- ------------
COMPUTER SYSTEMS                 $209,977.49    11.80%     11.80%      41.78%
------------------------------ -------------- ---------- ---------- ------------
SEMICONDUCTOR                    $197,641.55    11.10%     11.10%      52.88%
------------------------------ -------------- ---------- ---------- ------------
TELECOM-EQUIPMENT                $171,325.24     9.63%      9.63%      62.51%
------------------------------ -------------- ---------- ---------- ------------
PC-WORKSTATION                   $159,517.45     8.96%      8.96%      71.47%
------------------------------ -------------- ---------- ---------- ------------
TELECOM-NETWORK                  $121,049.52     6.80%      6.80%      78.27%
------------------------------ -------------- ---------- ---------- ------------
TELECOM-WIRELESS                  $70,090.25     3.94%      3.94%      82.21%
------------------------------ -------------- ---------- ---------- ------------
COMPUTER SERVICES                 $66,735.72     3.75%      3.75%      85.96%
------------------------------ -------------- ---------- ---------- ------------
AEROSPACE                         $65,760.54     3.69%      3.69%      89.65%
------------------------------ -------------- ---------- ---------- ------------

       THE UTILITIES SELECT SECTOR INDEX

       General Background

       The Utilities Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in the utilities industry. Utilities include communication services, electrical power providers and natural gas distributors. A list of the 39 Component Stocks included in the Index as of August 14, 1998 is attached as Exhibit A.

       Constituent Stocks and Industries/Sectors

       Summary:

------------------------------------------    ----------------------------------
Aggregate Market Capitalization (8/14/98):                $564,353.82
------------------------------------------    ----------------------------------


       10 Largest Components by Market Capitalization:

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
       COMPANY NAME            CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
SBC COMMUNICATIONS               $71,485.06     12.67%     12.71%      12.71%
------------------------------ -------------- ---------- ---------- ------------
BELL SOUTH                       $66,707.65     11.82%     11.86%      24.58%
------------------------------ -------------- ---------- ---------- ------------
BELL ATLANTIC                    $63,841.71     11.31%     11.35%      35.93%
------------------------------ -------------- ---------- ---------- ------------
GTE CORP                         $47,106.36      8.35%      8.38%      44.31%
------------------------------ -------------- ---------- ---------- ------------
AMERITECH                        $52,342.34      9.27%      5.06%      49.36%
------------------------------ -------------- ---------- ---------- ------------
U.S. WEST                        $25,612.08      4.54%      4.68%      54.05%
------------------------------ -------------- ---------- ---------- ------------
DUKE ENERGY CORP                 $21,264.37      3.77%      3.90%      57.95%
------------------------------ -------------- ---------- ---------- ------------
SOUTHERN CO                      $18,306.25      3.24%      3.37%      61.31%
------------------------------ -------------- ---------- ---------- ------------
PG&E CORP                        $11,849.54      2.10%      2.22%      63.54%
------------------------------ -------------- ---------- ---------- ------------
TEXAS UTILITIES                  $11,337.10      2.01%      2.13%      65.67%
------------------------------ -------------- ---------- ---------- ------------

       4 Largest Industries (% Index Weight):

------------------------------ -------------- ---------- ---------- ------------
                                                                     CUMULATIVE
                                       MARKET   MARKET     INDEX       INDEX
          INDUSTRY             CAPITALIZATION   WEIGHT     WEIGHT      WEIGHT
------------------------------ -------------- ---------- ---------- ------------
TELECOM - LOCAL                  $343,970.60    60.95%     57.28%       57.28%
------------------------------ -------------- ---------- ---------- ------------
ELECTRIC UTILITY                 $215,403.39    38.17%     41.40%       98.68%
------------------------------ -------------- ---------- ---------- ------------
NATURAL GAS DISTRIBUTORS           $4,143.76     0.73%      1.06%       99.74%
------------------------------ -------------- ---------- ---------- ------------
NATURAL GAS PIPELINE                 $836.07     0.15%      0.26%      100.00%
------------------------------ -------------- ---------- ---------- ------------


                      INVESTMENT POLICIES AND RESTRICTIONS

LENDING PORTFOLIO SECURITIES

       Each Select Sector SPDR Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to each Select Sector SPDR Fund in connection with these loans generate income, securities lending enables a Select Sector SPDR Fund to earn additional income that may partially offset the expenses of such Select Sector SPDR Fund, and thereby reduce the effect that expenses have on such Select Sector SPDR Fund's ability to provide investment results that substantially correspond to the price and yield performance of its respective Select Sector Index.

       Loans of portfolio securities may not exceed 33% of a Select Sector SPDR Fund's total assets. The documentation for these loans provides that a Select Sector SPDR Fund will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Select Sector SPDR Fund is determined. Each Select Sector SPDR Fund pays reasonable administrative and custodial fees in connection with the loan of securities and invests collateral in money market instruments or funds which invest exclusively in money market instruments.

       Each Select Sector SPDR Fund will comply with the conditions for lending established by the SEC. Although each Select Sector SPDR Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, each Select Sector SPDR Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Select Sector SPDR Fund). In addition, each Select Sector SPDR Fund bears the risk of loss of any cash collateral that it invests in money market instruments.

REPURCHASE AGREEMENTS

       Each Select Sector SPDR Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Select Sector SPDR Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Select Sector SPDR Fund and is unrelated to the interest rate on the underlying instrument.

       In these repurchase agreement transactions, the securities acquired by a Select Sector SPDR Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Trust's custodian bank until repurchased. In addition, the Trust's Board of Trustees ("Board" or "Trustees") monitors each Select Sector SPDR Fund's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with a Select Sector SPDR Fund. No more than an aggregate of 15% of each Select Sector SPDR Fund's net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

       The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Select Sector SPDR Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Select Sector SPDR Fund not within the control of the Select Sector SPDR Fund and, therefore, the Select Sector SPDR Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

       Each Select Sector SPDR Fund may utilize exchange traded futures and options contracts and swap agreements. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. Each Select Sector SPDR Fund may use futures contracts, and options contracts based on indexes or combinations of indexes that the Adviser believes to be representative of the relevant Select Sector Index. At present, there are no exchange traded futures or options with respect to the Select Sector Indexes but these investments may be available in the future.

       Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

       After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Select Sector SPDR Fund expects to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.


       Each Select Sector SPDR Fund may use futures contracts and options, together with positions in cash and money market instruments, to simulate full investment in the underlying Select Sector Index. Futures contracts are not currently available for the Select Sector Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying Select Sector Index components or a subset of the components.

RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS

       A Select Sector SPDR Fund will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Select Sector SPDR Fund's total assets after taking into account unrealized gains and unrealized losses on such contracts it has entered into. Each Select Sector SPDR Fund will take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Select Sector SPDR Fund under the contract (less the value of any margin deposits in connection with the position).

SWAP AGREEMENTS

       Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Select Sector SPDR Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Select Sector SPDR Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

FUTURE DEVELOPMENTS

       Each Select Sector SPDR Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Select Sector SPDR Funds, warrants and swaps. In addition, other investments which are not presently contemplated for use or which are not currently available, but which may be developed, may be utilized to the extent such investments are considered suitable for the Select Sector SPDR Fund by the Adviser.

INVESTMENT RESTRICTIONS

       The Trust has adopted the following investment restrictions as fundamental policies with respect to each Select Sector SPDR Fund. These restrictions cannot be changed with respect to a Select Sector SPDR Fund without the approval of the holders of a majority of such Select Sector SPDR Fund's outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended ("1940 Act"), a majority of the outstanding voting securities of a Select Sector SPDR Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Select Sector SPDR Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Select Sector SPDR Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Select Sector SPDR Fund. Except with the approval of a majority of the outstanding voting securities, a Select Sector SPDR Fund may not:

       1.   Change its investment objective;

       2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Select Sector SPDR Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

       3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Select Sector SPDR Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Select Sector SPDR Fund will not purchase securities while borrowings in excess of 5% of the Select Sector SPDR Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Select Sector SPDR Fund of a deposit principally of securities included in the relevant Select Sector Index for creation of Creation Units);

       4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Select Sector SPDR Fund's assets);

       5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Select Sector SPDR Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

       6. Act as an underwriter of securities of other issuers, except to the extent the Select Sector SPDR Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

       7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Select Sector SPDR Fund may make margin deposits in connection with transactions in options, futures and options on futures;

       8.   Sell securities short; or

       9. Invest in commodities or commodity contracts, except that a Select Sector SPDR Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indexes and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

       In addition to the investment restrictions adopted as fundamental policies as set forth above, each Select Sector SPDR Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Select Sector SPDR Fund will not:

       1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by each Select Sector SPDR Fund in accordance with its views; or

       2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Select Sector SPDR Fund has valued the investment.

       If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                        SPECIAL CONSIDERATIONS AND RISKS

       A discussion of the risks associated with an investment in a Select Sector SPDR Fund is contained in the Prospectus under the heading "Investment Considerations and Risks." The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

GENERAL

       Investment in a Select Sector SPDR Fund should be made with an understanding that the value of a Select Sector SPDR Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

       An investment in a Select Sector SPDR Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

       While Standard & Poor's often chooses a replacement company for the S&P 500 with some characteristics in common with a company or companies removed from the index, it is not uncommon for a replacement company to have little in common with the company it replaces. Consequently, the removal of one company and its replacement by another may affect two Select Sector Indexes and two Select Sector SPDR Funds, one of which included a company now removed from the S&P 500 and another which may have a company added to it.

       Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

       Although most of the securities in the Select Sector Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Select Sector SPDR Fund's Shares will be adversely affected if trading markets for a Select Sector SPDR Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

       Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Select Sector SPDR Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Select Sector SPDR Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Select Sector SPDR Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

       A Select Sector SPDR Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

       The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Select Sector SPDR Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Select Sector SPDR Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in stocks.

       Utilization of futures transactions by a Select Sector SPDR Fund involves the risk of imperfect or even negative correlation to the benchmark Select Sector Index if the index underlying the futures contracts differs from the benchmark Select Sector Index. There is also the risk of loss by a Select Sector SPDR Fund of margin deposits in the event of bankruptcy of a broker with whom a Select Sector SPDR Fund has an open position in the futures contract or option.

       Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

       Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Select Sector SPDR Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

       Each Select Sector SPDR Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. A Select Sector SPDR Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Select Sector SPDR Fund.

       In order for a Select Sector SPDR Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Select Sector SPDR Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

       Each Select Sector SPDR Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Select Sector SPDR Fund's fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Select Sector SPDR Fund's other investments and shareholders are advised on the nature of the distributions.

CONTINUOUS OFFERING

       The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

       For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

       Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the Select Sector SPDR Fund's prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                          EXCHANGE LISTING AND TRADING

            A discussion of exchange listing and trading matters associated with an investment in the Select Sector SPDR Funds is contained under the headings "Investment Considerations and Risks", "Determination of Net Asset Value," and "Buying and Selling Select Sector SPDR Funds." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

            The Shares of each Select Sector SPDR Fund have been approved for listing and trading on the AMEX, subject to notice of issuance. The Shares will trade on the AMEX at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of any Select Sector SPDR Fund will continue to be met.

            The AMEX may but is not required to remove the Shares of a Select Sector SPDR Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Select Sector SPDR Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Select Sector Index or portfolio of securities on which such Select Sector SPDR Fund is based is no longer calculated or available; or (3) such other event shall occur or condition exists that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the Shares from listing and trading upon termination of the Trust.

            As in the case of other stocks traded on the AMEX, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

                             MANAGEMENT OF THE TRUST

            The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management."

TRUSTEES AND OFFICERS OF THE TRUST

            The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of __ Trustees.

Name/Address/Age                               Position with the                Principal Occupations
                                               Trust                            During the Past Five Years
====================================================================================================================================







------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------------------------------------------------------------

REMUNERATION OF TRUSTEES AND OFFICERS

            The following table sets forth the estimated remuneration of Trustees and officers of the Trust for the fiscal year ended October 31, 1999.


Name/             Aggregate               Pension or              Estimated Annual     Total
Position          Compensation from       Retirement              Benefits Upon        Compensation
                  Trust                   Benefits Accrued        Retirement           from Trust &
                                          as Part of Trust                             Trust Complex
                                          Expenses                                     paid to Trustees
========================================================================================================

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

            No officer of the Trust is entitled to any compensation, and no officer or Trustee is entitled to any pension or retirement benefits, from the Trust.

THE INVESTMENT ADVISER

            State Street, through its State Street Global Advisors division, acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Select Sector SPDR Fund. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $470.3 billion (U.S.) under management as of June 30, 1998, provides complete global investment management services from offices in the U.S., London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Montreal, Paris, Dublin, Munich and Brussels.

            The Adviser serves as investment adviser to each Select Sector SPDR Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Select Sector SPDR Fund, manages the investment of each Select Sector SPDR Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Select Sector SPDR Fund.

            Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

THE ADMINISTRATOR

            In addition to serving as Adviser to each Select Sector SPDR Fund, State Street, through its Global Investors Services Group, serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and each Select Sector SPDR Fund. State Street will generally assist in all aspects of the Trust's and the Select Sector SPDR Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

CUSTODIAN AND TRANSFER AGENT

            State Street also serves as Custodian for the Select Sector SPDR Funds pursuant to a Custodian Agreement. As Custodian, State Street holds the Select Sector SPDR Funds' assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street also serves as Transfer Agent of the Select Sector SPDR Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Select Sector SPDR Funds for its out-of-pocket expenses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

            Compensation. As compensation for its services under the Investment Advisory Agreement, State Street is paid a monthly fee based on a percentage of each Select Sector SPDR Fund's average daily net assets at the annual rate of
 .05%. From time to time, the Adviser may waive all or a portion of its fee. As compensation for its services under the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement, State Street is paid a "unitary fee." See "Annual Fund Operating Expenses" in the Prospectus for a description of the unitary fee. Each Select Sector SPDR Fund will also bear all other expenses of its operation.

            Term. The Investment Advisory Agreement with respect to each Select Sector SPDR Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board of Trustees or (2) vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Select Sector SPDR Fund, provided that in either event such continuance also is approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Select Sector SPDR Fund is terminable without penalty, on 60 days notice, by the Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Select Sector SPDR Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940
Act).

BANKING AND REGULATORY MATTERS

            State Street has been advised by its counsel that, in counsel's opinion, State Street currently may perform the services for the Trust and the Select Sector SPDR Funds contemplated by the Investment Advisory Agreement and other activities for the Trust and the Select Sector SPDR Funds described in the Prospectus and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent State Street from continuing to perform those services for the Trust and the Select Sector SPDR Funds. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Board of Trustees would review the relationships with State Street and consider taking all actions necessary in the circumstances.

THE DISTRIBUTOR

            ALPS Mutual Funds Services, Inc. is the principal underwriter and Distributor of Shares. Its principal address is 370 17th Street, Suite 3100, Denver, CO 80202. Investor information can be obtained by calling 1-800-843-2639. The Distributor has entered into an agreement with the Trust which will continue for two years from its effective date, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Trust Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "Creation and Redemption of Creation Units." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus and Statement of Additional Information to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

            The Board of Trustees, consisting of Independent Trustees as described below, has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act (the "Plan") for each Select Sector SPDR Fund. The terms of each Plan are described in the Prospectus.

            Under its terms, each Select Sector SPDR Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Select Sector SPDR Funds to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, with respect to any Select Sector SPDR Fund, by a vote of a majority of the outstanding voting securities of such Select Sector SPDR Fund (as such vote is defined in the 1940 Act). If a Plan is terminated (or not renewed) with respect to any one or more Select Sector SPDR Fund, it may continue in effect with respect to any Select Sector SPDR Fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

            The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Select Sector SPDR Fund:
(i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Select Sector SPDR Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            The allocation among the Select Sector SPDR Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements referred to below will be made pro rata in accordance with the daily net assets of the respective Funds.

            Pursuant to agreements entered into with such persons, each Select Sector SPDR Fund will make payments under its Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into investor services agreements with the Distributor in the form approved by the Board of Trustees to provide stockholder services to such Fund ("Investor Services Agreements"). Each of the Investor Services Agreement will be a "related agreement" under the Plan of such Select Sector SPDR Fund. No Investor Services Agreement will provide for annual fees of more than 0.10% of the average daily net assets of all Select Sector SPDR Funds subject to the applicable Investor Services Agreement.

            The fees paid by a Select Sector SPDR Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than .25% per annum of the average daily net assets of a Select Sector SPDR Fund, each Fund will also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, .25% of average daily net assets of any Select Sector SPDR Fund.

            The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

            Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Select Sector SPDR Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

            The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Select Sector SPDR Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

ADDITIONAL EXPENSES

            Standard & Poor's, the AMEX and Merrill Lynch have entered into a license agreement with respect to each Select Sector SPDR Fund's Select Sector Index. Pursuant to such license agreement, the Trust will enter into a sub-license agreement and pay a sub-license fee per annum (i) to Standard & Poor's equal to the greater of .03% of the aggregate net assets of the Trust or $450,000, and (ii) to Merrill Lynch equal to .03% of the aggregate net assets of the Trust. Each Select Sector SPDR Fund will pay its proportionate share of the sub-license fee based on the relative net assets of such Fund.

                             BROKERAGE TRANSACTIONS

            When selecting broker-dealers to handle the purchase and sale of portfolio securities, the

Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Select Sector SPDR Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each Select Sector SPDR Fund is investment performance that corresponds to that of a Select Sector Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

            The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

            Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Select Sector SPDR Fund is expected to be under 50%. See "Investment Policies and Strategies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                             BOOK ENTRY ONLY SYSTEM

            The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Buying and Selling Select Sector SPDR Funds."

            DTC acts as securities depositary for the Shares. Shares of each Select Sector SPDR Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

            DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

            Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

            Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

            Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

            The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and

Beneficial Owners owning through such DTC Participants.

            DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX.

                    CREATION AND REDEMPTION OF CREATION UNITS

CREATION

            The Trust issues and sells Shares of each Select Sector SPDR Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form.

            A "Business Day" with respect to each Select Sector SPDR Fund is any day on which the NYSE and the AMEX are open for business. As of the date of the Prospectus, the NYSE and the AMEX observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT

            The consideration for purchase of a Creation Unit of a Select Sector SPDR Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the relevant Select Sector SPDR Fund's Select Sector Index and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Select Sector SPDR Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund ("Fund Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date. The "Balancing Amount" is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the "Deposit

Amount" -- an amount equal to the sum of the market value of the Deposit Securities and the Dividend Equivalent Payment. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the Deposit Amount), the Cash Component shall be increased by such positive amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Cash Component shall be decreased by such negative amount. If the negative number is greater than the Dividend Equivalent Payment, the creator will be entitled to receive cash in an amount equal to the differential. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

            The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Select Sector SPDR Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a given Select Sector SPDR Fund until such time as the next-announced Fund Deposit composition is made available.

            The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Select Sector SPDR Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Select Sector SPDR Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant Select Sector Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Select Sector Index being tracked by the relevant Select Sector SPDR Fund or resulting from certain corporate actions.

            In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the Dividend Equivalent Payment, effective through and including the previous Business Day, per outstanding Shares of each Select Sector SPDR Fund.

PROCEDURES FOR CREATION OF CREATION UNITS

            To be eligible to place orders with the Distributor to create Select Sector SPDR Funds in Creation Units, an entity or person either must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant". Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Shares of Select Sector SPDR Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

            All orders to create Select Sector SPDR Funds must be placed for one or more Creation Unit size aggregations of Shares (50,000 in the case of each Fund). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the net asset value of Shares of each Select Sector SPDR Fund as determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is herein referred to as the "Transmittal Date". Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

            Orders to create Creation Units of Select Sector SPDR Funds shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of Select Sector SPDR Funds have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

            Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS

            The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement with the Distributor, the Trust and Transfer Agent (as the same may from time to time be amended in accordance with its terms). The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Select Sector SPDR Funds in Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

            The Trust reserves the right in the future to require a purchaser of one or more Creation Units to post collateral with the Trust of up to 115% of the value of Deposit Securities.

PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS

            Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor, the Trust and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. on the next Business Day immediately following such Transmittal Date.

An order to create Creation Units of Select Sector SPDR Funds outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current net asset value of the Fund. The delivery of Creation Units of Select Sector SPDR Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS

            The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Select Sector SPDR Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Select Sector SPDR Fund; (c) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Select Sector SPDR Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

            All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CASH CREATION METHOD

            Although the Trust does not currently permit cash creations of Creation Units, when cash creations of Creation Units are available or specified for a Select Sector SPDR Fund, they will be effected in essentially the same manner as in-kind creations thereof. In the case of a cash creation, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind creation, plus the same Cash Component required to be paid by an in-kind creation.

CREATION TRANSACTION FEE

            To compensate the Trust for transfer and other transaction costs involved in creation transactions, investors will be required to pay a fixed creation transaction fee of $1,000 payable to the Trust. An additional charge of three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities), for a total charge of $4,000. With respect to cash creations, i.e., where the Trust permits an investor to substitute cash in lieu of depositing a portion of the Deposit Securities, the investor may be assessed the additional charge on the "cash in lieu" portion of his or her investment. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION

            Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Select Sector SPDR Fund through the Transfer Agent and only on a Business Day. THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. As of October 9, 1998, a Creation Unit of each Select Sector SPDR Fund will range in cost from $850,000 to $1,350,000.

            With respect to each Select Sector SPDR Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 am, Eastern time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

            Unless cash redemptions are available or specified for a Select Sector SPDR Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee of $1,000. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE

            A redemption transaction fee of $1,000 is paid to the Trust to offset transfer and other transaction costs that may be incurred in connection with the redemption of Creation Units. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Select Sector SPDR Funds may adjust the fee from time to time based upon actual experience. An additional charge for cash redemptions or partial cash redemptions (when cash redemptions are available) for each Select Sector SPDR Fund may be imposed. Investors who use the services of a broker or other such intermediary to effect a redemption of a Creation Unit may be charged a fee for such services.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS

            Orders to redeem Creation Units of Select Sector SPDR Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement with the Distributor, the Trust and the Transfer Agent (as from time to time amended in accordance with its terms). An order to redeem Creation Units of Select Sector SPDR Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. on such Transmittal Date; and
(ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the Fund as next determined. An order to redeem Creation Units of a Select Sector SPDR Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS

            Orders to redeem Creation Units of Select Sector SPDR Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor, the Trust and the Transfer Agent. A DTC Participant who wishes to place an order for redemption of Creation Units of Select Sector SPDR Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC

Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units of Select Sector SPDR Funds outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of Select Sector SPDR Funds specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

            After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

            The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of Shares of the relevant Select Sector SPDR Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either
(1) the requisite number of Shares of the relevant Select Sector SPDR Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the Shares of the relevant Select Sector SPDR Funds are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

            If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Select Sector SPDR Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Select Sector SPDR Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Select Sector SPDR Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

            Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Select Sector SPDR Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Select Sector SPDR Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

            The right of redemption may be suspended or the date of payment postponed with respect to any Select Sector SPDR Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings);
(2) for any period during which trading on the NYSE is suspended or restricted;
(3) for any period during which an emergency exists as a result of which disposal of the Shares of the Select Sector SPDR Fund or determination of the Shares' net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

                        DETERMINATION OF NET ASSET VALUE

            The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Determination of Net Asset Value."

            Net asset value per share for each Select Sector SPDR Fund of the Trust is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Select Sector SPDR is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

            In computing a Select Sector SPDR Fund's net asset value per Share, the Select Sector SPDR Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

            The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Distributions."

            GENERAL POLICIES

            Dividends from net investment income are declared and paid quarterly by each Select Sector SPDR Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Select Sector SPDR Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses of such Select Sector SPDR, as if such Select Sector SPDR Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

            Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

            The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by
Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Select Sector SPDR Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

            DIVIDEND REINVESTMENT SERVICE

            Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of such Select Sector SPDR Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market of the same Select Sector SPDR Fund.

                                      TAXES

            The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "Tax Matters."

            Each Select Sector SPDR Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements.

            A Select Sector SPDR Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Select Sector SPDR Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

            As a result of tax requirements, the Trust on behalf of each Select Sector SPDR Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Select Sector SPDR Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Select Sector SPDR Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Creation and Redemption of Creation Units."

            The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

                      CAPITAL STOCK AND SHAREHOLDER REPORTS

            The Trust currently is comprised of nine Select Sector SPDR Funds. Each Select Sector SPDR Fund issues shares of beneficial interest, par value $.001 per Share. The Board of Trustees may designate additional Select Sector SPDR Funds.

            Each Share issued by the Trust has a pro rata interest in the assets of the corresponding

Select Sector SPDR Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Select Sector SPDR Fund, and in the net distributable assets of such Select Sector SPDR Fund on liquidation.

            Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Select Sector SPDR Funds vote together as a single class except that if the matter being voted on affects only a particular Select Sector SPDR Fund it will be voted on only by that Select Sector SPDR Fund and if a matter affects a particular Select Sector SPDR Fund differently from other Select Sector SPDR Funds, that Select Sector SPDR Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Select Sector SPDR Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

            Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

            Each Select Sector SPDR Fund expects that, immediately prior to the commencement of trading in the Fund's Shares, it will have one shareholder holding more than 5% of its outstanding Shares. The Select Sector SPDR Funds cannot predict the length of time that any such person will remain a control person of the Fund.

            The Trust does not have information concerning the beneficial ownership of the Shares held in the names of such DTC Participants.

            Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, ALPS Mutual Funds Services, Inc., at 370 17th Street, Suite 3100, Denver, CO 80202.

            Absent an applicable exemption or other relief from the SEC or its staff, officers and directors of the Trust and beneficial owners of 10% of the Shares of a Select Sector SPDR Fund ("Insiders") would be subject to the insider reporting, short-swing profit and short sale provisions in Section 16 of the Exchange Act and the SEC's rules thereunder. The Trust has applied for a "no action letter" seeking advice from the SEC staff that it will not recommend SEC enforcement action if Insiders do not file reports required by Section 16(a) of the Exchange Act and the rules thereunder with respect to transactions in a substantially similar investment product. There is no assurance that the SEC staff will issue the requested relief. Insiders should consult with their own legal counsel concerning their obligations under Section 16 of the Exchange Act, and should note that the no action letter does not address other requirements under the Exchange Act, including those imposed by Section 13(d) thereof and the rules thereunder.

                        PERFORMANCE AND OTHER INFORMATION

            The performance of a Select Sector SPDR Fund may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

            Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in a Select Sector SPDR Fund over periods of 1, 5 and 10 years (or the life of a Select Sector SPDR Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of such Select Sector SPDR Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

            Total return is calculated according to the following formula: P(1 +
T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period).

            Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in a Select Sector SPDR Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

            The yield of a Select Sector SPDR Fund is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount on bonds. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(a-b/cd + 1)(6)-1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period).

            Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in a Select Sector SPDR Fund during the particular time period on which the calculations are based. Such quotations for a Select Sector SPDR Fund will vary based on changes in market conditions and the level of such Select Sector SPDR Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

            The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable by shareholders; total returns and yields would, of course, be lower if such charges were taken into account.

            A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Trust with performance quoted with respect to other investment companies or types of investments.

            From time to time, in advertising and marketing literature, the Trust's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Trust will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

            In addition, in connection with the communication of its performance to current or prospective shareholders, the Trust also may compare those figures to the performance of certain unmanaged indexes which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indexes include, but are not limited to the following: Dow Jones Industrial Average; Consumer Price Index; Standard & Poor's 500 Composite Stock Price Index (S&P 500); Russell 1000 & NASDAQ non-financial 100 and their sector subsidiary.

            Performance of an index is historical and does not represent performance of the Trust, and is not a guarantee of future results.

            In addition, information may be presented to current or prospective shareholders regarding the purchase of Select Sector SPDR Funds in the secondary market, such as margin requirements, types of orders that may be entered and information concerning short sales.

            Evaluation of each Fund's performance or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Trust, including reprints of, or selections from, editorials or articles about the Trust. Sources for Trust performance information and articles about the Trust include, but are not limited to, the following: American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques; Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews investment company performance data; Business Week, a national business weekly that periodically reports the performance rankings of investment companies; CDA Investment Technologies, an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate indexes; Forbes, a national business publication that from time to time reports the performance of specific investment companies; Fortune, a national business publication that periodically rates the performance of a variety of investment companies; The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance; Ibbotson Associates, Inc., a company specializing in investment research and data; Investment Company Data, Inc., an independent organization that provides performance ranking information for broad classes of mutual funds; Investor's Business Daily, a daily newspaper that features financial, economic, and business news; Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities; Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund; Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole; The New York Times, a nationally distributed newspaper that regularly covers financial news; Smart Money, a national personal finance magazine published monthly by Dow Jones & Company, Inc. and The Hearst Corporation that focuses on ideas for investing, spending and saving; Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds; The Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news; Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges; Worth, a national publication distributed ten times per year by Capital Publishing Company that focuses on personal financial journalism.

                        COUNSEL AND INDEPENDENT AUDITORS

            Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, New York, New York 10036, are counsel to the Trust and have passed upon the validity of the Trust's shares.

            PricewaterhouseCoopers LLP serves as the independent auditors of the Trust.

                              FINANCIAL STATEMENTS

                                                                       EXHIBIT A

                              Select Sector SPDRs

SYMBOL                INDEX                       MARKET CAPITALIZATION 8/14/98           WEIGHT        COMPONENTS
IXB         Basic Industries Sector                                 $312,566.66            3.68%            58
IXE         Energy Sector                                           $639,450.71            7.54%            34
IXI         Industrial Sector                                       $568,412.05            6.70%            35
IXM         Financial Sector                                      $1,443,866.35           17.02%            74
IXR         Consumer Staples Sector                               $1,910,625.50           22.52%            68
IXT         Technology Sector                                     $1,779,948.99           20.98%            78
IXU         Utilties Sector                                         $564,353.82            6.65%            39
IXV         Consumer Services Sector                                $508,326.05            5.99%            45
IXY         Cyclical/Transportation Sector                          $755,356.95            8.90%            69
                                                                  $8,482,907.08          100.00%           500

                         Select Sector SPDRs - History

  DATE           IXB          IXE         IXI         IXM         IXR        IXT        IXU         IXV         IXY
 6/30/98        250.00       250.00      250.00      250.00      250.00     250.00     250.00      250.00      250.00
  7/1/98        252.37       254.50      252.35      255.23      251.81     253.15     252.11      255.36      252.15
  7/2/98        250.75       254.97      251.02      256.86      252.72     249.42     251.92      253.73      252.30
  7/6/98        252.60       253.92      251.97      260.22      255.80     251.12     252.26      255.88      257.54
  7/7/98        250.63       249.39      251.65      261.10      255.07     252.08     250.62      255.38      256.23
  7/8/98        251.20       250.30      252.89      266.18      255.38     256.55     250.42      258.04      259.88
  7/9/98        242.38       246.24      251.82      263.76      253.38     257.41     249.82      258.21      256.71
 7/10/98        238.95       245.65      252.32      266.40      255.80     258.28     250.44      260.55      256.44
 7/13/98        238.87       240.45      251.66      266.20      255.59     262.53     250.24      260.75      255.25
 7/14/98        242.21       245.59      255.79      269.82      258.82     262.92     249.92      261.28      260.05
 7/15/98        241.63       246.54      254.17      266.23      257.01     267.62     248.00      261.22      256.82
 7/16/98        245.09       246.97      256.58      267.39      259.81     269.28     250.37      261.03      260.69
 7/17/98        244.78       246.22      256.68      268.68      259.18     271.35     250.43      264.05      259.82
 7/20/98        243.66       242.31      254.65      267.20      259.26     273.73     250.76      261.70      258.58
 7/21/98        241.69       240.33      250.59      259.75      253.98     269.53     250.36      258.29      256.02
 7/22/98        240.00       244.20      248.61      259.34      254.93     267.06     254.97      256.19      257.10
 7/23/98        234.15       237.37      244.34      255.10      249.76     262.23     249.81      250.60      248.93
 7/24/98        233.69       237.50      243.58      252.73      251.93     261.68     252.66      250.79      248.05
 7/27/98        234.20       238.68      244.16      254.52      253.57     263.69     253.24      250.88      248.65
 7/28/98        231.52       235.18      241.70      249.68      250.03     259.28     248.46      248.42      246.76
 7/29/98        232.44       236.13      240.12      248.97      248.63     256.59     250.32      249.62      242.69
 7/30/98        233.90       239.15      242.72      252.63      250.97     264.41     250.89      251.57      248.26
 7/31/98        229.81       233.77      237.57      249.85      244.87     258.69     247.49      247.31      243.54
  8/3/98        228.13       228.54      238.18      246.45      244.28     256.98     250.19      243.58      240.62
  8/4/98        223.11       223.07      229.68      234.32      237.01     247.57     241.41      235.49      231.27
  8/5/98        223.96       220.32      230.78      237.09      240.08     251.07     240.67      235.11      234.34
  8/6/98        225.40       216.31      233.37      238.43      239.51     257.27     242.38      235.54      239.06
  8/7/98        227.66       223.20      233.77      236.42      239.00     256.59     239.93      235.44      239.53
 8/10/98        226.06       219.76      232.25      233.38      239.03     255.79     238.75      234.87      238.76
 8/11/98        220.76       221.50      229.66      227.22      236.89     250.88     238.85      230.73      235.52
 8/12/98        223.56       222.59      233.25      231.35      238.79     254.54     241.84      236.50      240.78
 8/13/98        217.55       223.76      231.71      227.94      237.88     251.51     243.79      234.22      237.44
 8/14/98        212.25       223.79      228.76      224.52      235.82     249.64     241.10      230.77      232.21

                             IXB Component Weights


                                    8/14/98

                                                        MARKET          MARKET      INDEX MARKET       INDEX        CUMULATIVE
 SYMBOL             COMPANY NAME                    CAPITALIZATION      WEIGHT     CAPITALIZATION      WEIGHT      INDEX WEIGHT
1   DD        DU PONT (E I) DE NEMOURS                 $60,092.73       19.23%       $60,092.73        19.23%          19.23%
2   MTC       MONSANTO CO                              $33,240.67       10.63%       $33,240.67        10.63%          29.86%
3   DOW       DOW CHEMICAL                             $19,248.02        6.16%       $19,248.02         6.16%          36.02%
4   IP        INTL PAPER CO                            $12,837.62        4.11%       $12,837.62         4.11%          40.13%
5   AA        ALUMINUM CO OF AMERICA                   $11,800.52        3.78%       $11,800.52         3.78%          43.90%
6   PPG       PPG INDUSTRIES INC                       $10,021.07        3.21%       $10,021.07         3.21%          47.11%
7   APD       AIR PRODUCTS & CHEMICALS INC              $7,934.34        2.54%        $7,934.34         2.54%          49.65%
8   WY        WEYERHAEUSER CO                           $7,685.45        2.46%        $7,685.45         2.46%          52.10%
9   PX        PRAXAIR INC                               $6,765.98        2.16%        $6,765.98         2.16%          54.27%
10  AVY       AVERY DENNISON CORP                       $6,407.08        2.05%        $6,407.08         2.05%          56.32%
11  UK        UNION CARBIDE CORP                        $6,273.30        2.01%        $6,273.30         2.01%          58.33%
12  OI        OWENS-ILLINOIS INC                        $6,073.67        1.94%        $6,073.67         1.94%          60.27%
13  ABX       BARRICK GOLD CORPORATION                  $5,804.81        1.86%        $5,804.81         1.86%          62.13%
14  TEN       TENNECO INC                               $5,598.15        1.79%        $5,598.15         1.79%          63.92%
15  ROH       ROHM & HAAS CO                            $5,459.67        1.75%        $5,459.67         1.75%          65.66%
16  AL        ALCAN ALUMINIUM LTD                       $5,217.07        1.67%        $5,217.07         1.67%          67.33%
17  CCK       CROWN CORK & SEAL CO INC                  $4,502.81        1.44%        $4,502.81         1.44%          68.77%
18  GP        GEORGIA-PACIFIC GROUP                     $4,498.35        1.44%        $4,498.35         1.44%          70.21%
19  EMN       EASTMAN CHEMICAL CO                       $4,396.05        1.41%        $4,396.05         1.41%          71.62%
20  ECL       ECOLAB INC                                $3,814.31        1.22%        $3,814.31         1.22%          72.84%
21  RLM       REYNOLDS METALS CO                        $3,766.66        1.21%        $3,766.66         1.21%          74.04%
22  CHA       CHAMPION INTERNATIONAL CORP               $3,571.28        1.14%        $3,571.28         1.14%          75.19%
23  NUE       NUCOR CORP                                $3,538.67        1.13%        $3,538.67         1.13%          76.32%
24  SEE       SEALED AIR CORP                           $3,528.68        1.13%        $3,528.68         1.13%          77.45%
25  ALT       ALLEGHENY TELEDYNE INC                    $3,440.94        1.10%        $3,440.94         1.10%          78.55%
26  PD        PHELPS DODGE CORP                         $3,201.24        1.02%        $3,201.24         1.02%          79.57%
27  MII       MORTON INTERNATIONAL INC                  $3,096.03        0.99%        $3,096.03         0.99%          80.56%
28  WLL       WILLAMETTE INDUSTRIES                     $3,000.60        0.96%        $3,000.60         0.96%          81.52%
29  EC        ENGELHARD CORP                            $2,999.39        0.96%        $2,999.39         0.96%          82.48%
30  MEA       MEAD CORP                                 $2,991.93        0.96%        $2,991.93         0.96%          83.44%
31  HPC       HERCULES INC                              $2,888.64        0.92%        $2,888.64         0.92%          84.36%
32  UCC       UNION CAMP CORP                           $2,844.97        0.91%        $2,844.97         0.91%          85.27%
33  TIN       TEMPLE-INLAND INC                         $2,803.25        0.90%        $2,803.25         0.90%          86.17%
34  SIAL      SIGMA-ALDRICH                             $2,752.91        0.88%        $2,752.91         0.88%          87.05%
35  NEM       NEWMONT MINING CORP                       $2,641.14        0.84%        $2,641.14         0.84%          87.90%
36  PDG       PLACER DOME INC                           $2,562.66        0.82%        $2,562.66         0.82%          88.72%
37  FCX       FREEPRT MCMOR COP&GLD  -CL B              $2,419.59        0.77%        $2,419.59         0.77%          89.49%
38  W         WESTVACO CORP                             $2,390.49        0.76%        $2,390.49         0.76%          90.26%
39  GLK       GREAT LAKES CHEMICAL CORP                 $2,350.49        0.75%        $2,350.49         0.75%          91.01%
40  HM        HOMESTAKE MINING                          $2,256.80        0.72%        $2,256.80         0.72%          91.73%
41  X         USX-U S STEEL GROUP                       $2,198.04        0.70%        $2,198.04         0.70%          92.43%
42  LPX       LOUISIANA-PACIFIC CORP                    $2,175.73        0.70%        $2,175.73         0.70%          93.13%
43  NLC       NALCO CHEMICAL CO                         $2,122.28        0.68%        $2,122.28         0.68%          93.81%
44  BMS       BEMIS CO                                  $2,041.79        0.65%        $2,041.79         0.65%          94.46%
45  FMC       FMC CORP                                  $1,924.41        0.62%        $1,924.41         0.62%          95.08%
46  N         INCO LTD                                  $1,618.69        0.52%        $1,618.69         0.52%          95.60%
47  BCC       BOISE CASCADE CORP                        $1,534.83        0.49%        $1,534.83         0.49%          96.09%
48  TKR       TIMKEN CO                                 $1,409.44        0.45%        $1,409.44         0.45%          96.54%
49  STO       STONE CONTAINER CORP                      $1,335.40        0.43%        $1,335.40         0.43%          96.96%
50  BLL       BALL CORP                                 $1,317.04        0.42%        $1,317.04         0.42%          97.39%
51  WTHG      WORTHINGTON INDUSTRIES                    $1,305.77        0.42%        $1,305.77         0.42%          97.80%
52  GRA       GRACE (W R) & CO                          $1,233.31        0.39%        $1,233.31         0.39%          98.20%
53  BS        BETHLEHEM STEEL CORP                      $1,146.63        0.37%        $1,146.63         0.37%          98.57%

                             IXB Component Weights

54  BMG       BATTLE MTN GOLD CO                        $1,048.45        0.34%        $1,048.45         0.34%          98.90%
55  CYM       CYPRUS AMAX MINERALS CO                   $1,036.07        0.33%        $1,036.07         0.33%          99.23%
56  PCH       POTLATCH CORP                             $1,027.90        0.33%        $1,027.90         0.33%          99.56%
57  AR        ASARCO INC                                  $793.22        0.25%          $793.22         0.25%          99.81%
58  AS        ARMCO INC                                   $579.68        0.19%          $579.68         0.19%         100.00%
                                                      $312,566.66                   $312,566.66

                             IXE Component Weights


                                    8/14/98

                                                       MARKET          MARKET      INDEX MARKET       INDEX        CUMULATIVE
 SYMBOL             COMPANY NAME                   CAPITALIZATION      WEIGHT     CAPITALIZATION      WEIGHT      INDEX WEIGHT
1   XON      EXXON CORP                             $167,299.40        26.16%       $155,855.30       24.67%         24.67%
2   RD       ROYAL DUTCH PET  -NY REG                $94,617.06        14.80%        $94,899.66       15.02%         39.69%
3   MOB      MOBIL CORP                              $56,259.72         8.80%        $56,589.58        8.96%         48.64%
4   AN       AMOCO CORP                              $48,041.38         7.51%        $39,100.13        6.19%         54.83%
5   TX       TEXACO INC                              $32,636.00         5.10%        $32,990.73        5.22%         60.05%
6   CHV      CHEVRON CORP                            $52,405.68         8.20%        $31,360.50        4.96%         65.02%
7   SLB      SCHLUMBERGER LTD                        $26,124.70         4.09%        $24,925.49        3.94%         68.96%
8   ARC      ATLANTIC RICHFIELD CO                   $21,819.30         3.41%        $23,115.50        3.66%         72.62%
9   ENE      ENRON CORP                              $15,356.72         2.40%        $16,644.50        2.63%         75.25%
10  WMB      WILLIAMS COS INC                        $12,480.35         1.95%        $13,779.27        2.18%         77.43%
11  P        PHILLIPS PETROLEUM CO                   $11,714.57         1.83%        $13,101.41        2.07%         79.51%
12  MRO      USX-MARATHON GROUP                       $8,531.46         1.33%         $9,811.80        1.55%         81.06%
13  UCL      UNOCAL CORP                              $7,965.18         1.25%         $9,339.83        1.48%         82.54%
14  OXY      OCCIDENTAL PETROLEUM CORP                $8,104.17         1.27%         $9,321.05        1.48%         84.01%
15  HAL      HALLIBURTON CO                           $7,889.85         1.23%         $8,892.40        1.41%         85.42%
16  BHI      BAKER-HUGHES INC                         $7,048.46         1.10%         $8,837.99        1.40%         86.82%
17  CGP      COASTAL CORP                             $6,572.67         1.03%         $7,892.56        1.25%         88.07%
18  BR       BURLINGTON RESOURCES INC                 $5,866.31         0.92%         $7,011.85        1.11%         89.18%
19  DI       DRESSER INDUSTRIES INC                   $5,154.99         0.81%         $6,147.79        0.97%         90.15%
20  CNG      CONSOLIDATED NATURAL GAS CO              $4,748.38         0.74%         $6,002.04        0.95%         91.10%
21  AHC      AMERADA HESS CORP                        $4,592.35         0.72%         $5,970.16        0.94%         92.05%
22  CG       COLUMBIA ENERGY GROUP                    $4,393.28         0.69%         $5,805.52        0.92%         92.97%
23  ASH      ASHLAND INC                              $3,883.71         0.61%         $5,358.49        0.85%         93.81%
24  APC      ANADARKO PETROLEUM CORP                  $3,885.97         0.61%         $5,321.15        0.84%         94.66%
25  SUN      SUN CO INC                               $3,576.13         0.56%         $5,038.95        0.80%         95.45%
26  SNT      SONAT INC                                $3,563.10         0.56%         $4,811.33        0.76%         96.21%
27  UPR      UNION PACIFIC RESOURCES GRP              $3,012.73         0.47%         $4,030.27        0.64%         96.85%
28  APA      APACHE CORP                              $2,501.92         0.39%         $3,701.56        0.59%         97.44%
29  KMG      KERR-MCGEE CORP                          $2,204.58         0.34%         $3,393.05        0.54%         97.98%
30  PZL      PENNZOIL CO                              $1,984.93         0.31%         $3,209.39        0.51%         98.48%
31  ORX      ORYX ENERGY CO                           $1,678.66         0.26%         $2,742.97        0.43%         98.92%
32  MDR      MCDERMOTT INTL INC                       $1,471.45         0.23%         $2,525.51        0.40%         99.32%
33  HP       HELMERICH & PAYNE                          $952.46         0.15%         $2,219.96        0.35%         99.67%
34  RDC      ROWAN COS INC                            $1,113.10         0.17%         $2,094.73        0.33%        100.00%
                                                    $639,450.71                     $631,842.40

                             IXI Component Weights


                                    8/14/98

                                                       MARKET          MARKET      INDEX MARKET       INDEX        CUMULATIVE
 SYMBOL              COMPANY NAME                  CAPITALIZATION      WEIGHT     CAPITALIZATION      WEIGHT      INDEX WEIGHT
1   GE       GENERAL ELECTRIC CO                    $284,873.39        50.12%      $131,219.48        23.65%         23.65%
2   TYC      TYCO INTERNATIONAL LTD                  $32,507.66         5.72%       $36,669.76         6.61%         30.26%
3   MMM      MINNESOTA MINING & MFG CO               $30,567.37         5.38%       $34,891.60         6.29%         36.55%
4   EMR      EMERSON ELECTRIC CO                     $27,475.75         4.83%       $32,310.57         5.82%         42.37%
5   WMI      WASTE MANAGEMENT INC                    $29,766.70         5.24%       $29,766.70         5.36%         47.73%
6   ALD      ALLIEDSIGNAL INC                        $20,952.17         3.69%       $24,880.47         4.48%         52.22%
7   CAT      CATERPILLAR INC                         $17,734.61         3.12%       $22,037.69         3.97%         56.19%
8   ITW      ILLINOIS TOOL WORKS                     $13,665.70         2.40%       $17,522.72         3.16%         59.35%
9   TXT      TEXTRON INC                             $10,951.78         1.93%       $15,343.50         2.77%         62.11%
10  HON      HONEYWELL INC                           $10,382.98         1.83%       $15,015.99         2.71%         64.82%
11  DE       DEERE & CO                              $10,434.07         1.84%       $14,175.63         2.55%         67.37%
12  DCN      DANA CORP                                $7,668.45         1.35%       $14,039.63         2.53%         69.90%
13  IR       INGERSOLL-RAND CO                        $7,137.49         1.26%       $11,740.78         2.12%         72.02%
14  BFI      BROWNING-FERRIS INDS                     $6,307.14         1.11%       $10,942.82         1.97%         73.99%
15  GLW      CORNING INC                              $6,875.46         1.21%       $10,885.16         1.96%         75.95%
16  DOV      DOVER CORP                               $6,243.64         1.10%       $10,088.72         1.82%         77.77%
17  CBE      COOPER INDUSTRIES INC                    $5,606.07         0.99%        $9,581.73         1.73%         79.50%
18  ETN      EATON CORP                               $4,596.38         0.81%        $8,490.64         1.53%         81.03%
19  JCI      JOHNSON CONTROLS INC                     $4,293.70         0.76%        $8,467.62         1.53%         82.56%
20  PCAR     PACCAR INC                               $3,553.78         0.63%        $7,649.53         1.38%         83.93%
21  PLL      PALL CORP                                $2,636.93         0.46%        $7,512.37         1.35%         85.29%
22  PH       PARKER-HANNIFIN CORP                     $3,365.72         0.59%        $7,120.70         1.28%         86.57%
23  FLR      FLUOR CORP                               $3,159.89         0.56%        $6,710.46         1.21%         87.78%
24  GSX      GENERAL SIGNAL CORP                      $1,677.22         0.30%        $6,699.04         1.21%         88.99%
25  CR       CRANE CO                                 $2,123.54         0.37%        $6,621.09         1.19%         90.18%
26  NSI      NATIONAL SERVICE INDS INC                $2,068.90         0.36%        $6,575.81         1.19%         91.37%
27  CUM      CUMMINS ENGINE                           $1,927.20         0.34%        $6,533.05         1.18%         92.54%
28  BGG      BRIGGS & STRATTON                        $1,011.28         0.18%        $6,279.99         1.13%         93.68%
29  NAV      NAVISTAR INTERNATIONL                    $1,850.28         0.33%        $6,217.68         1.12%         94.80%
30  CSE      CASE CORP                                $2,303.61         0.41%        $5,313.28         0.96%         95.75%
31  CMZ      CINCINNATI MILACRON INC                    $899.17         0.16%        $5,300.26         0.96%         96.71%
32  NC       NACCO INDUSTRIES  -CL A                    $916.41         0.16%        $5,001.15         0.90%         97.61%
33  HPH      HARNISCHFEGER INDUSTRIES INC             $1,072.51         0.19%        $4,799.90         0.87%         98.48%
34  ANV      AEROQUIP-VICKERS INC                     $1,214.45         0.21%        $4,684.06         0.84%         99.32%
35  FWC      FOSTER WHEELER CORP                        $590.66         0.10%        $3,771.94         0.68%        100.00%
                                                    $568,412.05                    $554,861.50

                             IXM Component Weights


                                    8/14/98

                                                       MARKET          MARKET      INDEX MARKET       INDEX        CUMULATIVE
 SYMBOL             COMPANY NAME                   CAPITALIZATION      WEIGHT     CAPITALIZATION      WEIGHT      INDEX WEIGHT
1   AIG      AMERICAN INTERNATIONAL GROUP            $92,679.64         6.42%       $92,679.64         6.42%           6.42%
2   NB       NATIONSBANK CORP                        $67,111.54         4.65%       $67,111.54         4.65%          11.07%
3   TRV      TRAVELERS GROUP INC                     $64,402.63         4.46%       $64,402.63         4.46%          15.53%
4   CCI      CITICORP                                $62,761.84         4.35%       $62,761.84         4.35%          19.87%
5   FNM      FANNIE MAE                              $60,464.23         4.19%       $60,464.23         4.19%          24.06%
6   CMB      CHASE MANHATTAN CORP                    $54,940.46         3.81%       $54,940.46         3.81%          27.87%
7   BAC      BANKAMERICA CORP                        $54,189.63         3.75%       $54,189.63         3.75%          31.62%
8   FTU      FIRST UNION CORP (N C)                  $51,723.15         3.58%       $51,723.15         3.58%          35.20%
9   MWD      MORGAN STANLY DEAN WITTER&CO            $46,125.46         3.19%       $46,125.46         3.19%          38.40%
10  AXP      AMERICAN EXPRESS                        $43,203.62         2.99%       $43,203.62         2.99%          41.39%
11  ALL      ALLSTATE CORP                           $35,422.14         2.45%       $35,422.14         2.45%          43.84%
12  ONE      BANC ONE CORP                           $31,712.09         2.20%       $31,712.09         2.20%          46.04%
13  USB      U S BANCORP/DE                          $29,623.18         2.05%       $29,623.18         2.05%          48.09%
14  FRE      FED HOME LOAN MTG CO                    $29,222.73         2.02%       $29,222.73         2.02%          50.11%
15  MER      MERRILL LYNCH & CO                      $29,063.33         2.01%       $29,063.33         2.01%          52.13%
16  WFC      WELLS FARGO & CO                        $27,221.95         1.89%       $27,221.95         1.89%          54.01%
17  NOB      NORWEST CORP                            $24,689.88         1.71%       $24,689.88         1.71%          55.72%
18  AFS      ASSOC FST CAPITAL CP  -CL A             $23,823.87         1.65%       $23,823.87         1.65%          57.37%
19  JPM      MORGAN (J P) & CO                       $22,637.04         1.57%       $22,637.04         1.57%          58.94%
20  BK       BANK OF NEW YORK CO INC                 $22,037.37         1.53%       $22,037.37         1.53%          60.47%
21  FLT      FLEET FINANCIAL GROUP INC               $21,401.40         1.48%       $21,401.40         1.48%          61.95%
22  FCN      FIRST CHICAGO NBD CORP                  $21,180.12         1.47%       $21,180.12         1.47%          63.42%
23  NCC      NATIONAL CITY CORP                      $20,574.29         1.42%       $20,574.29         1.42%          64.84%
24  HI       HOUSEHOLD INTERNATIONAL INC             $20,110.40         1.39%       $20,110.40         1.39%          66.23%
25  GRN      GENERAL RE CORP                         $18,027.67         1.25%       $18,027.67         1.25%          67.48%
26  WB       WACHOVIA CORP                           $17,057.34         1.18%       $17,057.34         1.18%          68.66%
27  AGC      AMERICAN GENERAL CORP                   $16,838.01         1.17%       $16,838.01         1.17%          69.83%
28  MEL      MELLON BANK CORP                        $16,035.44         1.11%       $16,035.44         1.11%          70.94%
29  KRB      MBNA CORP                               $15,223.59         1.05%       $15,223.59         1.05%          71.99%
30  FITB     FIFTH THIRD BANCORP                     $14,762.80         1.02%       $14,762.80         1.02%          73.02%
31  MMC      MARSH & MCLENNAN COS                    $14,596.40         1.01%       $14,596.40         1.01%          74.03%
32  PNC      PNC BANK CORP                           $14,476.48         1.00%       $14,476.48         1.00%          75.03%
33  WAMU     WASHINGTON MUTUAL INC                   $14,080.47         0.98%       $14,080.47         0.98%          76.01%
34  STI      SUNTRUST BANKS INC                      $13,827.51         0.96%       $13,827.51         0.96%          76.96%
35  KEY      KEYCORP                                 $13,559.69         0.94%       $13,559.69         0.94%          77.90%
36  CI       CIGNA CORP                              $13,351.82         0.92%       $13,351.82         0.92%          78.83%
37  BKB      BANKBOSTON CORP                         $13,307.83         0.92%       $13,307.83         0.92%          79.75%
38  CNC      CONSECO INC                             $12,817.48         0.89%       $12,817.48         0.89%          80.64%
39  CB       CHUBB CORP                              $11,839.06         0.82%       $11,839.06         0.82%          81.46%
40  HIG      HARTFORD FINL SVCS GRP INC              $11,724.98         0.81%       $11,724.98         0.81%          82.27%
41  SAI      SUNAMERICA INC                          $11,650.13         0.81%       $11,650.13         0.81%          83.08%
42  AOC      AON CORP                                $11,194.21         0.78%       $11,194.21         0.78%          83.85%
43  STT      STATE STREET CORP                       $10,046.40         0.70%       $10,046.40         0.70%          84.55%
44  BEN      FRANKLIN RESOURCES INC                  $10,039.71         0.70%       $10,039.71         0.70%          85.24%
45  LTR      LOEWS CORP                              $10,026.56         0.69%       $10,026.56         0.69%          85.94%
46  BT       BANKERS TRUST CORP                       $9,712.76         0.67%        $9,712.76         0.67%          86.61%
47  BBK      BB&T CORP                                $9,547.77         0.66%        $9,547.77         0.66%          87.27%
48  SCH      SCHWAB (CHARLES) CORP                    $9,359.16         0.65%        $9,359.16         0.65%          87.92%
49  LNC      LINCOLN NATIONAL CORP                    $9,216.84         0.64%        $9,216.84         0.64%          88.56%
50  CMA      COMERICA INC                             $9,200.96         0.64%        $9,200.96         0.64%          89.19%
51  PGR      PROGRESSIVE CORP-OHIO                    $8,270.10         0.57%        $8,270.10         0.57%          89.77%
52  SPC      ST PAUL COS                              $8,151.83         0.56%        $8,151.83         0.56%          90.33%
53  NTRS     NORTHERN TRUST CORP                      $7,778.45         0.54%        $7,778.45         0.54%          90.87%

                             IXM Component Weights

54  LEH      LEHMAN BROTHERS HOLDINGS INC             $7,645.51         0.53%        $7,645.51         0.53%          91.40%
55  COF      CAPITAL ONE FINL CORP                    $7,480.56         0.52%        $7,480.56         0.52%          91.92%
56  SUB      SUMMIT BANCORP                           $7,367.41         0.51%        $7,367.41         0.51%          92.43%
57  TA       TRANSAMERICA CORP                        $7,300.69         0.51%        $7,300.69         0.51%          92.93%
58  MTL      MERCANTILE BANCORPORATION                $7,200.57         0.50%        $7,200.57         0.50%          93.43%
59  SLM      SLM HLDG CORP                            $7,087.75         0.49%        $7,087.75         0.49%          93.92%
60  PVN      PROVIDIAN FINANCIAL CORP                 $7,083.46         0.49%        $7,083.46         0.49%          94.41%
61  AHM      AHMANSON (H F) & CO                      $6,549.93         0.45%        $6,549.93         0.45%          94.87%
62  SAFC     SAFECO CORP                              $6,503.47         0.45%        $6,503.47         0.45%          95.32%
63  UNM      UNUM CORP                                $6,498.50         0.45%        $6,498.50         0.45%          95.77%
64  JP       JEFFERSON-PILOT CORP                     $6,396.40         0.44%        $6,396.40         0.44%          96.21%
65  MBI      MBIA INC                                 $6,253.65         0.43%        $6,253.65         0.43%          96.64%
66  BSC      BEAR STEARNS COMPANIES INC               $5,993.78         0.42%        $5,993.78         0.42%          97.06%
67  HBAN     HUNTINGTON BANCSHARES                    $5,712.28         0.40%        $5,712.28         0.40%          97.45%
68  CINF     CINCINNATI FINANCIAL CORP                $5,607.04         0.39%        $5,607.04         0.39%          97.84%
69  RNB      REPUBLIC NEW YORK CORP                   $5,596.37         0.39%        $5,596.37         0.39%          98.23%
70  TMK      TORCHMARK CORP                           $5,539.99         0.38%        $5,539.99         0.38%          98.61%
71  SNV      SYNOVUS FINANCIAL CP                     $5,409.13         0.37%        $5,409.13         0.37%          98.99%
72  MTG      MGIC INVESTMENT CORP/WI                  $5,149.03         0.36%        $5,149.03         0.36%          99.35%
73  GDW      GOLDEN WEST FINANCIAL CORP               $4,725.77         0.33%        $4,725.77         0.33%          99.67%
74  CCR      COUNTRYWIDE CREDIT IND INC               $4,721.62         0.33%        $4,721.62         0.33%         100.00%
                                                  $1,443,866.35                  $1,443,866.35

                             IXR Component Weights


                                    8/14/98

                                                       MARKET          MARKET      INDEX MARKET       INDEX        CUMULATIVE
 SYMBOL              COMPANY NAME                  CAPITALIZATION      WEIGHT     CAPITALIZATION      WEIGHT      INDEX WEIGHT
1   KO       COCA-COLA CO                            $189,676.33       9.93%        $189,676.33        9.93%          9.93%
2   MRK      MERCK & CO                              $152,246.12       7.97%        $152,246.12        7.97%         17.90%
3   PFE      PFIZER INC                              $132,113.54       6.91%        $132,113.54        6.91%         24.81%
4   BMY      BRISTOL MYERS SQUIBB                    $105,874.40       5.54%        $105,874.40        5.54%         30.35%
5   PG       PROCTER & GAMBLE CO                     $105,267.09       5.51%        $105,267.09        5.51%         35.86%
6   MO       PHILIP MORRIS COS INC                   $102,640.76       5.37%        $102,640.76        5.37%         41.23%
7   JNJ      JOHNSON & JOHNSON                       $100,849.88       5.28%        $100,849.88        5.28%         46.51%
8   LLY      LILLY (ELI) & CO                         $75,997.04       3.98%         $75,997.04        3.98%         50.49%
9   SGP      SCHERING-PLOUGH                          $69,515.04       3.64%         $69,515.04        3.64%         54.13%
10  AHP      AMERICAN HOME PRODUCTS CORP              $66,368.79       3.47%         $66,368.79        3.47%         57.60%
11  ABT      ABBOTT LABORATORIES                      $62,900.80       3.29%         $62,900.80        3.29%         60.89%
12  WLA      WARNER-LAMBERT CO                        $57,927.49       3.03%         $57,927.49        3.03%         63.93%
13  G        GILLETTE CO                              $56,170.80       2.94%         $56,170.80        2.94%         66.87%
14  PEP      PEPSICO INC                              $50,508.71       2.64%         $50,508.71        2.64%         69.51%
15  UN       UNILEVER N V  -NY SHARES                 $42,090.78       2.20%         $42,090.78        2.20%         71.71%
16  MDT      MEDTRONIC INC                            $26,468.74       1.39%         $26,468.74        1.39%         73.10%
17  CL       COLGATE-PALMOLIVE CO                     $25,225.21       1.32%         $25,225.21        1.32%         74.42%
18  BUD      ANHEUSER-BUSCH COS INC                   $24,448.20       1.28%         $24,448.20        1.28%         75.70%
19  SLE      SARA LEE CORP                            $22,916.31       1.20%         $22,916.31        1.20%         76.90%
20  CPB      CAMPBELL SOUP CO                         $22,735.08       1.19%         $22,735.08        1.19%         78.09%
21  KMB      KIMBERLY-CLARK CORP                      $22,703.58       1.19%         $22,703.58        1.19%         79.27%
22  WAG      WALGREEN CO                              $22,412.05       1.17%         $22,412.05        1.17%         80.45%
23  PNU      PHARMACIA & UPJOHN INC                   $22,129.58       1.16%         $22,129.58        1.16%         81.61%
24  HNZ      HEINZ (H J) CO                           $18,901.09       0.99%         $18,901.09        0.99%         82.60%
25  CVS      CVS CORP                                 $16,384.37       0.86%         $16,384.37        0.86%         83.45%
26  BAX      BAXTER INTERNATIONAL INC                 $16,019.05       0.84%         $16,019.05        0.84%         84.29%
27  BSX      BOSTON SCIENTIFIC CORP                   $15,163.04       0.79%         $15,163.04        0.79%         85.08%
28  BFO      BESTFOODS                                $14,998.67       0.79%         $14,998.67        0.79%         85.87%
29  CAH      CARDINAL HEALTH INC                      $12,695.38       0.66%         $12,695.38        0.66%         86.53%
30  KR       KROGER CO                                $12,322.60       0.64%         $12,322.60        0.64%         87.18%
31  K        KELLOGG CO                               $12,096.89       0.63%         $12,096.89        0.63%         87.81%
32  ABS      ALBERTSONS INC                           $11,891.64       0.62%         $11,891.64        0.62%         88.43%
33  CAG      CONAGRA INC                              $11,649.92       0.61%         $11,649.92        0.61%         89.04%
34  GDT      GUIDANT CORP                             $11,499.42       0.60%         $11,499.42        0.60%         89.65%
35  VO       SEAGRAM CO LTD                           $11,211.49       0.59%         $11,211.49        0.59%         90.23%
36  CLX      CLOROX CO/DE                             $10,940.07       0.57%         $10,940.07        0.57%         90.81%
37  RAD      RITE AID CORP                            $10,699.61       0.56%         $10,699.61        0.56%         91.37%
38  BDX      BECTON DICKINSON & CO                    $10,248.08       0.54%         $10,248.08        0.54%         91.90%
39  AVP      AVON PRODUCTS                            $10,242.79       0.54%         $10,242.79        0.54%         92.44%
40  WWY      WRIGLEY (WM) JR CO                        $9,805.64       0.51%          $9,805.64        0.51%         92.95%
41  ADM      ARCHER-DANIELS-MIDLAND CO                 $9,699.20       0.51%          $9,699.20        0.51%         93.46%
42  GIS      GENERAL MILLS INC                         $9,583.17       0.50%          $9,583.17        0.50%         93.96%
43  HSY      HERSHEY FOODS CORP                        $8,812.24       0.46%          $8,812.24        0.46%         94.42%
44  RAL      RALSTON PURINA CO                         $8,573.40       0.45%          $8,573.40        0.45%         94.87%
45  ASC      AMERICAN STORES CO                        $7,926.51       0.41%          $7,926.51        0.41%         95.29%
46  PHB      PIONEER HI-BRED INTERNATIONL              $7,815.74       0.41%          $7,815.74        0.41%         95.69%
47  OAT      QUAKER OATS CO                            $7,611.87       0.40%          $7,611.87        0.40%         96.09%
48  SYY      SYSCO CORP                                $7,553.40       0.40%          $7,553.40        0.40%         96.49%
49  FJ       FORT JAMES CORP                           $6,681.18       0.35%          $6,681.18        0.35%         96.84%
50  FMY      MEYER (FRED) INC                          $6,280.96       0.82%          $6,280.96        0.82%         83.43%
51  WIN      WINN-DIXIE STORES INC                     $5,820.75       0.30%          $5,820.75        0.30%         83.74%
52  FO       FORTUNE BRANDS INC                        $5,491.67       0.29%          $5,491.67        0.29%         84.02%
53  UST      UST INC                                   $4,976.94       0.26%          $4,976.94        0.26%         84.29%

                             IXR Component Weights


54  IFF      INTL FLAVORS & FRAGRANCES                 $4,512.66       0.24%          $4,512.66        0.24%         84.52%
55  BFB      BROWN-FORMAN  -CL B                       $4,276.56       0.22%          $4,276.56        0.22%         84.75%
56  AGN      ALLERGAN INC                              $3,274.28       0.17%          $3,274.28        0.17%         84.92%
57  USS      U S SURGICAL CORP                         $3,200.47       0.17%          $3,200.47        0.17%         85.08%
58  BMET     BIOMET INC                                $3,197.63       0.17%          $3,197.63        0.17%         85.25%
59  AZA      ALZA CORP                                 $3,186.77       0.17%          $3,186.77        0.17%         85.42%
60  SVU      SUPERVALU INC                             $2,772.39       0.15%          $2,772.39        0.15%         85.56%
61  BOL      BAUSCH & LOMB INC                         $2,498.97       0.13%          $2,498.97        0.13%         85.69%
62  BCR      BARD (C.R.) INC                           $2,232.56       0.12%          $2,232.56        0.12%         85.81%
63  STJ      ST JUDE MEDICAL INC                       $2,078.83       0.11%          $2,078.83        0.11%         85.92%
64  MKG      MALLINCKRODT INC                          $1,792.54       0.09%          $1,792.54        0.09%         86.01%
65  ACCOB    COORS (ADOLPH)  -CL B                     $1,428.21       0.07%          $1,428.21        0.07%         86.09%
66  ACV      ALBERTO-CULVER CO  -CL B                  $1,307.73       0.07%          $1,307.73        0.07%         86.16%
67  GAP      GREAT ATLANTIC & PAC TEA CO               $1,059.13       0.06%          $1,059.13        0.06%         86.21%
68  LDG      LONGS DRUG STORES INC                     $1,023.70       0.05%          $1,023.70        0.05%         86.21%
                                                   $1,910,625.50                  $1,910,625.50

                             IXT Component Weights


                                    8/14/98

                                                       MARKET          MARKET      INDEX MARKET       INDEX        CUMULATIVE
 SYMBOL             COMPANY NAME                   CAPITALIZATION      WEIGHT     CAPITALIZATION      WEIGHT      INDEX WEIGHT
1   MSFT     MICROSOFT CORP                          $256,879.51       14.43%      $256,879.51        14.43%         14.43%
2   INTC     INTEL CORP                              $146,174.00        8.21%      $146,174.00         8.21%         22.64%
3   IBM      INTL BUSINESS MACHINES CORP             $118,216.34        6.64%      $118,216.34         6.64%         29.29%
4   LU       LUCENT TECHNOLOGIES INC                 $112,665.77        6.33%      $112,665.77         6.33%         35.62%
5   T        AT&T CORP                               $100,350.46        5.64%      $100,350.46         5.64%         41.25%
6   CSCO     CISCO SYSTEMS INC                        $98,654.31        5.54%       $98,654.31         5.54%         46.80%
7   DELL     DELL COMPUTER CORP                       $68,022.50        3.82%       $68,022.50         3.82%         50.62%
8   CPQ      COMPAQ COMPUTER CORP                     $57,535.18        3.23%       $57,535.18         3.23%         53.85%
9   HWP      HEWLETT-PACKARD CO                       $54,640.09        3.07%       $54,640.09         3.07%         56.92%
10  WCOM     WORLDCOM INC/GA  -CL A                   $51,797.87        2.91%       $51,797.87         2.91%         59.83%
11  MCIC     MCI COMMUNICATIONS                       $44,142.03        2.48%       $44,142.03         2.48%         62.31%
12  BA       BOEING CO                                $37,194.10        2.09%       $37,194.10         2.09%         64.40%
13  ATI      AIRTOUCH COMMUNICATIONS INC              $33,558.18        1.89%       $33,558.18         1.89%         66.28%
14  XRX      XEROX CORP                               $32,659.28        1.83%       $32,659.28         1.83%         68.12%
15  FON      SPRINT CORP                              $30,245.36        1.70%       $30,245.36         1.70%         69.82%
16  MOT      MOTOROLA INC                             $29,734.38        1.67%       $29,734.38         1.67%         71.49%
17  EK       EASTMAN KODAK CO                         $26,621.60        1.50%       $26,621.60         1.50%         72.98%
18  NT       NORTHERN TELECOM LTD                     $26,351.33        1.48%       $26,351.33         1.48%         74.47%
19  EMC      EMC CORP/MA                              $25,940.94        1.46%       $25,940.94         1.46%         75.92%
20  ORCL     ORACLE CORP                              $23,180.56        1.30%       $23,180.56         1.30%         77.22%
21  TXN      TEXAS INSTRUMENTS INC                    $23,162.24        1.30%       $23,162.24         1.30%         78.53%
22  AUD      AUTOMATIC DATA PROCESSING                $20,544.96        1.15%       $20,544.96         1.15%         79.68%
23  UTX      UNITED TECHNOLOGIES CORP                 $19,996.23        1.12%       $19,996.23         1.12%         80.80%
24  EDS      ELECTRONIC DATA SYSTEMS CORP             $19,913.45        1.12%       $19,913.45         1.12%         81.92%
25  CA       COMPUTER ASSOCIATES INTL INC             $19,794.31        1.11%       $19,794.31         1.11%         83.03%
26  LMT      LOCKHEED MARTIN CORP                     $18,136.34        1.02%       $18,136.34         1.02%         84.05%
27  SUNW     SUN MICROSYSTEMS INC                     $17,780.44        1.00%       $17,780.44         1.00%         85.05%
28  RTN.B    RAYTHEON CO  -CL B                       $17,745.28        1.00%       $17,745.28         1.00%         86.05%
29  AMGN     AMGEN INC                                $17,689.62        0.99%       $17,689.62         0.99%         87.04%
30  PBI      PITNEY BOWES INC                         $14,225.59        0.80%       $14,225.59         0.80%         87.84%
31  AMAT     APPLIED MATERIALS INC                    $11,400.03        0.64%       $11,400.03         0.64%         88.48%
32  TLAB     TELLABS INC                              $11,241.55        0.63%       $11,241.55         0.63%         89.11%
33  FDC      FIRST DATA CORP                          $11,050.28        0.62%       $11,050.28         0.62%         89.74%
34  COMS     3COM CORP                                $10,379.83        0.58%       $10,379.83         0.58%         90.32%
35  CSC      COMPUTER SCIENCES CORP                    $9,061.92        0.51%        $9,061.92         0.51%         90.83%
36  ASND     ASCEND COMMUNICATIONS INC                 $8,907.21        0.50%        $8,907.21         0.50%         91.33%
37  GTW      GATEWAY 2000 INC                          $8,820.69        0.50%        $8,820.69         0.50%         91.82%
38  AMP      AMP INC                                   $8,625.79        0.48%        $8,625.79         0.48%         92.31%
39  ROK      ROCKWELL INTL CORP                        $7,098.89        0.40%        $7,098.89         0.40%         92.71%
40  MU       MICRON TECHNOLOGY INC                     $7,060.21        0.40%        $7,060.21         0.40%         93.10%
41  NXTL     NEXTEL COMMUNICATIONS                     $6,797.69        0.38%        $6,797.69         0.38%         93.49%
42  UIS      UNISYS CORP                               $6,677.76        0.38%        $6,677.76         0.38%         93.86%
43  BAY      BAY NETWORKS INC                          $6,656.58        0.37%        $6,656.58         0.37%         94.23%
44  SEG      SEAGATE TECHNOLOGY                        $6,623.33        0.37%        $6,623.33         0.37%         94.61%
45  EFX      EQUIFAX INC                               $6,165.12        0.35%        $6,165.12         0.35%         94.95%
46  TRW      TRW INC                                   $6,086.51        0.34%        $6,086.51         0.34%         95.30%
47  GD       GENERAL DYNAMICS CORP                     $5,821.38        0.33%        $5,821.38         0.33%         95.62%
48  AAPL     APPLE COMPUTER INC                        $5,388.16        0.30%        $5,388.16         0.30%         95.92%
49  NOC      NORTHROP GRUMMAN CORP                     $4,758.82        0.27%        $4,758.82         0.27%         96.19%
50  GWW      GRAINGER (W W) INC                        $4,074.70        0.23%        $4,074.70         0.23%         96.42%
51  PMTC     PARAMETRIC TECHNOLOGY CORP                $3,956.71        0.22%        $3,956.71         0.22%         96.64%
52  GIC      GENERAL INSTRUMENT CORP                   $3,950.30        0.22%        $3,950.30         0.22%         96.87%
53  CEN      CERIDIAN CORP                             $3,949.47        0.22%        $3,949.47         0.22%         97.09%

                             IXT Component Weights

54  NOVL     NOVELL INC                                $3,845.93        0.22%        $3,845.93         0.22%         97.30%
55  DIGI     DSC COMMUNICATIONS CORP                   $3,466.69        0.19%        $3,466.69         0.19%         97.50%
56  TMO      THERMO ELECTRON CORP                      $3,306.06        0.19%        $3,306.06         0.19%         97.68%
57  PKN      PERKIN-ELMER CORP                         $3,005.59        0.17%        $3,005.59         0.17%         97.85%
58  HRS      HARRIS CORP                               $2,885.18        0.16%        $2,885.18         0.16%         98.01%
59  LSI      LSI LOGIC CORP                            $2,665.62        0.15%        $2,665.62         0.15%         98.16%
60  RYC      RAYCHEM CORP                              $2,588.41        0.15%        $2,588.41         0.15%         98.31%
61  AMD      ADVANCED MICRO DEVICES                    $2,580.57        0.14%        $2,580.57         0.14%         98.46%
62  GR       GOODRICH (B F) CO                         $2,483.70        0.14%        $2,483.70         0.14%         98.59%
63  KLAC     KLA-TENCOR CORP                           $2,443.30        0.14%        $2,443.30         0.14%         98.73%
64  TNB      THOMAS & BETTS CORP                       $2,196.07        0.12%        $2,196.07         0.12%         98.86%
65  NSM      NATIONAL SEMICONDUCTOR CORP               $2,155.57        0.12%        $2,155.57         0.12%         98.98%
66  SGI      SILICON GRAPHICS INC                      $1,970.49        0.11%        $1,970.49         0.11%         99.09%
67  SFA      SCIENTIFIC-ATLANTA INC                    $1,857.22        0.10%        $1,857.22         0.10%         99.19%
68  ADBE     ADOBE SYSTEMS INC                         $1,794.68        0.10%        $1,794.68         0.10%         99.29%
69  PRD      POLAROID CORP                             $1,582.63        0.09%        $1,582.63         0.09%         99.38%
70  CS       CABLETRON SYSTEMS                         $1,512.86        0.08%        $1,512.86         0.08%         99.47%
71  ADSK     AUTODESK INC                              $1,484.47        0.08%        $1,484.47         0.08%         99.55%
72  TEK      TEKTRONIX INC                             $1,446.31        0.08%        $1,446.31         0.08%         99.63%
73  ANDW     ANDREW CORP                               $1,405.65        0.08%        $1,405.65         0.08%         99.71%
74  IKN      IKON OFFICE SOLUTIONS                     $1,345.50        0.08%        $1,345.50         0.08%         99.79%
75  EGG      EG&G INC                                  $1,288.74        0.07%        $1,288.74         0.07%         99.86%
76  MIL      MILLIPORE CORP                            $1,095.20        0.06%        $1,095.20         0.06%         99.92%
77  MCL      MOORE CORP LTD                              $884.49        0.05%          $884.49         0.05%         99.97%
78  DGN      DATA GENERAL CORP                           $552.89        0.03%          $552.89         0.03%        100.00%
                                                   $1,779,948.99                 $1,779,948.99

                             IXU Component Weights


                                    8/14/98

                                                       MARKET          MARKET      INDEX MARKET       INDEX        CUMULATIVE
 SYMBOL            COMPANY NAME                    CAPITALIZATION      WEIGHT     CAPITALIZATION      WEIGHT      INDEX WEIGHT
1   SBC      SBC COMMUNICATIONS INC                  $71,485.06        12.67%       $71,485.06        12.71%         12.71%
3   BLS      BELLSOUTH CORP                          $66,707.65        11.82%       $66,707.65        11.86%         24.58%
2   BEL      BELL ATLANTIC CORP                      $63,841.71        11.31%       $63,841.71        11.35%         35.93%
4   GTE      GTE CORP                                $47,106.36         8.35%       $47,106.36         8.38%         44.31%
5   AIT      AMERITECH CORP                          $52,342.34         9.27%       $28,426.67         5.06%         49.36%
6   USW      U S WEST INC                            $25,612.08         4.54%       $26,333.10         4.68%         54.05%
7   DUK      DUKE ENERGY CORP                        $21,264.37         3.77%       $21,925.22         3.90%         57.95%
8   SO       SOUTHERN CO                             $18,306.25         3.24%       $18,935.45         3.37%         61.31%
10  PCG      PG&E CORP                               $11,849.54         2.10%       $12,502.68         2.22%         63.54%
11  TXU      TEXAS UTILITIES CO                      $11,337.10         2.01%       $11,983.81         2.13%         65.67%
12  FPL      FPL GROUP INC                           $11,161.14         1.98%       $11,809.00         2.10%         67.77%
9   AT       ALLTEL CORP                             $11,086.26         1.96%       $11,663.40         2.07%         69.84%
13  ED       CONSOLIDATED EDISON INC                 $10,596.96         1.88%       $11,245.31         2.00%         71.84%
14  EIX      EDISON INTERNATIONAL                    $10,165.00         1.80%       $10,794.98         1.92%         73.76%
15  HOU      HOUSTON INDUSTRIES INC                   $8,334.99         1.48%        $8,940.88         1.59%         75.35%
16  AEP      AMERICAN ELECTRIC POWER                  $8,295.52         1.47%        $8,932.67         1.59%         76.94%
18  D        DOMINION RESOURCES INC                   $8,154.95         1.45%        $8,833.88         1.57%         78.51%
17  PEG      PUBLIC SERVICE ENTRP                     $7,741.60         1.37%        $8,384.78         1.49%         80.00%
19  UCM      UNICOM CORP                              $7,401.92         1.31%        $8,047.83         1.43%         81.43%
25  PE       PECO ENERGY CO                           $6,898.96         1.22%        $7,603.83         1.35%         82.79%
21  ETR      ENTERGY CORP                             $6,699.00         1.19%        $7,326.59         1.30%         84.09%
20  FE       FIRSTENERGY CORP                         $6,644.91         1.18%        $7,266.75         1.29%         85.38%
22  PPW      PACIFICORP                               $6,428.12         1.14%        $7,062.44         1.26%         86.64%
24  CPL      CAROLINA POWER & LIGHT                   $6,167.11         1.09%        $6,790.60         1.21%         87.85%
26  DTE      DTE ENERGY CO                            $5,902.74         1.05%        $6,571.53         1.17%         89.01%
23  SRE      SEMPRA ENERGY                            $5,921.88         1.05%        $6,513.79         1.16%         90.17%
30  FRO      FRONTIER CORP                            $5,789.14         1.03%        $6,501.52         1.16%         91.33%
27  CSR      CENTRAL & SOUTH WEST CORP                $5,453.25         0.97%        $6,087.58         1.08%         92.41%
29  AEE      AMEREN CORP                              $5,308.51         0.94%        $5,954.42         1.06%         93.47%
28  CIN      CINERGY CORP                             $5,009.01         0.89%        $5,611.04         1.00%         94.47%
31  GPU      GPU INC                                  $4,811.30         0.85%        $5,471.66         0.97%         95.44%
32  BGE      BALTIMORE GAS & ELECTRIC                 $4,500.70         0.80%        $5,151.01         0.92%         96.36%
34  PPL      PP&L RESOURCES INC                       $4,178.58         0.74%        $4,908.05         0.87%         97.23%
33  NSP      NORTHERN STATES POWER/MN                 $4,013.40         0.71%        $4,630.69         0.82%         98.05%
35  NMK      NIAGARA MOHAWK POWER                     $2,856.61         0.51%        $3,534.16         0.63%         98.68%
36  GAS      NICOR INC                                $1,853.03         0.33%        $2,491.88         0.44%         99.13%
37  PGL      PEOPLES ENERGY CORP                      $1,231.12         0.22%        $1,830.35         0.33%         99.45%
38  OKE      ONEOK INC                                $1,059.60         0.19%        $1,618.20         0.29%         99.74%
39  EFU      EASTERN ENTERPRISES                        $836.07         0.15%        $1,469.73         0.26%        100.00%
                                                    $564,353.82                    $562,296.24

                             IXV Component Weights


                                    8/14/98

                                                         MARKET           MARKET      INDEX MARKET       INDEX        CUMULATIVE
 SYMBOL                COMPANY NAME                   CAPITALIZATION      WEIGHT     CAPITALIZATION      WEIGHT      INDEX WEIGHT
1   DIS         DISNEY (WALT) COMPANY                   $64,935.07        12.77%       $64,935.07        12.77%         12.77%
2   TWX         TIME WARNER INC                         $52,803.29        10.39%       $52,803.29        10.39%         23.16%
3   MCD         MCDONALDS CORP                          $44,597.02         8.77%       $44,597.02         8.77%         31.94%
4   UMG         MEDIAONE GROUP INC                      $28,922.42         5.69%       $28,922.42         5.69%         37.63%
5   VIA.B       VIACOM INC  -CL B                       $21,619.60         4.25%       $21,619.60         4.25%         41.88%
6   CBS         CBS CORP                                $20,466.28         4.03%       $20,466.28         4.03%         45.90%
7   TCOMA       TELE-COMM TCI GRP  -SER A               $18,480.66         3.64%       $18,480.66         3.64%         49.54%
8   GCI         GANNETT CO                              $17,972.42         3.54%       $17,972.42         3.54%         53.08%
9   CMCSK       COMCAST CORP  -CL A SPL                 $16,410.13         3.23%       $16,410.13         3.23%         56.30%
10  COL         COLUMBIA/HCA HLTHCR  -VTG               $15,283.67         3.01%       $15,283.67         3.01%         59.31%
11  CD          CENDANT CORP                            $14,524.21         2.86%       $14,524.21         2.86%         62.17%
12  CCU         CLEAR CHANNEL COMMUNICATIONS            $12,922.31         2.54%       $12,922.31         2.54%         64.71%
13  HBOC        HBO & CO                                $11,734.87         2.31%       $11,734.87         2.31%         67.02%
14  AET         AETNA INC                                $9,819.56         1.93%        $9,819.56         1.93%         68.95%
15  SRV         SERVICE CORP INTERNATIONAL               $9,759.96         1.92%        $9,759.96         1.92%         70.87%
16  RX          IMS HEALTH INC                           $9,689.52         1.91%        $9,689.52         1.91%         72.78%
17  OMC         OMNICOM GROUP                            $9,160.66         1.80%        $9,160.66         1.80%         74.58%
18  HRC         HEALTHSOUTH CORP                         $9,000.37         1.77%        $9,000.37         1.77%         76.35%
19  MAR         MARRIOTT INTL INC                        $8,526.21         1.68%        $8,526.21         1.68%         78.03%
20  MHP         MCGRAW-HILL COMPANIES                    $8,264.72         1.63%        $8,264.72         1.63%         79.65%
21  TRB         TRIBUNE CO                               $8,164.90         1.61%        $8,164.90         1.61%         81.26%
22  IPG         INTERPUBLIC GROUP OF COS                 $8,046.01         1.58%        $8,046.01         1.58%         82.84%
23  THC         TENET HEALTHCARE CORP                    $7,937.54         1.56%        $7,937.54         1.56%         84.40%
24  NYT         NEW YORK TIMES CO  -CL A                 $6,133.06         1.21%        $6,133.06         1.21%         85.61%
25  UNH         UNITED HEALTHCARE CORP                   $6,034.04         1.19%        $6,034.04         1.19%         86.80%
26  HLT         HILTON HOTELS CORP                       $6,015.68         1.18%        $6,015.68         1.18%         87.98%
27  DNY         DONNELLEY (R R) & SONS CO                $5,817.90         1.14%        $5,817.90         1.14%         89.12%
28  TMC         TIMES MIRROR COMPANY  -SER A             $5,462.56         1.07%        $5,462.56         1.07%         90.20%
29  YUM         TRICON GLOBAL RESTAURANTS                $5,225.83         1.03%        $5,225.83         1.03%         91.23%
30  DJ          DOW JONES & CO INC                       $4,989.29         0.98%        $4,989.29         0.98%         92.21%
31  HRB         BLOCK H & R INC                          $4,454.38         0.88%        $4,454.38         0.88%         93.08%
32  DNB         DUN & BRADSTREET CORP                    $4,441.86         0.87%        $4,441.86         0.87%         93.96%
33  KRI         KNIGHT-RIDDER INC                        $3,830.07         0.75%        $3,830.07         0.75%         94.71%
34  MIR         MIRAGE RESORTS INC                       $3,276.62         0.64%        $3,276.62         0.64%         95.36%
35  AM          AMERICAN GREETINGS  -CL A                $3,093.66         0.61%        $3,093.66         0.61%         95.97%
36  WEN         WENDY'S INTERNATIONAL INC                $2,666.69         0.52%        $2,666.69         0.52%         96.49%
37  DLX         DELUXE CORP                              $2,657.19         0.52%        $2,657.19         0.52%         97.01%
38  HUM         HUMANA INC                               $2,475.90         0.49%        $2,475.90         0.49%         97.50%
39  DRI         DARDEN RESTAURANTS INC                   $2,346.45         0.46%        $2,346.45         0.46%         97.96%
40  MDP         MEREDITH CORP                            $2,161.42         0.43%        $2,161.42         0.43%         98.39%
41  HET         HARRAHS ENTERTAINMENT INC                $1,920.88         0.38%        $1,920.88         0.38%         98.76%
42  MNR         MANOR CARE INC                           $1,918.12         0.38%        $1,918.12         0.38%         99.14%
43  KWP         KING WORLD PRODUCTIONS INC               $1,901.17         0.37%        $1,901.17         0.37%         99.52%
44  SMS         SHARED MEDICAL SYSTEMS CORP              $1,624.77         0.32%        $1,624.77         0.32%         99.84%
45  JOS         JOSTENS INC                                $837.10         0.16%          $837.10         0.16%        100.00%
                                                       $508,326.05                    $508,326.05

                             IXY Component Weights


                                    8/14/98

                                                         MARKET           MARKET      INDEX MARKET       INDEX        CUMULATIVE
 SYMBOL                COMPANY NAME                   CAPITALIZATION      WEIGHT     CAPITALIZATION      WEIGHT      INDEX WEIGHT
1   WMT         WAL-MART STORES                        $140,088.45        18.55%       $140,088.45       18.55%         18.55%
2   HD          HOME DEPOT INC                          $61,721.52         8.17%        $61,721.52        8.17%         26.72%
3   F           FORD MOTOR CO                           $59,284.84         7.85%        $59,284.84        7.85%         34.57%
4   GM          GENERAL MOTORS CORP                     $45,324.79         6.00%        $45,324.79        6.00%         40.57%
5   C           CHRYSLER CORP                           $37,035.05         4.90%        $37,035.05        4.90%         45.47%
6   GPS         GAP INC                                 $24,742.81         3.28%        $24,742.81        3.28%         48.74%
7   DH          DAYTON HUDSON CORP                      $19,888.69         2.63%        $19,888.69        2.63%         51.38%
8   S           SEARS ROEBUCK & CO                      $18,868.31         2.50%        $18,868.31        2.50%         53.88%
9   BNI         BRLNGTN NTHRN SANTA FE                  $14,960.82         1.98%        $14,960.82        1.98%         55.86%
10  MAY         MAY DEPARTMENT STORES CO                $14,313.13         1.89%        $14,313.13        1.89%         57.75%
11  JCP         PENNEY (J C) CO                         $14,024.63         1.86%        $14,024.63        1.86%         59.61%
12  LOW         LOWES COS                               $13,183.24         1.75%        $13,183.24        1.75%         61.35%
13  COST        COSTCO COMPANIES INC                    $11,914.77         1.58%        $11,914.77        1.58%         62.93%
14  NKE         NIKE INC  -CL B                         $11,401.18         1.51%        $11,401.18        1.51%         64.44%
15  MAT         MATTEL INC                              $11,171.91         1.48%        $11,171.91        1.48%         65.92%
16  AMR         AMR CORP/DE                             $11,008.90         1.46%        $11,008.90        1.46%         67.38%
17  NSC         NORFOLK SOUTHERN CORP                   $10,723.10         1.42%        $10,723.10        1.42%         68.80%
18  FD          FEDERATED DEPT STORES                   $10,385.46         1.37%        $10,385.46        1.37%         70.17%
19  UNP         UNION PACIFIC CORP                       $9,551.69         1.26%         $9,551.69        1.26%         71.44%
20  MAS         MASCO CORP                               $9,412.81         1.25%         $9,412.81        1.25%         72.68%
21  CSX         CSX CORP                                 $8,955.34         1.19%         $8,955.34        1.19%         73.87%
22  KSS         KOHLS CORP                               $8,942.67         1.18%         $8,942.67        1.18%         75.05%
23  DAL         DELTA AIR LINES INC                      $8,743.93         1.16%         $8,743.93        1.16%         76.21%
24  GT          GOODYEAR TIRE & RUBBER CO                $8,481.08         1.12%         $8,481.08        1.12%         77.33%
25  KM          K MART CORP                              $8,447.24         1.12%         $8,447.24        1.12%         78.45%
26  FDX         FDX CORP                                 $7,991.22         1.06%         $7,991.22        1.06%         79.51%
27  TJX         TJX COMPANIES INC                        $7,605.33         1.01%         $7,605.33        1.01%         80.51%
28  NWL         NEWELL COMPANIES                         $7,558.12         1.00%         $7,558.12        1.00%         81.52%
29  U           US AIRWAYS GROUP INC                     $6,746.62         0.89%         $6,746.62        0.89%         82.41%
30  LUV         SOUTHWEST AIRLINES                       $6,694.62         0.89%         $6,694.62        0.89%         83.29%
31  LTD         LIMITED INC                              $6,086.44         0.81%         $6,086.44        0.81%         84.10%
32  GPC         GENUINE PARTS CO                         $5,861.63         0.78%         $5,861.63        0.78%         84.88%
33  TAN         TANDY CORP                               $5,747.36         0.76%         $5,747.36        0.76%         85.64%
34  TOY         TOYS R US INC                            $5,580.82         0.74%         $5,580.82        0.74%         86.38%
35  NOBE        NORDSTROM INC                            $5,414.39         0.72%         $5,414.39        0.72%         87.09%
36  VFC         VF CORP                                  $5,368.69         0.71%         $5,368.69        0.71%         87.80%
37  SHW         SHERWIN-WILLIAMS CO                      $5,053.27         0.67%         $5,053.27        0.67%         88.47%
38  DG          DOLLAR GENERAL                           $4,822.43         0.64%         $4,822.43        0.64%         89.11%
39  BDK         BLACK & DECKER CORP                      $4,761.72         0.63%         $4,761.72        0.63%         89.74%
40  HAS         HASBRO INC                               $4,749.46         0.63%         $4,749.46        0.63%         90.37%
41  AZO         AUTOZONE INC                             $4,700.76         0.62%         $4,700.76        0.62%         90.99%
42  RBD         RUBBERMAID INC                           $4,456.79         0.59%         $4,456.79        0.59%         91.58%
43  WHR         WHIRLPOOL CORP                           $4,258.85         0.56%         $4,258.85        0.56%         92.15%
44  IIN         ITT INDUSTRIES INC                       $4,175.19         0.55%         $4,175.19        0.55%         92.70%
45  MYG         MAYTAG CORP                              $4,121.49         0.55%         $4,121.49        0.55%         93.24%
46  CC          CIRCUIT CITY STR CRCT CTY GP             $3,962.30         0.52%         $3,962.30        0.52%         93.77%
47  H           HARCOURT GENERAL INC                     $3,906.05         0.52%         $3,906.05        0.52%         94.29%
48  DDS         DILLARDS INC  -CL A                      $3,787.83         0.50%         $3,787.83        0.50%         94.79%
49  SWK         STANLEY WORKS                            $3,655.43         0.48%         $3,655.43        0.48%         95.27%
50  CNS         CONSOLIDATED STORES CORP                 $3,615.69         0.48%         $3,615.69        0.48%         95.75%
51  LDW         LAIDLAW INC                              $3,081.28         0.41%         $3,081.28        0.41%         96.16%
52  CTX         CENTEX CORP                              $2,468.09         0.33%         $2,468.09        0.33%         96.49%
53  LIZ         LIZ CLAIBORNE INC                        $2,269.92         0.30%         $2,269.92        0.30%         96.79%

                             IXY Component Weights

54  ACK         ARMSTRONG WORLD INDS INC                 $2,221.78         0.29%         $2,221.78        0.29%         97.08%
55  OWC         OWENS CORNING                            $2,209.68         0.29%         $2,209.68        0.29%         97.37%
56  R           RYDER SYSTEM INC                         $1,964.78         0.26%         $1,964.78        0.26%         97.63%
57  SNA         SNAP-ON INC                              $1,923.58         0.25%         $1,923.58        0.25%         97.89%
58  FTL         FRUIT OF THE LOOM INC  -CL A             $1,906.22         0.25%         $1,906.22        0.25%         98.14%
59  BC          BRUNSWICK CORP                           $1,764.99         0.23%         $1,764.99        0.23%         98.37%
60  Z           VENATOR GROUP INC                        $1,703.55         0.23%         $1,703.55        0.23%         98.60%
61  TUP         TUPPERWARE CORP                          $1,473.42         0.20%         $1,473.42        0.20%         98.79%
62  PHM         PULTE CORP                               $1,396.53         0.18%         $1,396.53        0.18%         98.98%
63  CTB         COOPER TIRE & RUBBER                     $1,378.46         0.18%         $1,378.46        0.18%         99.16%
64  FLE         FLEETWOOD ENTERPRISES                    $1,345.80         0.18%         $1,345.80        0.18%         99.34%
65  RML         RUSSELL CORP                             $1,117.02         0.15%         $1,117.02        0.15%         99.49%
66  PBY         PEP BOYS-MANNY MOE & JACK                $1,094.87         0.14%         $1,094.87        0.14%         99.63%
67  RBK         REEBOK INTERNATIONAL LTD                 $1,063.34         0.14%         $1,063.34        0.14%         99.77%
68  KBH         KAUFMAN & BROAD HOME                     $1,012.60         0.13%         $1,012.60        0.13%         99.91%
69  SMI         SPRINGS INDUSTRIES  -CL A                  $702.20         0.09%           $702.20        0.09%        100.00%
                                                       $755,356.95                     $755,356.95

                              IXB Industry Groups

                                MARKET            MARKET          INDEX MARKET       INDEX       CUMULATIVE
      INDUSTRY              CAPITALIZATION        WEIGHT         CAPITALIZATION      WEIGHT     INDEX WEIGHT
Major Chemicals              $130,202.42          41.66%           $130,202.42       41.66%        41.66%
Specialty Chem.               $52,818.24          16.90%            $52,818.24       16.90%        58.55%
Paper & Forest Prod           $45,894.53          14.68%            $45,894.53       14.68%        73.24%
Aluminum                      $20,784.24           6.65%            $20,784.24        6.65%        79.89%
Gold Mining                   $14,313.87           4.58%            $14,313.87        4.58%        84.47%
Packaging                     $13,971.87           4.47%            $13,971.87        4.47%        88.94%
Steel                         $12,209.73           3.91%            $12,209.73        3.91%        92.84%
Non-Ferous Metals              $9,068.80           2.90%             $9,068.80        2.90%        95.74%
Glass Container                $6,073.67           1.94%             $6,073.67        1.94%        97.69%
Metal Containers               $5,819.85           1.86%             $5,819.85        1.86%        99.55%
Metal Fabricators              $1,409.44           0.45%             $1,409.44        0.45%       100.00%
               TOTAL         $312,566.66         100.00%           $312,566.66      100.00%

                              IXE Industry Groups

                                    MARKET            MARKET         INDEX MARKET         INDEX         CUMULATIVE
       INDUSTRY                 CAPITALIZATION        WEIGHT        CAPITALIZATION        WEIGHT       INDEX WEIGHT
Intl' Oil                         $403,217.86         63.06%          $371,695.77         58.83%           58.83%
Domestic Oil                      $114,957.91         17.98%          $116,362.30         18.42%           77.24%
Oil Services                       $49,755.01          7.78%           $55,643.87          8.81%           86.05%
Natural Gas Pipeline               $47,114.51          7.37%           $54,935.21          8.69%           94.74%
Oil & Gas Producer                 $16,945.59          2.65%           $22,807.80          3.61%           98.35%
Oil Refining & Marketing            $7,459.84          1.17%           $10,397.44          1.65%          100.00%
                      TOTAL       $639,450.71        100.00%          $631,842.40        100.00%

                              IXI Industry Groups

                                    MARKET            MARKET         INDEX MARKET         INDEX         CUMULATIVE
       INDUSTRY                 CAPITALIZATION        WEIGHT        CAPITALIZATION        WEIGHT       INDEX WEIGHT
Electrical Equip.                 $312,349.14         54.95%          $163,530.06         29.47%           29.47%
Conglomerate                      $103,923.34         18.28%          $129,246.30         23.29%           52.77%
Industrial Machinery               $31,714.24          5.58%           $53,592.82          9.66%           62.42%
Heavy Duty Trucks                  $20,512.49          3.61%           $47,931.67          8.64%           71.06%
Machinery - Ag.                    $31,544.81          5.55%           $46,326.50          8.35%           79.41%
Pollution Control                  $36,073.84          6.35%           $40,709.52          7.34%           86.75%
Process Controls                   $14,697.14          2.59%           $29,227.39          5.27%           92.02%
Specialty Machinery                $12,947.34          2.28%           $28,514.57          5.14%           97.16%
Engineering & Construc.             $3,750.55          0.66%           $10,482.40          1.89%           99.04%
Machine Tools                         $899.17          0.16%            $5,300.26          0.96%          100.00%
                    TOTAL         $568,412.05        100.00%          $554,861.50        100.00%

                              IXM Industry Groups


                                    MARKET            MARKET         INDEX MARKET         INDEX         CUMULATIVE
       INDUSTRY                 CAPITALIZATION        WEIGHT        CAPITALIZATION        WEIGHT       INDEX WEIGHT
Regional Bank                     $493,537.17         34.18%          $493,537.17         34.18%           34.18%
Multinational Bank                $198,865.95         13.77%          $198,865.95         13.77%           47.95%
Insurance - Specialty             $118,977.41          8.24%          $118,977.41          8.24%           56.19%
Insurance - Multiline             $108,722.84          7.53%          $108,722.84          7.53%           63.72%
Brokerage                          $98,187.24          6.80%           $98,187.24          6.80%           70.53%
Govt Sponsored Agency              $96,774.71          6.70%           $96,774.71          6.70%           77.23%
Insurance - P&C                    $67,523.55          4.68%           $67,523.55          4.68%           81.90%
Insurance - Life                   $66,823.97          4.63%           $66,823.97          4.63%           86.53%
Diversified Financials             $61,906.99          4.29%           $61,906.99          4.29%           90.82%
Financial - Consumer               $48,655.89          3.37%           $48,655.89          3.37%           94.19%
Insurance - Broker                 $25,790.61          1.79%           $25,790.61          1.79%           95.98%
Savings & Loan                     $25,356.16          1.76%           $25,356.16          1.76%           97.73%
Credit Card                        $22,704.15          1.57%           $22,704.15          1.57%           99.30%
Investment Advisors                $10,039.71          0.70%           $10,039.71          0.70%          100.00%
                  TOTAL         $1,443,866.35        100.00%        $1,443,866.35        100.00%

                              IXR Industry Groups



                                    MARKET            MARKET         INDEX MARKET         INDEX         CUMULATIVE
       INDUSTRY                 CAPITALIZATION        WEIGHT        CAPITALIZATION        WEIGHT       INDEX WEIGHT
Drugs                             $688,633.04         36.04%          $688,633.04         36.04%           36.04%
Medical Supplies                  $268,346.41         14.04%          $268,346.41         14.04%           50.09%
Beverages - Softdrink             $240,185.04         12.57%          $240,185.04         12.57%           62.66%
Household Products                $212,907.91         11.14%          $212,907.91         11.14%           73.80%
Foods                             $165,199.20          8.65%          $165,199.20          8.65%           82.45%
Tobacco                           $107,617.69          5.63%          $107,617.69          5.63%           88.08%
Cosmetic & Personal Care           $74,732.95          3.91%           $74,732.95          3.91%           91.99%
Food Retailer                      $55,627.38          2.91%           $55,627.38          2.91%           94.90%
Retail - Drug Stores               $50,519.73          2.64%           $50,519.73          2.64%           97.55%
Beverages - Brewers                $46,856.14          2.45%           $46,856.14          2.45%          100.00%
                     TOTAL      $1,910,625.50        100.00%        $1,910,625.50        100.00%

                              IXT Industry Groups


                                        MARKET            MARKET        INDEX MARKET        INDEX         CUMULATIVE
       INDUSTRY                     CAPITALIZATION        WEIGHT       CAPITALIZATION       WEIGHT       INDEX WEIGHT
Computer Software                     $307,090.24         17.25%         $307,090.24        17.25%           17.25%
Telecom - Long Distance               $226,535.72         12.73%         $226,535.72        12.73%           29.98%
Computer Systems                      $209,977.49         11.80%         $209,977.49        11.80%           41.78%
Semiconductor                         $197,641.55         11.10%         $197,641.55        11.10%           52.88%
Telecom - Equipment                   $171,325.24          9.63%         $171,325.24         9.63%           62.51%
PC - Workstation                      $159,517.45          8.96%         $159,517.45         8.96%           71.47%
Telecom - Network                     $121,049.52          6.80%         $121,049.52         6.80%           78.27%
Telecom - Wireless                     $70,090.25          3.94%          $70,090.25         3.94%           82.21%
Computer Services                      $66,735.72          3.75%          $66,735.72         3.75%           85.96%
Aerospace                              $65,760.54          3.69%          $65,760.54         3.69%           89.65%
Defense Electronics                    $54,849.44          3.08%          $54,849.44         3.08%           92.73%
Office Equipment                       $49,114.86          2.76%          $49,114.86         2.76%           95.49%
Imaging                                $28,204.23          1.58%          $28,204.23         1.58%           97.08%
Biotech                                $17,689.62          0.99%          $17,689.62         0.99%           98.07%
Connectors                             $17,484.97          0.98%          $17,484.97         0.98%           99.05%
Electronics - Instrumentation           $8,853.15          0.50%           $8,853.15         0.50%           99.55%
Info Processing - Peripherials          $6,623.33          0.37%           $6,623.33         0.37%           99.92%
Wireless Equipment                      $1,405.65          0.08%           $1,405.65         0.08%          100.00%
                        TOTAL       $1,779,948.99        100.00%       $1,779,948.99       100.00%

                              IXU Industry Groups



                                        MARKET             MARKET        INDEX MARKET        INDEX         CUMULATIVE
       INDUSTRY                     CAPITALIZATION         WEIGHT       CAPITALIZATION       WEIGHT       INDEX WEIGHT
Telecom - Local                       $343,970.60          60.95%         $322,065.46         57.28%          57.28%
Electric Utility                      $215,403.39          38.17%         $232,820.62         41.41%          98.68%
Natural Gas Distributors                $4,143.76           0.73%           $5,940.42          1.06%          99.74%
Natural Gas Pipeline                      $836.07           0.15%           $1,469.73          0.26%         100.00%
                    TOTAL             $564,353.82         100.00%         $562,296.24        100.00%

                              IXV Industry Groups


                                        MARKET              MARKET        INDEX MARKET         INDEX         CUMULATIVE
       INDUSTRY                     CAPITALIZATION          WEIGHT       CAPITALIZATION        WEIGHT       INDEX WEIGHT
Entertainment                         $139,357.96           27.42%        $139,357.96           27.42%          27.42%
Media Broadcasting                     $99,102.97           19.50%         $99,102.97           19.50%          46.91%
News - Info Services                   $72,989.05           14.36%         $72,989.05           14.36%          61.27%
Restaurants                            $54,835.99           10.79%         $54,835.99           10.79%          72.06%
Lodging & Cruise                       $29,066.10            5.72%         $29,066.10            5.72%          77.78%
Hospital Management                    $25,139.33            4.95%         $25,139.33            4.95%          82.72%
Health Care Info Tech                  $23,049.15            4.53%         $23,049.15            4.53%          87.26%
HMOs                                   $18,329.51            3.61%         $18,329.51            3.61%          90.86%
Advertising & Marketing                $17,206.67            3.38%         $17,206.67            3.38%          94.25%
Death Care                              $9,759.96            1.92%          $9,759.96            1.92%          96.17%
Alternative Site Care                   $9,000.37            1.77%          $9,000.37            1.77%          97.94%
Misc. Service                           $5,291.48            1.04%          $5,291.48            1.04%          98.98%
Gaming - Casino                         $5,197.50            1.02%          $5,197.50            1.02%         100.00%
                   TOTAL              $508,326.05          100.00%        $508,326.05          100.00%

                              IXY Industry Groups



                                        MARKET            MARKET        INDEX MARKET         INDEX         CUMULATIVE
       INDUSTRY                     CAPITALIZATION        WEIGHT       CAPITALIZATION        WEIGHT       INDEX WEIGHT
Retail - Mass Merchandize             $186,251.04          24.66%        $186,251.04         24.66%          24.66%
Auto                                  $141,644.67          18.75%        $141,644.67         18.75%          43.41%
Retail - Building Materials            $74,904.76           9.92%         $74,904.76          9.92%          53.33%
Retail - Dept. Stores                  $66,638.22           8.82%         $66,638.22          8.82%          62.15%
Railroad                               $44,190.96           5.85%         $44,190.96          5.85%          68.00%
Retail - Apparel                       $38,434.58           5.09%         $38,434.58          5.09%          73.09%
Airline                                $33,194.06           4.39%         $33,194.06          4.39%          77.48%
Specialty Retail                       $22,814.84           3.02%         $22,814.84          3.02%          80.50%
Building Materials                     $16,675.77           2.21%         $16,675.77          2.21%          82.71%
Toys                                   $15,921.37           2.11%         $15,921.37          2.11%          84.82%
Housewares                             $13,488.33           1.79%         $13,488.33          1.79%          86.60%
Shoes                                  $12,464.52           1.65%         $12,464.52          1.65%          88.25%
Auto Parts                             $11,960.39           1.58%         $11,960.39          1.58%          89.84%
Apparel Manufacturers                  $10,661.86           1.41%         $10,661.86          1.41%          91.25%
Tires                                   $9,859.54           1.31%          $9,859.54          1.31%          92.55%
Retail - Consumer Elec.                 $9,709.66           1.29%          $9,709.66          1.29%          93.84%
Hardware & Tools                        $8,417.16           1.11%          $8,417.16          1.11%          94.95%
Appliances                              $8,380.34           1.11%          $8,380.34          1.11%          96.06%
Airfreight                              $7,991.22           1.06%          $7,991.22          1.06%          97.12%
Retail - Auto Parts                     $5,795.63           0.77%          $5,795.63          0.77%          97.89%
Truckers                                $5,046.06           0.67%          $5,046.06          0.67%          98.56%
Home Builders                           $4,877.21           0.65%          $4,877.21          0.65%          99.20%
Home Furnishings                        $2,221.78           0.29%          $2,221.78          0.29%          99.50%
Rec. Equipment                          $1,764.99           0.23%          $1,764.99          0.23%          99.73%
Manufactured Housing                    $1,345.80           0.18%          $1,345.80          0.18%          99.91%
Textiles                                  $702.20           0.09%            $702.20          0.09%         100.00%
                     TOTAL            $755,356.95         100.00%        $755,356.95        100.00%



                         REPORT OF INDEPENDENT AUDITORS

                                     PART C
                                OTHER INFORMATION

 ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:
                Part A:
                Part B:

(b)  Exhibits:
        (1)        (a) Declaration of Trust**
                   (b) Amendment No. 1 to Declaration of Trust
        (2)        By-Laws of the Trust.*
        (3)        Not applicable.
        (4)        Form of global certificate evidencing shares of the Beneficial Interest,
                   $.001 par value, of each Select Sector SPDR Fund.*
        (5)        Investment Advisory Agreement between the Trust and State Street Bank and
                   Trust Company.*
        (6) (A)    Distribution Agreement between the Trust and ALPS Mutual Funds Services, Inc.*
        (6) (B)    Form of Participant Agreement.*
        (6) (C)    Form of Investor Services Agreement.*
        (7)        Not applicable
        (8) (A)    Custodian Agreement between the Trust and State Street Bank and Trust Company.*
        (8) (B)    Lending Agreement between the Trust and                    .*
                                                           -------------------
        (9) (A)    Administration Agreement between the Trust and State Street Bank and Trust Company.*
        (9) (B)    Transfer Agency Services Agreement between the Trust and State Street Bank and Trust Company.*
        (9) (C)    Sub-License Agreement between the Trust and Merrill Lynch and the AMEX.*
        (10)       Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein.*
        (11)       Opinion and consent of PricewaterhouseCoopers, LLP.*
        (12)       Not applicable.
        (13)       Subscription Agreement(s) between the Trust and ALPS Mutual Funds Services, Inc.*
        (14)       Not applicable.
        (15)       Form of 12b-1 Plan.*
        (16)       Not applicable

        (17)       Financial Data Schedule.*
        (18)       Not applicable.

-------------------
            *  To be filed by amendment.
           **  Previously filed.

ITEM 25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Immediately prior to the contemplated public offering of the Trust Shares, the following persons may be deemed individually to control each Select Sector SPDR Fund of the Trust:

            [To be completed by amendment]

ITEM 26.      NUMBER OF HOLDERS OF SECURITIES

            As of _______________, 1998, the holders of beneficial interest, par value $.001 per share, of each of the initial nine Select Sector SPDR Funds of the Trust were:

            [To be completed by amendment]

ITEM 27.      INDEMNIFICATION

            The Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trustee against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

            See "Management of the Trust" in the Statement of Additional Information. Neither the investment adviser of the Registrant nor any director, officer or partner of the investment adviser is, or has been, at any time during the past two years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature.

ITEM 29.      PRINCIPAL UNDERWRITERS

(a) ALPS Mutual Funds Services, Inc. is the Trust's principal underwriter/ distributor. ALPS also acts as a principal underwriter/distributor for various other unrelated investment companies.

(b) The following is a list of the executive officers and directors of ALPS Mutual Funds Services, Inc.:


Name                                    Positions and Offices              Positions and Offices
and Principal Business Address *        with Underwriter                   with Registrant
========================================================================================================
W. Robert Alexander                     Chairman and Chief Executive       None
                                        Officer
--------------------------------------------------------------------------------------------------------
Arthur J. L. Lucey                      President and Secretary            None
--------------------------------------------------------------------------------------------------------
Thomas A. Carter                        Vice President and Chief           None
                                        Financial Officer
--------------------------------------------------------------------------------------------------------
Chad Christensen                        Vice President                     None
--------------------------------------------------------------------------------------------------------
Edmund J. Burke                         Executive Vice President           President, Treasurer
--------------------------------------------------------------------------------------------------------
James V. Hyatt                          General Counsel                    None
--------------------------------------------------------------------------------------------------------
Jeremy O. May                           Vice President                     None
--------------------------------------------------------------------------------------------------------
William N. Paston                       Vice President                     None
--------------------------------------------------------------------------------------------------------
John S. Hannon, Jr.                     Director                           None
--------------------------------------------------------------------------------------------------------
Rick A. Pederson                        Director                           None
--------------------------------------------------------------------------------------------------------
Chris Woessner                          Director                           None
--------------------------------------------------------------------------------------------------------


(c) Not applicable.


ITEM 30.      LOCATION OF ACCOUNTS AND RECORDS

            All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Administrator, State Street Bank & Trust Company, 1776 Heritage Drive, AFB-4, North Quincy, Massachusetts 02171.



-------------------------------
    * All addresses are 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202.

ITEM 31.      MANAGEMENT SERVICES

            Not applicable.


ITEM 32.      UNDERTAKINGS

            The Trust hereby undertakes that it will file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if the Trust proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act (15 U.S.C. 80a-14(a)(3)).

            The Trust hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the holders of at least 10% of the Trust's outstanding shares of common stock and, in connection with such meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 1 to Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 16th day of October 1998.

                                  THE SELECT SECTOR SPDR(R) TRUST

                                  By  /s/ Edmund J. Burke
                                      ---------------------------
                                      Edmund J. Burke
                                      President


            Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registrant's Registration Statement has been signed below by the following person in the capacities and on the date indicated.

           Signature                 Title                      Date


           /s/ Edmund J. Burke       President, Treasurer       October 16, 1998
           ---------------------     and Sole Trustee
           Edmund J. Burke

                                  EXHIBIT INDEX

EXHIBIT
NUMBER           EXHIBIT
------           -------
   1.(b)         Amendment No. 1 to the Declaration of Trust
